UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ARCONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Letter to our Shareholders
March 28, 2018
Dear Arconic Shareholders:
You are cordially invited to attend the 2018 Annual Meeting of Shareholders of Arconic Inc. to be held on Wednesday, May 16, 2018, at 9:00 a.m. Eastern Time, at Lotte New York Palace Hotel, 455 Madison Avenue, New York, NY 10022.
We are pleased to present you with our 2018 Proxy Statement, which represents our continual commitment to transparency, good governance and performance-based executive compensation, and reflects the input we have received during dialogue with our investors. At the 2018 Annual Meeting, shareholders will vote on the matters set forth in the 2018 Proxy Statement and the accompanying notice of the annual meeting. Highlights of the detailed information included in the proxy statement can be found in the “Proxy Summary” starting on page 1.
Your vote is very important. Whether or not you will attend the meeting, we hope that your shares are represented and voted. In advance of the meeting on Wednesday, May 16, 2018, please cast your vote through the Internet, by telephone or by mail. Instructions on how to vote are found in the section entitled “Proxy Summary—How to Cast Your Vote” on page 1.
Thank you for being a shareholder of Arconic. We look forward to seeing you at the meeting.
Sincerely,

John C. Plant Chairman of the Board	Charles “Chip” Blankenship Chief Executive Officer

Notice of 2018 Annual Meeting of Shareholders
Wednesday, May 16, 2018 9:00 a.m. Eastern Time	Lotte New York Palace Hotel 455 Madison Avenue New York, NY 10022
The Annual Meeting of Shareholders of Arconic Inc. (“Arconic” or the “Company”) will be held on Wednesday, May 16, 2018, at 9:00 a.m. Eastern Time, at the Lotte New York Palace Hotel, New York, NY. Shareholders of record of Arconic common stock at the close of business on March 21, 2018 are entitled to vote at the meeting.
The purposes of the meeting are:
1.
to elect 13 directors to serve one-year terms expiring at the 2019 Annual Meeting of Shareholders;

2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018;

3.
to approve, on an advisory basis, executive compensation;

4.
to approve the 2013 Arconic Stock Incentive Plan, as amended and restated;

5.
to vote on a shareholder proposal, if properly presented at the meeting; and

6.
to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

You will need an admission ticket if you plan to attend the meeting. Only shareholders and authorized guests of the Company may attend the meeting and all attendees will be required to show a valid form of ID (such as a government-issued form of photo identification). If you hold your shares in street-name (i.e., through a bank or broker), you must also provide proof of share ownership, such as a letter from your bank or broker or a recent brokerage statement. Street-name holders planning on voting in person at the annual meeting must provide a “legal proxy” from their bank or broker. Please see the “Questions and Answers About the Meeting and Voting” section of the proxy statement for instructions on how to obtain an admission ticket.
We will provide a live webcast of the meeting from our website at http://www.arconic.com under “Investors—Annual Meeting.”
On behalf of Arconic’s Board of Directors,
Katherine Hargrove Ramundo
Executive Vice President, Chief Legal Officer and Secretary
March 28, 2018
i

Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 16, 2018
The Notice of 2018 Annual Meeting of Shareholders and Proxy Statement and 2017 Annual Report are available at www.ReadMaterial.com/ARNC.

The Board of Directors of Arconic Inc. (“Arconic” or the “Company”) is providing this proxy statement in connection with Arconic’s 2018 Annual Meeting of Shareholders to be held on Wednesday, May 16, 2018 at 9:00 a.m. Eastern Time, at the Lotte New York Palace Hotel, 455 Madison Avenue, New York, NY 10022, and at any adjournment or postponement thereof.
Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released to shareholders on or about March 29, 2018. In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each shareholder of record, the Company may furnish proxy materials by providing access to those documents on the Internet. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card. Shareholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials.
ii

Attachments		84
Attachment A –	Pre-Approval Policies and Procedures for Audit and Non-Audit Services	84
Attachment B –	Arconic Inc. Peer Group Companies for Market Information for 2017 Executive Compensation Decisions (non-CEO positions)	86
Attachment C –	Calculation of Financial Measures	87
Attachment D –	2013 Alcoa Stock Incentive Plan, as Amended and Restated	94

2018 Proxy Statement
Proxy Summary
We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and Arconic’s 2017 Annual Report before you vote.
2018 ANNUAL MEETING OF SHAREHOLDERS
Time and Date:	9:00 a.m., Eastern Time, May 16, 2018
Place:	Lotte New York Palace Hotel, 455 Madison Avenue, New York, NY 10022
Record Date:	March 21, 2018
Webcast:	A live webcast of the meeting will be available from our website at http://www.arconic.com under “Investors—Annual Meeting.”
Voting:
Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote on all matters to be voted on. As of March 21, 2018, the record date for the annual meeting, there were 482,807,490 shares of common stock outstanding and expected to be entitled to vote at the 2018 Annual Meeting. There are no other securities of the Company outstanding and entitled to vote at the 2018 Annual Meeting.

Admission:
An admission ticket is required to enter Arconic’s annual meeting. See Question 3 in the “Questions and Answers About the Meeting and Voting” section regarding how to obtain a ticket. Only shareholders and authorized guests of the Company may attend the meeting and all attendees will be required to show a valid form of ID (such as a government-issued form of photo identification). If you hold your shares in street-name (i.e., through a bank or broker), you must also provide proof of share ownership, such as a letter from your bank or broker or a recent brokerage statement.

How to Cast Your Vote
YOUR VOTE IS IMPORTANT! Please cast your vote and play a part in the future of Arconic.
Shareholders of Record, who hold shares registered in their names, can vote by:

Internet at www.cesvote.com	calling 1-888-693-8683 toll-free from the U.S. or Canada	mail return the signed proxy card
Beneficial Owners of Shares, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the Internet, as provided by the bank, broker or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all your shares.
If you are a shareholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote in person at the annual meeting. Even if you plan to attend our annual meeting in person, please cast your vote by submitting a proxy as soon as possible.
Deadline for voting online or by telephone is 6:00 a.m. Eastern Time, on May 16, 2018. If you vote by mail, your proxy card must be received before the annual meeting. If you hold shares in an Arconic savings plan, your voting instructions must be received by 6:00 a.m. Eastern Time, on May 14, 2018.
See the “Questions and Answers About the Meeting and Voting” section for more details.

2018 Proxy Statement
Proxy Summary (continued)

Voting Matters and Board Recommendations
The Board of Directors recommends that you vote as follows:
Voting Matters	Unanimous Board Recommendation	Page Reference (for more detail)
Item 1. Election of 13 Director Nominees to Serve for a One-Year Term Expiring in 2019	✓ FOR Each Nominee	6
Item 2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2018	✓ FOR	37
Item 3. Advisory Vote to Approve Executive Compensation	✓ FOR	40
Item 4. Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated	✓ FOR	67
Item 5. Shareholder Proposal	✗ AGAINST	77

2018 Proxy Statement
Proxy Summary (continued)

Director Nominees (Page 8)
Arconic’s Board of Directors comprises 13 members, and directors are elected on an annual basis. The following table provides summary information about each of the director nominees standing for election to the Board for a one-year term expiring on the date of the Annual Meeting of Shareholders in 2019.
Name	Age	Director Since	Professional Background	Independent	Committee Memberships	Other Current Public Company Boards
James F. Albaugh	67	2017	Former President and Chief Executive Officer of Commercial Airplanes, The Boeing Company; Former President and Chief Executive Officer of Integrated Defense Systems, The Boeing Company	Yes	Audit; Cybersecurity Advisory Subcommittee (Chair)	American Airlines Group Inc.; Harris Corporation
Amy E. Alving	55	—	Former Senior Vice President and Chief Technology Officer, Leidos Holdings, Inc.	Yes	—	DXC Technology Company; Federal National Mortgage Association (Fannie Mae)
Christopher L. Ayers	51	2017	Former President and Chief Executive Officer, WireCo WorldGroup, Inc.	Yes	Audit; Finance	Universal Stainless & Alloy Products, Inc.
Charles “Chip” Blankenship	51	2018	Chief Executive Officer, Arconic Inc.	No	—	—
Arthur D. Collins, Jr.	70	2010	Former Chairman and Chief Executive Officer, Medtronic, Inc.	Yes	Compensation and Benefits (Chair); Governance and Nominating	The Boeing Company; U.S. Bancorp
Elmer L. Doty	63	2017	Operating Executive, The Carlyle Group LP; Former President and Chief Executive Officer, Accudyne Industries LLC	Yes	Compensation and Benefits; Governance and Nominating	—
Rajiv L. Gupta	72	2016	Chairman, Aptiv PLC; Chairman, Avantor Inc.; Former Chairman and Chief Executive Officer, Rohm and Haas Company	Yes	Compensation and Benefits; Governance and Nominating	Aptiv PLC (Chairman)
David P. Hess	62	2017	Former Interim Chief Executive Officer, Arconic Inc.; Former Executive Vice President and Chief Customer Officer of Aerospace, United Technologies	Yes	Audit; Finance	—
Sean O. Mahoney	55	2016	Private Investor; Former Vice Chairman for Global Banking, Deutsche Bank Securities; Former Partner and Head of the Financial Sponsors Group, Goldman, Sachs & Co.	Yes	Audit; Finance (Chair)	Aptiv PLC; Cooper-Standard Holdings Inc.

2018 Proxy Statement
Proxy Summary (continued)

Name	Age	Director Since	Professional Background	Independent	Committee Memberships	Other Current Public Company Boards
David J. Miller	39	2017	Senior Portfolio Manager and Head of U.S. Restructuring, Elliott Management Corporation	Yes	Finance	—
E. Stanley O’Neal	66	2008	Former Chairman and Chief Executive Officer, Merrill Lynch & Co.	Yes	Audit; Finance	Platform Specialty Products Corporation
John C. Plant	64	2016	Former Chairman, President and Chief Executive Officer, TRW Automotive	Yes	Compensation and Benefits; Governance and Nominating	Gates Industrial Corporation PLC; Jabil Circuit Corporation; Masco Corporation
Ulrich R. Schmidt	68	2016	Former Executive Vice President and Chief Financial Officer, Spirit Aerosystems Holdings, Inc.	Yes	Audit (Chair); Finance	—

Corporate Governance Highlights (Page 23)
The Company is committed to good corporate governance, which we believe is important to the success of our business and to advancing shareholder interests. Our corporate governance practices are described in greater detail in the “Corporate Governance” section. Highlights include:
✓
Annually elected directors

✓
Majority voting for directors

✓
12 out of 13 Board members are independent

✓
Average Board tenure, assuming all director nominees are elected, is 2.4 years

✓
No supermajority voting requirements in the Certificate of Incorporation

✓
Separation of the Chairman and the Chief Executive Officer positions

✓
Directors have a broad array of attributes and skills directly relevant to the Company and its businesses

✓
Regular executive sessions of independent directors

✓
Attendance by incumbent directors at Board and committee meetings in 2017 averaged 96%

✓
Independent Audit, Compensation and Benefits, Finance, and Governance and Nominating Committees

✓
Permanent Finance Committee that reviews and provides advice regarding capital structure, capital allocation, financial exposures, mergers and acquisitions, pension investment performance and other financial matters

✓
Risk oversight by full Board and committees

✓
Shareholder engagement program involving independent directors

✓
Shareholders’ right to call special meetings

✓
Shareholders’ ability to take action by written consent

✓
Proxy access mechanism to enable eligible shareholders to nominate director candidates

✓
Policies prohibiting short sales, hedging, margin accounts and pledging

✓
Long-standing commitment to sustainability

2018 Proxy Statement
Proxy Summary (continued)

Executive Compensation Highlights (Page 41)
The Compensation Discussion and Analysis section includes a discussion of the Company’s compensation philosophy and design and 2017 compensation decisions. Based on input from investors and benchmarking analyses, the Company designed an executive compensation structure most suited to drive shareholder value for Arconic in 2017 and beyond.
WHAT WE DO	WHAT WE DON’T DO

✓
Pay for Performance

✓
Cancellation of Unvested Equity Awards Upon Termination of Employment, Other Than in Very Limited Circumstances

✓
Robust Stock Ownership Guidelines

✓
Double-Trigger Change-in-Control Provisions

✓
Active Engagement with Investors

✓
Independent Compensation Consultant

✓
Conservative Risk Profile

✓
Claw-Back Policy

✗
No Guaranteed Annual Bonuses

✗
No Parachute Tax Gross-Ups

✗
No Accelerated Vesting of Equity Outside of a Double-Trigger Change-in-Control

✗
No Short Sales, Derivative Transactions or Hedging of Company Stock

✗
No Dividends on Unvested Equity Awards

✗
No Multi-Year Employment Contracts

✗
No Share Recycling or Option Repricing

✗
No Significant Perquisites

Arconic’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our compensation structure whose design is based on four guiding principles:
•
Make equity long-term incentive (LTI) compensation the most significant portion of total compensation for senior executives and managers.

•
Choose annual incentive compensation (IC) metrics and LTI metrics that focus management’s actions on achieving the greatest positive impact on Arconic’s financial performance.

•
Set IC and LTI targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.

•
Target total compensation at median, while using IC and LTI compensation to motivate performance and to attract and retain exceptional talent.

2018 Proxy Statement
Item 1 Election of Directors
As of the date of this proxy statement, Arconic’s Board of Directors comprises 13 members. Directors are elected for one-year terms.
The Board of Directors, upon the recommendation of the Governance and Nominating Committee, has nominated 12 incumbent directors to stand for reelection to the Board for a one-year term expiring in 2019: James F. Albaugh, Christopher L. Ayers, Charles “Chip” Blankenship, Arthur D. Collins, Jr., Elmer L. Doty, Rajiv L. Gupta, David P. Hess, Sean O. Mahoney, David J. Miller, E. Stanley O’Neal, John C. Plant, and Ulrich R. Schmidt; and 1 nominee to stand for election to the Board for a one-year term expiring in 2019: Amy E. Alving.
Mr. Plant was appointed by the Board of Directors, effective February 5, 2016, in connection with an agreement that the Company entered into on February 1, 2016 with Elliott Associates, L.P., a Delaware limited partnership, Elliott International, L.P., a Cayman Islands limited partnership, and Elliott International Capital Advisors Inc., a Delaware corporation (collectively, “Elliott”). Messrs. Collins, Mahoney, and O’Neal were elected by the shareholders at the 2016 Annual Meeting of Shareholders. Mr. Gupta was appointed to the Board of Directors, effective November 1, 2016, concurrently with the separation of Alcoa Corporation from the Company. Mr. Albaugh was appointed to the Board of Directors, effective May 25, 2017, to fill a vacancy. Messrs. Ayers, Doty, Hess, and Schmidt were elected by the shareholders at the 2017 Annual Meeting of Shareholders. Mr. Miller was appointed by the Board of Directors, effective December 19, 2017, in connection with a letter agreement that the Company entered into on December 19, 2017 with affiliates of Elliott Management Corporation and to fill a vacancy. The letter agreement is included as an exhibit to a Form 8-K that we filed with the Securities and Exchange Commission on December 19, 2017. Mr. Blankenship was appointed by the Board of Directors, effective January 15, 2018, in connection with his appointment as the Chief Executive Officer of the Company. Ms. Alving was previously a director of Arconic from November 2016 until May 2017 and was recommended to the Board by a non-management director as a candidate for election to the Board for a one-year term expiring in 2019.
The Board of Directors has affirmatively determined that each of the 13 director nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Minimum Qualifications for Director Nominees and Board Member Attributes” on page 15). Included in each nominee’s biography below is a description of the qualifications, experience, attributes and skills of such nominee.
In addition, the Board of Directors has determined that each director nominee except Mr. Blankenship qualifies as an independent director under New York Stock Exchange corporate governance listing standards and the Company’s Director Independence Standards. See “Director Independence” on page 29.
If any of the Board’s nominees is unable to serve or for good cause will not serve as a director, the Board of Directors may reduce its size or choose a substitute nominee. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules.
The Board of Directors recommends that you vote FOR the election of each of Ms. Alving and Messrs. Albaugh, Ayers, Blankenship, Collins, Doty, Gupta, Hess, Mahoney, Miller, O’Neal, Plant, and Schmidt.

2018 Proxy Statement
Item 1 Election of Directors (continued)

Summary of Director Attributes and Skills
Our directors have a diversity of experience that spans a broad range of industries, including the aerospace, automotive and finance sectors. They bring to our Board a wide variety of skills, qualifications and viewpoints that strengthens the Board’s ability to carry out its oversight role on behalf of our shareholders. In the director nominee biographies below, we describe certain areas of individual expertise that each director brings to our Board.
The table below is a summary of the range of skills and experiences that each director nominee brings to the Board. Because it is a summary, it does not include all of the skills, experiences, qualifications, and diversity that each director nominee offers, and the fact that a particular experience, skill, or qualification is not listed does not mean that a nominee does not possess it.
Name	Albaugh	Alving	Ayers	Blankenship	Collins	Doty	Gupta	Hess	Mahoney	Miller	O’Neal	Plant	Schmidt
Year of Joining Board	2017	2018 nominee	2017	2018	2010	2017	2016	2017	2016	2017	2008	2016	2016
Experience
Finance	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Industry	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
International	✓			✓	✓	✓	✓	✓		✓	✓	✓	✓
Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Public Company Board	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Technology	✓	✓	✓	✓	✓	✓	✓	✓					✓

2018 Proxy Statement
Item 1 Election of Directors (continued)

Director Nominees
James F. Albaugh
Director since: 2017 Age: 67 Committees: Audit Committee; Cybersecurity Advisory Subcommittee (Chair) Other Current Public Directorships: American Airlines Group Inc.; Harris Corporation
Career Highlights and Qualifications:  Mr. Albaugh was President and Chief Executive Officer of The Boeing Company’s (“Boeing”) Commercial Airplanes business unit from September 2009 through October 2012. Prior to holding that position, Mr. Albaugh was President and Chief Executive Officer of Boeing’s Integrated Defense Systems business unit from July 2002 to September 2009. He joined Boeing in 1975 and held various other executive positions prior to July 2002, including President and Chief Executive of Space and Communications and President of Space Transportation. Mr. Albaugh was a member of Boeing’s Executive Council from 1998 through 2012. In addition, he has been a senior advisor to Perella Weinberg Partners, a global advisory and asset management firm since September 2016. Previously, Mr. Albaugh was a senior advisor to The Blackstone Group L.P. from December 2012 until July 2016.
Other Current Affiliations:  Mr. Albaugh is Chairman of the National Aeronautic Association; Past President of the American Institute of Aeronautics and Astronautics; Past Chairman of the Aerospace Industries Association and an elected member of the National Academy of Engineering. Mr. Albaugh is also a member of the boards of directors of Aloft Aeroarchitects (formerly PATS Aerospace) and Belcan Corporation; and a member of the board of trustees of Willamette University and the Columbia University School of Engineering.
Previous Directorships:   Mr. Albaugh served as a director of B/E Aerospace, Inc. from 2014 until its acquisition by Rockwell Collins, Inc. in April 2017. Mr. Albaugh also served as a director of TRW Automotive Holdings Corp. from 2006 until its acquisition by ZF Friedrichshafen AG in 2015.
Attributes and Skills:   Mr. Albaugh’s executive leadership experience in the aerospace and airline industry, including his experience with complex systems, contracts and governmental oversight, as well as his accounting and financial literacy and public company board and corporate governance experience, enable him to provide valuable insight and perspectives to the Board.
Mr. Albaugh qualifies as an audit committee financial expert.
Amy E. Alving
Director from: 2016 – 2017 Age: 55 Other Current Public Directorships: DXC Technology Company; Federal National Mortgage Association (Fannie Mae)
Career Highlights and Qualifications:  Ms. Alving is the former Senior Vice President and Chief Technology Officer of Leidos Holdings, Inc. (formerly Science Applications International Corporation (SAIC)), one of the nation’s top defense sector providers of hardware, software and services, where she worked from 2005 to 2013. From 2007 to 2013, she was SAIC’s Chief Technology Officer, stepping down when the company separated into two smaller companies. As the company’s senior technologist, she was responsible for the creation, communication and implementation of SAIC’s technical and scientific vision and strategy. Prior to joining SAIC, Ms. Alving was the director of the Special Projects Office (SPO) at the Defense Advanced Research Projects Agency (DARPA) until 2005, where she was a member of the federal Senior Executive Service. Prior to her time at DARPA, Ms. Alving was a White House Fellow for the Department of Commerce serving as a senior technical advisor to the Deputy Secretary of Commerce from 1997 until 1998. Ms. Alving was an aerospace engineering professor at the University of Minnesota from 1990 until 1997.
Other Current Affiliations:  Member of Defense Science Board and Council on Foreign Relations
Previous Directorships:  Ms. Alving was a director of Arconic from November 2016 until the 2017 Annual Meeting of Shareholders. She was a director of Pall Corporation (since acquired by Danaher Corporation) from 2010 until 2015.
Attributes and Skills:  Ms. Alving is a technology leader whose career spans business, government and academia. She has been the Chief Technology Officer of one of the largest U.S. defense contractors; has led a major element of the military’s research and development enterprise; and has been a tenured faculty member carrying out original research at a major university. Ms. Alving brings to the Board extensive technology and innovation experience across multiple sectors that will help the Company innovate and grow.

2018 Proxy Statement
Item 1 Election of Directors (continued)

Christopher L. Ayers
Director since: 2017 Age: 51 Committees: Audit Committee; Finance Committee Other Current Public Directorships: Universal Stainless & Alloy Products, Inc.
Career Highlights and Qualifications:  Mr. Ayers served as the President and Chief Executive Officer of WireCo WorldGroup, Inc., a leading producer of specialty steel wire ropes and high performance synthetic ropes from July 2013 through January 2017. Prior to WireCo, from May 2011 to May 2013, Mr. Ayers served as Executive Vice President of Alcoa Inc. and President of Alcoa’s Global Primary Products Group. Mr. Ayers joined Alcoa in February 2010 as the Chief Operating Officer of the Company’s Cast, Forged and Extruded Products businesses, which now comprise part of Arconic’s portfolio. From 1999 to 2008, Mr. Ayers held several executive positions at Precision Castparts Corporation (PCC), a manufacturer of metal components and products. In 2006, he was appointed PCC Executive Vice President and President of the PCC Forging Division. Mr. Ayers began his career at Pratt & Whitney, the aircraft engine division of United Technologies Corporation.
As a director of Universal Stainless & Alloy Products, Inc. since 2008, Mr. Ayers serves on the specialty steel producer’s Audit and Nominating & Governance Committees and is chair of its Compensation Committee.
Attributes and Skills:  Mr. Ayers’ management and executive experience in the specialty materials industry, with a strong focus on aerospace markets, offers valuable strategic and operational insights. His previous leadership of Alcoa businesses that are now part of Arconic and his other work experience provide the Board with a unique perspective about the Company’s Engineered Products and Solutions portfolio.
Mr. Ayers qualifies as an audit committee financial expert.
Charles “Chip” Blankenship
Director since: 2018 Age: 51
Career Highlights and Qualifications:  Charles “Chip” Blankenship is Chief Executive Officer of Arconic, a global leader in precision engineered materials, products and solutions for major markets including aerospace, automotive, commercial transportation, and building and construction.
Prior to joining Arconic in January 2018, Mr. Blankenship served in senior leadership roles during a 24-year career at General Electric (GE), primarily within its aviation businesses, including aero engines, industrial gas turbines and aerospace alloy development. He led GE Aviation’s Commercial Engines Operation, the world’s leading producer of large and small jet engines for commercial aircraft, and GE’s Aero Energy business, a division of GE Energy that supplies aeroderivative gas turbines and other products for industrial and marine applications. Most recently, from 2012 to 2017, Mr. Blankenship served as President and CEO of GE Appliances, leading a significant turnaround of that business and its subsequent sale to the Haier Company in 2016.
A metallurgist by training, Mr. Blankenship holds a Ph.D. in Materials Science and Engineering from the University of Virginia and a B.S. in Materials Engineering from Virginia Tech. He holds seven patents related to jet engine technology.
Other Current Affiliations:  Mr. Blankenship is a member of the Executive Committee of the Aerospace Industries Association (AIA) and is a member of the National Academy of Engineering.
Attributes and Skills:  As the only management representative on the Company’s Board, Mr. Blankenship provides an insider’s perspective in Board discussions about the business and strategic direction of the Company. He brings to the Board his extensive operational, industry and senior executive experience.

2018 Proxy Statement
Item 1 Election of Directors (continued)

Arthur D. Collins, Jr.
Director since: 2010 Age: 70 Committees: Compensation and Benefits Committee (Chair); Governance and Nominating Committee Other Current Public Directorships: The Boeing Company; U.S. Bancorp
Career Highlights and Qualifications:  Mr. Collins was Chairman of Medtronic, Inc., a leading medical device and technology company, from April 2002 until his retirement in August 2008, and Chief Executive Officer from May 2002 to August 2007. He held a succession of other executive leadership positions with Medtronic from 1992 until his retirement, including as President and Chief Executive Officer, President and Chief Operating Officer, and Chief Operating Officer. He was Executive Vice President of Medtronic and President of Medtronic International from June 1992 to January 1994.
Prior to joining Medtronic, he was Corporate Vice President of Abbott Laboratories (health care products) from October 1989 to May 1992 and Divisional Vice President of that company from May 1984 to October 1989. He joined Abbott in 1978 after spending four years with Booz, Allen & Hamilton, a major management consulting firm.
Other Current Affiliations:  In addition to his public company board memberships, Mr. Collins currently serves on the board of privately held Cargill, Incorporated. He also serves as a senior advisor to Oak Hill Capital Partners, L.P., a private equity firm.
Previous Directorships:  Mr. Collins was Chairman of Medtronic, Inc. from 2002 to 2008.
Attributes and Skills:  Mr. Collins’ extensive executive and business experience, including his years of executive leadership at Medtronic, provide the Board with unique insight into managing the operations of a large, global company. He also brings the perspective of a member of several corporate boards, having served on the audit, finance, compensation, governance and executive committees of various boards. Mr. Collins currently serves as the chair of the Compensation Committee at Boeing and of the Human Resources Committee at Cargill, and provides valuable insights and guidance to Arconic on the management and motivation of talent in market sectors important to the Company.
Elmer L. Doty
Director since: 2017 Age: 63 Committees: Compensation and Benefits Committee; Governance and Nominating Committee
Career Highlights and Qualifications:  Mr. Doty is an Operating Executive at The Carlyle Group LP, a multinational private equity, alternative asset management and financial services corporation, where he previously held a similar position in 2012. From December 2012 to February 2016, Mr. Doty was President and Chief Executive Officer of Accudyne Industries LLC, a provider of precision-engineered flow control systems and industrial compressors. Mr. Doty also was the President and Chief Executive Officer of Vought Aircraft Industries, Inc. from 2006 until its acquisition in 2010 by Triumph Group, a leader in manufacturing and overhauling aerospace structures, systems and components. He then served as the President of Triumph Aerostructures—Vought Aircraft Division.
Prior to Vought, Mr. Doty was Executive Vice President and General Manager of the Land Systems Division of United Defense Industries, Inc. (now BAE Systems). Earlier in his career, Mr. Doty held executive positions at both General Electric Company and FMC Corporation.
Previous Directorships:  Mr. Doty was a director of Vought Aircraft Industries, Inc. and Triumph Group, Inc.
Attributes and Skills:  Building on his broad aerospace experience, including serving as a CEO and business executive with several industry leaders, Mr. Doty has a deep knowledge of Arconic’s aerospace and defense markets and strong relationships with key customers. The combination of that experience, together with his current private equity role, enables him to make a valuable contribution to the Board’s considerations.

2018 Proxy Statement
Item 1 Election of Directors (continued)

Rajiv L. Gupta
Director since: 2016 Age: 72 Committees: Compensation and Benefits Committee; Governance and Nominating Committee Other Current Public Directorships: Aptiv PLC (Chairman)
Career Highlights and Qualifications:  Mr. Gupta has served as Chairman of Aptiv PLC, a global technology company, since November 2017 and Chairman of Avantor Inc. (formerly Avantor Materials, Inc.), a global provider of integrated, tailored solutions for life sciences and advanced technology industries, since August 2011. Mr. Gupta also has served as Senior Advisor to New Mountain Capital, LLC, a private equity firm, since 2009. Previously, Mr. Gupta served as Chairman of Delphi Automotive PLC, a global automotive parts manufacturing and technology company, from April 2015 to November 2017, when it separated into two companies: Aptiv PLC and Delphi Technologies PLC. Mr. Gupta served as Chairman and Chief Executive Officer of Rohm and Haas Company, a worldwide producer of specialty materials, from 1999 until 2009, when it was acquired by Dow Chemical. Mr. Gupta previously held various other positions at Rohm and Haas, which he joined in 1971, including serving as Vice Chairman from 1998 to 1999, Director of the Electronic Materials business from 1996 to 1999, and Vice President and Regional Director of the Asia Pacific Region from 1993 to 1998.
Other Current Affiliations:  Mr. Gupta sits on the board of directors of IRI group, a private market research company.
Previous Directorships:  Mr. Gupta was a director of Delphi Automotive PLC, Hewlett Packard Company, Stroz Friedberg, LLC, The Vanguard Group and Tyco International.
Attributes and Skills:  Mr. Gupta brings to the Board leadership experience, technical expertise and a passion for superior corporate governance. Mr. Gupta has experience leading and advising large public companies as a director through complex transition periods. He also brings to the Company familiarity with and insight into corporate governance issues.
David P. Hess
Director since: 2017 Age: 62 Committees: Audit Committee; Finance Committee
Career Highlights and Qualifications:  Mr. Hess joined the Board of Arconic in March 2017 and served as the Company’s Interim Chief Executive Officer from April 2017 to January 2018.
Prior to joining Arconic, Mr. Hess served in numerous leadership roles over his 38-year career at United Technologies Corporation (UTC) including his most recent position as UTC Executive Vice President and Chief Customer Officer for United Technologies’ aerospace businesses, held from January 2015 through January 2017. Previously, Mr. Hess served as President of Pratt & Whitney from January 2009 through January 2014, where he was responsible for the company’s global operations in the design, manufacture and service of aircraft engines for commercial and military aircraft. He joined Pratt & Whitney after four years as President of Hamilton Sundstrand, the UTC business where he began his professional career in 1979. Mr. Hess was a 10-year member of the Aerospace Industries Association (AIA) Board of Governors Executive Committee, serving as Chairman in 2012. Mr. Hess is a Fellow of the Royal Aeronautical Society.
Other Current Affiliations:  Mr. Hess is a member of the Board of Directors of GKN Aerospace Transparency Systems, Inc. and serves as Chairman of the Board of Directors of Hartford HealthCare.
Previous Directorships:  Mr. Hess formerly served as Chairman of the International Aero Engines (IAE) Board of Directors and as a member of the Board of Directors for both Cytec Industries, Inc. (since acquired by Solvay) and RTI International Metals, Inc. (acquired by the Company in July 2015).
Attributes and Skills:  Mr. Hess has had a distinguished career in the aerospace industry spanning nearly 38 years. His industry knowledge provides a strong background from which Arconic can benefit. His leadership and succession of key executive roles provide strategic and operational perspectives to the deliberations of the Board.
Mr. Hess qualifies as an audit committee financial expert.

2018 Proxy Statement
Item 1 Election of Directors (continued)

Sean O. Mahoney
Director since: 2016 Age: 55 Committees: Audit Committee; Finance Committee (Chair) Other Current Public Directorships: Aptiv PLC; Cooper-Standard Holdings Inc.
Career Highlights and Qualifications:  Mr. Mahoney has extensive experience in capital markets and business strategy across a wide variety of companies and sectors, including industrial and automotive. He is a private investor with over two decades of experience in investment banking and finance. Mr. Mahoney spent 17 years in investment banking at Goldman, Sachs & Co., where he was a partner and head of the Financial Sponsors Group, followed by four years at Deutsche Bank Securities, where he served as Vice Chairman, Global Banking.
Other Current Affiliations:  In addition to his public company board memberships, Mr. Mahoney has served on the post-bankruptcy board of Lehman Brothers Holdings Inc. since 2012. He also serves on the Development Committee for the Rhodes Trust, an educational charity whose principal activity is to support the international selection of Rhodes Scholars for study at Oxford University in England (which Mr. Mahoney attended as a Rhodes Scholar from 1984 through 1987).
Previous Directorships:  Mr. Mahoney was a director of Delphi Automotive PLC and Formula One Holdings.
Attributes and Skills:  Mr. Mahoney has advised a broad range of companies on business, financial and value-creation strategies. He has served as senior advisor on a range of major equity, debt and M&A projects during his career. Mr. Mahoney’s proven business and investment acumen brings valuable insight and perspectives to the Board.
Mr. Mahoney qualifies as an audit committee financial expert.
David J. Miller
Director since: 2017 Age: 39 Committees: Finance Committee
Career Highlights and Qualifications:  Mr. Miller is a Senior Portfolio Manager and the Head of U.S. Restructuring at Elliott Management Corporation, a New York-based investment fund with approximately $35 billion in assets under management, where he is responsible for investments across the capital structure and spanning multiple industries. Mr. Miller joined Elliott in 2003 after working in M&A and financing advisory roles at Peter J. Solomon Company.
Other Current Affiliations:  Mr. Miller is currently a director of the Brazilian American Automotive Group, Inc., one of the largest automotive dealership groups in Latin America, and various non-profit organizations.
Previous Directorships:  Mr. Miller served on the board of managers of JCIM, LLC from July 2008 to September 2013, and on the boards of ISCO International Inc. from December 2009 to December 2010, and SemGroup Energy Partners LP/SemGroup Energy Partners GP, LLC from October 2008 to November 2009.
Attributes and Skills:  Mr. Miller’s investment expertise, his understanding of financial strategy and his in-depth knowledge of restructuring matters provide valuable perspective to the deliberations of the Board.

2018 Proxy Statement
Item 1 Election of Directors (continued)

E. Stanley O’Neal
Director since: 2008 Age: 66 Committees: Audit Committee; Finance Committee Other Current Public Directorships: Platform Specialty Products Corporation
Career Highlights and Qualifications:  Mr. O’Neal served as Chairman of the Board and Chief Executive Officer of Merrill Lynch & Co., Inc. until October 2007. He became Chief Executive Officer of Merrill Lynch in 2002 and was elected Chairman of the Board in 2003. Mr. O’Neal was employed with Merrill Lynch for 21 years, serving as President and Chief Operating Officer from July 2001 to December 2002; President of U.S. Private Client from February 2000 to July 2001; Chief Financial Officer from 1998 to 2000; and Executive Vice President and Co-head of Global Markets and Investment Banking from 1997 to 1998.
Before joining Merrill Lynch, Mr. O’Neal was employed at General Motors Corporation where he held a number of financial positions of increasing responsibility.
Other Current Affiliations:  In addition to his public company board memberships, Mr. O’Neal serves on the board of the Memorial Sloan-Kettering Cancer Center, and is a member of the Council on Foreign Relations, the Center for Strategic and International Studies and the Economic Club of New York.
Previous Directorships:  Mr. O’Neal was a director of General Motors Corporation from 2001 to 2006, Chairman of the Board of Merrill Lynch & Co., Inc. from 2003 to 2007, and a director of American Beacon Advisors, Inc. (investment advisor registered with the Securities and Exchange Commission) from 2009 to September 2012.
Attributes and Skills:  Mr. O’Neal’s extensive experience in investment banking provides a valuable perspective to the Board. He also brings to the Audit Committee a strong financial background in an industrial setting, having served in various financial and leadership positions at General Motors Corporation, a leading automotive company in one of Arconic’s most important and expanding market segments. Mr. O’Neal’s leadership, executive experience and financial expertise provide the Board with valuable insight.
Mr. O’Neal qualifies as an audit committee financial expert.
John C. Plant

Chairman of the Board Since: 2017
Director since: 2016
Age: 64
Committees: Compensation and Benefits Committee; Governance and Nominating Committee
Other Current Public Directorships: Gates Industrial Corporation PLC; Jabil Circuit Corporation; Masco Corporation

Career Highlights and Qualifications:  Mr. Plant served as the Chairman of the Board, President and Chief Executive Officer of TRW Automotive from 2011 to 2015 and as its President and Chief Executive Officer from 2003 to 2011. TRW Automotive was acquired by ZF Friedrichshafen AG in May 2015. Under his leadership, TRW employed more than 65,000 people in approximately 190 major facilities around the world and was ranked among the top 10 automotive suppliers globally. Mr. Plant was a co-member of the Chief Executive Office of TRW Inc. from 2001 to 2003 and an Executive Vice President of TRW from the company’s 1999 acquisition of Lucas Varity to 2003. Prior to TRW, Mr. Plant was President of Lucas Varity Automotive and managing director of the Electrical and Electronics division from 1991 through 1997.
Other Current Affiliations:  In addition to his public company board memberships, Mr. Plant is a Fellow of the Institute of Chartered Accountants.
Previous Directorships:  Mr. Plant was the chairman of the board for TRW Automotive from 2011 until May 2015, when it was acquired by ZF Friedrichshafen AG.
Attributes and Skills:  Mr. Plant has had a distinguished career in the automotive industry spanning nearly 40 years. His industry knowledge provides a strong background from which Arconic can benefit. His leadership and succession of key executive roles will provide strategic and operational perspectives to the deliberations of the Board.

2018 Proxy Statement
Item 1 Election of Directors (continued)

Ulrich R. Schmidt
Director since: 2016 Age: 68 Committees: Audit Committee (Chair); Finance Committee
Career Highlights and Qualifications:  Mr. Schmidt is the former Executive Vice President and Chief Financial Officer of Spirit Aerosystems Holdings, Inc. Prior to Spirit Aerosystems, he served as Executive Vice President and Chief Financial Officer of Goodrich Corporation from 2000 to 2005, and as Vice President, Finance and Business Development, Goodrich Aerospace, from 1994 to 2000. Prior to joining Goodrich, he held senior level roles at a variety of companies, including Invensys Limited, Everest & Jennings International Limited and Argo-Tech Corporation.
Previous Directorships:  Mr. Schmidt served on the board of directors of Precision Castparts Corporation from 2007 until January 2016, when Precision Castparts was acquired by Berkshire Hathaway Inc. He was chairman of its Audit Committee since 2008.
Attributes and Skills:  Mr. Schmidt has extensive executive and business experience at the board and CFO level in both public and privately held companies. His extensive background in the aerospace industry, coupled with his financial management and strategic planning and analysis foundation in a variety of operating and international assignments, provides Arconic with valuable insight and industry experience.
Mr. Schmidt qualifies as an audit committee financial expert.

2018 Proxy Statement
Item 1 Election of Directors (continued)

Nominating Board Candidates – Procedures and Director Qualifications
Shareholder Recommendations for Director Nominees

Any shareholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Arconic Inc., Governance and Nominating Committee, c/o Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. The written submission should comply with all requirements set forth in the Company’s Certificate of Incorporation and Bylaws. The committee will consider all candidates recommended by shareholders who comply with the foregoing procedures and satisfy the minimum qualifications for director nominees and Board member attributes.
Shareholder Nominations

The Company’s Certificate of Incorporation and Bylaws provide that any shareholder entitled to vote at an annual meeting of shareholders may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. The shareholder must provide to Arconic’s Corporate Secretary timely written notice of the shareholder’s intent to make such a nomination or nominations. In order to be timely, the shareholder must provide such written notice not earlier than the 120th day and not later than 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain all of the information required in the Company’s Certificate of Incorporation and Bylaws.
Any such notice must be sent to our principal executive offices: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. For the 2019 Annual Meeting, such notice must be delivered no earlier than January 16, 2019 and no later than February 15, 2019.
Minimum Qualifications for Director Nominees and Board Member Attributes

The Governance and Nominating Committee has adopted Criteria for Identification, Evaluation and Selection of Directors:
1.
Directors must have demonstrated the highest ethical behavior and must be committed to the Company’s values.

2.
Directors must be committed to seeking and balancing the legitimate long-term interests of all of the Company’s shareholders, as well as its other stakeholders, including its customers, employees and the communities where the Company has an impact. Directors must not be beholden primarily to any special interest group or constituency.

3.
It is the objective of the Board that all non-management directors be independent. In addition, no director should have, or appear to have, a conflict of interest that would impair that director’s ability to make decisions consistently in a fair and balanced manner.

4.
Directors must be independent in thought and judgment. They must each have the ability to speak out on difficult subjects; to ask tough questions and demand accurate, honest answers; to constructively challenge management; and at the same time, act as an effective member of the team, engendering by his or her attitude an atmosphere of collegiality and trust.

5.
Each director must have demonstrated excellence in his or her area and must be able to deal effectively with crises and to provide advice and counsel to the Chief Executive Officer and his or her peers.

6.
Directors should have proven business acumen, serving or having served as a chief executive officer, or other senior leadership role, in a significant, complex organization; or serving or having served in a significant policy-making or leadership position in a well-respected, nationally or internationally recognized educational institution, not-for-profit organization or governmental entity; or having achieved a widely recognized position of leadership in the director’s field of endeavor which adds substantial value to the oversight of material issues related to the Company’s business.

2018 Proxy Statement
Item 1 Election of Directors (continued)

7.
Directors must be committed to understanding the Company and its industry; to regularly preparing for, attending and actively participating in meetings of the Board and its committees; and to ensuring that existing and future individual commitments will not materially interfere with the director’s obligations to the Company. The number of other board memberships, in light of the demands of a director nominee’s principal occupation, should be considered, as well as travel demands for meeting attendance.

8.
Directors must understand the legal responsibilities of board service and fiduciary obligations. All members of the Board should be financially literate and have a sound understanding of business strategy, business environment, corporate governance and board operations. At least one member of the Board must satisfy the requirements of an “audit committee financial expert.”

9.
Directors must be self-confident and willing and able to assume leadership and collaborative roles as needed. They need to demonstrate maturity, valuing Board and team performance over individual performance and respect for others and their views.

10.
New director nominees should be able and committed to serve as a member of the Board for an extended period of time.

11.
While the diversity, the variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee, the committee will focus on any special skills, expertise or background that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.

12.
Directors should have reputations, both personal and professional, consistent with the Company’s image and reputation.

Process of Evaluation of Director Candidates

The Governance and Nominating Committee makes a preliminary review of a prospective candidate’s background, career experience and qualifications based on available information or information provided by an independent search firm, which identifies or provides an assessment of a candidate, or by a shareholder nominating or suggesting a candidate. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of skills and experiences, and a Board vacancy exists or is likely to occur, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts interviews and may invite other Board members or senior Arconic executives to interview the candidate to assess the candidate’s overall qualifications. The committee considers the candidate against the criteria it has adopted in the context of the Board’s then current composition and the needs of the Board and its committees.
At the conclusion of this process, the committee reports the results of its review to the full Board. The report includes a recommendation whether the candidate should be nominated for election to the Board. This procedure is the same for all candidates, including director candidates identified by shareholders.
The Governance and Nominating Committee retains from time to time the services of a search firm that specializes in identifying and evaluating director candidates. Services provided by the search firm include identifying potential director candidates meeting criteria established by the committee, verifying information about the prospective candidate’s credentials, and obtaining a preliminary indication of interest and willingness to serve as a Board member.
Five of the Board’s incumbent director nominees recommended by the Governance and Nominating Committee for the 2018 Annual Meeting have not previously been elected by shareholders—namely, Messrs. Plant, Gupta, Albaugh, Miller, and Blankenship. Mr. Plant was appointed by the Board of Directors, effective February 5, 2016, in connection with an agreement that the Company entered into on February 1, 2016 with Elliott. Mr. Gupta was appointed to the Board of Directors, effective November 1, 2016, concurrently with the separation of Alcoa Corporation from the Company. Mr. Albaugh was appointed to the Board of Directors, effective May 25, 2017, to fill a vacancy. Mr. Miller was appointed by the Board of Directors, effective December 19, 2017, in connection with a letter agreement that the Company entered into on December 19, 2017 with affiliates of Elliott Management Corporation and to fill a vacancy. Mr. Blankenship was appointed by the Board of Directors, effective January 15, 2018, in connection with his appointment as the Chief Executive Officer of the Company. In addition, Ms. Alving is a director nominee who has not been previously elected by shareholders.

2018 Proxy Statement
Director Compensation
Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, and to recognize the substantial time and effort necessary to exercise oversight of a complex global organization like Arconic and fulfill the other responsibilities required of our directors. Mr. Blankenship, our sole employee director, does not receive additional compensation for his Board service.
The Governance and Nominating Committee reviews director compensation periodically and recommends changes to the Board when it deems appropriate. In 2017, the committee engaged an independent compensation consultant, Pearl Meyer & Partners, LLC, to conduct an independent review of our director compensation program. Pearl Meyer & Partners assessed the structure of our director compensation program compared to competitive market practices of similarly situated companies. In addition, Pay Governance LLC, an independent compensation consultant, provided advice regarding Board Chairman compensation. Based on the market information and recommendations by Pearl Meyer & Partners and Pay Governance, and taking into account various factors, including the responsibilities and time commitment of the directors, the Governance and Nominating Committee, and the Board in turn, reviewed the compensation program for non-employee directors and adopted certain changes to the program. The Company’s non-employee director compensation is summarized in the table below under “Director Fees.”
Information regarding the retention of Pearl Meyer & Partners and Pay Governance can be found under “Corporate Governance—Compensation Consultants” on page 31.
Director Fees
The following table describes the components of compensation for non-employee directors and the effective dates of certain changes to the compensation program:
Compensation Element	2017	2018	Effective Date of Change
Annual Cash Retainer	$120,000	$120,000	N/A
Annual Equity Award (Restricted Share Units Granted Following Each Annual Meeting of Shareholders)	$120,000	$150,000	Upon annual grant in May 2018
Other Annual Fees1:
• Board Chair Fee	Increased from $200,000 to $300,000 in October 2017	$300,000	October 23, 2017
• Lead Director Fee2	$25,000	N/A	N/A
• Audit Committee Chair Fee (includes Audit Committee Member Fee)	$27,500	$27,500	N/A
• Audit Committee Member Fee	$11,000	$11,000	N/A
• Compensation and Benefits Committee Chair Fee	$20,000	$20,000	N/A
• Other Committee Chair Fee	$16,500	$16,500	N/A
Per Meeting Fee for Meetings in Excess of Regularly Scheduled Meetings	None	$1,5003	January 1, 2018

2018 Proxy Statement
Director Compensation (continued)

Ownership Requirements and Annual Compensation Limits	2017	2018	Effective Date of Change
Stock Ownership Requirement	$750,000	$750,000	N/A
Timeline to Achieve Stock Ownership	None/6 years4	6 years	December 5, 2017
Total Annual Director Compensation Limit	None/$750,0005	$750,000	December 5, 2017
1
All Other Annual Fees are paid in cash, with the exception of the $300,000 Board Chair Fee, which comprises $170,000 in cash and $130,000 in deferred restricted share units.

2
In April 2017, the roles of Chairman and Chief Executive Officer were separated, and an independent director was appointed Chairman of the Board. As a result, the role of Lead Director ended in April 2017.

3
Effective January 1, 2018, a fee of  $1,500 will be paid to a non-employee director for each Board or committee meeting attended by the director in excess of the number of regular Board or committee meetings scheduled by the Board for the applicable calendar year.

4
Effective December 5, 2017, non-employee directors are required to attain ownership of at least $750,000 in the Company’s common stock within six years of initial appointment to the Board.

5
On December 5, 2017, the Board approved amendments to the Arconic Inc. Non-Employee Director Compensation Policy, to adopt an overall limit on total non-employee director compensation of  $750,000 per calendar year.

Directors’ Alignment with Shareholders
Stock Ownership Guideline for Directors

In order to further align the interests of our directors with the long-term interests of our shareholders, non-employee directors are required to own, until retirement from the Board, at least $750,000 in Arconic common stock. Compliance with the ownership value requirement is measured annually and if the stock price declines in value, directors must continue to invest in Arconic stock until the stock ownership guideline is reached. Effective as of December 5, 2017, each director is required to reach the stock ownership guideline within six years of his or her initial appointment as a non-employee director.
Under the director compensation program in effect prior to November 1, 2016, directors who were not in compliance with the ownership value requirement were required to invest at least 50% of the fees they received as directors in Arconic stock until the stock ownership guideline was reached, either by deferring fees into deferred share units under the Company’s deferred fee plan for directors or purchasing shares on the open market. Deferred share units provide directors with the same economic interest as if they own Arconic common stock. Specifically, the deferred share units track the performance of our common stock and accrue dividend equivalents that are equal in value to dividends paid on our common stock. Upon a director’s retirement from the Board, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Beginning November 1, 2016, directors receive a portion of their annual compensation in Arconic deferred restricted share units, which count towards meeting the stock ownership value requirement. The annual deferred restricted share unit award vests on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting in the event of a director’s termination of service for any other reason). Settlement of the annual deferred restricted share units is deferred pursuant to the Amended and Restated Deferred Fee Plan for Directors. Also, beginning November 1, 2016, directors may elect to defer the cash portion of their annual compensation into additional Arconic deferred restricted share units (but not into deferred share units), as described under “Director Deferral Program” on page 22. Each Arconic deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Arconic common stock upon settlement.
Accordingly, whether a director holds shares of Arconic common stock, deferred share units or deferred restricted share units, directors have the same economic interest in the performance of the Company, which further aligns directors’ interests with those of our shareholders.
The following table shows the aggregate value of each non-employee director’s holdings in Arconic common stock, deferred restricted share units, and deferred share units as of March 15, 2018, based on the closing price of our common stock on the New York Stock Exchange on that date.

2018 Proxy Statement
Director Compensation (continued)

Non-Employee Directors	Director Since	Value of Holdings in Arconic Stock, Deferred Share Units and Deferred Restricted Share Units
James F. Albaugh	2017	$228,074
Christopher L. Ayers	2017	$340,766
Arthur D. Collins, Jr.	2010	$2,335,839
Elmer L. Doty	2017	$252,314
Rajiv L. Gupta	2016	$182,309
David P. Hess	2017	$4,268,834
Sean O. Mahoney	2016	$359,261
David J. Miller	2017	$45,765
E. Stanley O’Neal	2008	$1,422,936
John C. Plant	2016	$641,100
Patricia F. Russo	2008	$1,424,754
Ulrich R. Schmidt	2016	$345,687
Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging

Company policy prohibits members of the Board of Directors from pledging, holding in margin accounts, or engaging in short sales or hedging transactions with respect to any of their Company stock. The policy continues to align the interests of our directors with those of our shareholders.

2018 Proxy Statement
Director Compensation (continued)

2017 Director Compensation
The following table sets forth the total compensation of the Company’s non-employee directors for the year ended December 31, 2017.*
Name1 (a)	Fees Earned or Paid in Cash ($)(b)2	Stock Awards ($)(c)3	All Other Compensation ($)(g)	Total ($)(h)
James F. Albaugh4	$78,247	$120,013	—	$198,260
Amy E. Alving5	$52,470	—	—	$52,470
Christopher L. Ayers6	$72,258	$120,013	—	$192,271
Arthur D. Collins, Jr.7	$140,000	$120,013	—	$260,013
Elmer L. Doty8	$72,258	$120,013	—	$192,271
Rajiv L. Gupta9	$120,000	$120,013	—	$240,013
Sean O. Mahoney10	$146,125	$120,013	—	$266,138
Patrice E. Merrin11	$68,387	$120,013	—	$188,400
David J. Miller12	$4,194	$51,618	—	$55,812
E. Stanley O’Neal13	$131,000	$120,013	—	$251,013
John C. Plant14	$152,466	$249,993	—	$402,459
L. Rafael Reif15	$48,065	—	—	$48,065
Julie G. Richardson16	$131,000	$120,013	—	$251,013
Patricia F. Russo17	$251,803	$120,013	—	$371,816
Ulrich R. Schmidt18	$147,500	$120,013	—	$267,513
Martin S. Sorrell19	$30,000	—	—	$30,000
Ratan N. Tata20	$40,645	—	$6,097	$46,742
*
In 2017, we did not issue any option awards to directors, and we do not have a non-equity incentive plan for directors. Accordingly, no such compensation is reported and we have omitted columns (d) and (e) from the table. In addition, the Company does not provide retirement benefits to non-employee directors. The last director to participate in the Company’s Fee Continuation Plan for Non-Employee Directors (which was frozen in 1995) retired from the Board effective May 1, 2015. Further, the Company does not pay above-market or preferential earnings on fees that are deferred. The Amended and Restated Deferred Fee Plan for Directors and a predecessor plan have the same investment options as the Company’s 401(k) tax-qualified savings plan for salaried employees. We therefore do not report changes in pension value or earnings on deferred fees and we have omitted column (f) from the table.

1
Charles Blankenship is a Company employee and receives no compensation for service as a director; his compensation is reflected in the “2017 Summary Compensation Table” on page 56. David P. Hess joined the Board of Directors, effective March 10, 2017, and served as Interim Chief Executive Officer of the Company from April 13, 2017 until January 15, 2018. Mr. Hess received no compensation for service as a director while serving as Interim Chief Executive Officer; his compensation for service as a non-employee director and as Interim Chief Executive Officer is reflected in the “2017 Summary Compensation Table.”

2
Fees Earned or Paid in Cash (Column (b)). This column reflects the cash fees earned by directors for Board and committee service in 2017, whether or not such fees were deferred.

3
Stock Awards (Column (c)). The amounts in this column represent the aggregate grant date fair value of deferred restricted share unit awards granted to each non-employee director under the 2013 Arconic Stock Incentive Plan, as amended and restated, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Except as described below, the deferred restricted share unit award constitutes the equity portion of each director’s compensation for service from the Company’s annual meeting of shareholders in 2017 until the Company’s annual meeting of shareholders in 2018 and vests over such period (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting in the event of a director’s termination of service for any other reason). The exact number of deferred restricted share units comprising an equity award is calculated by dividing the dollar value of the award (as specified in our Non-Employee Director Compensation Policy) by the closing price of our common stock on the day of grant, rounded to the nearest whole share. The grant date fair value of each deferred restricted share unit granted to Mr. Hess on March 10, 2017 was $26.83. The grant date fair value of each deferred restricted share unit granted to Messrs. Albaugh, Ayers, Doty, Gupta, Mahoney, O’Neal, Plant and Schmidt and Mmes. Merrin, Richardson and Russo on May 30, 2017 was $27.22. The grant date fair value of each deferred restricted share unit granted to Mr. Plant on October 23, 2017 was $24.35. The grant date fair value of each deferred restricted share unit granted to Mr. Miller on December 27, 2017 was $27.34. As of December 31, 2017, the aggregate number of unvested deferred restricted share units outstanding for each non-employee director was as follows: Mr. Albaugh (4,409); Ms. Alving (0); Mr. Ayers (4,409); Mr. Collins (4,409); Mr. Doty (4,409); Mr. Gupta (4,409); Mr. Mahoney (4,409); Ms. Merrin (4,409); Mr. Miller (1,888); Mr. O’Neal (4,409); Mr. Plant (9,747);

2018 Proxy Statement
Director Compensation (continued)

Mr. Reif  (0); Ms. Richardson (4,409); Ms. Russo (4,409); Mr. Schmidt (4,409); Mr. Sorrell (0); and Mr. Tata (0). The foregoing numbers do not include deferred restricted share units that have vested—see “—Director Deferral Program” on page 22.
4
Mr. Albaugh joined the Board of Directors effective May 25, 2017. The amount listed in Column (b) represents (i) a cash retainer of $72,258 for service as a non-employee director from May 25 through December 31, 2017 and (ii) a cash retainer of  $5,989 for service on the Audit Committee from May 25 through December 31, 2017. The amount listed in Column (c) represents an annual equity award of 4,409 deferred restricted share units granted on May 30, 2017.

5
Ms. Alving’s term on the Board ended on May 25, 2017. The amount listed in Column (b) represents (i) a cash retainer of  $48,065 for service as a non-employee director from January 1 through May 25, 2017 and (ii) a cash retainer of  $4,406 for service on the Audit Committee from January 1 through May 25, 2017.

6
Mr. Ayers was elected to the Board of Directors effective May 25, 2017. The amount listed in Column (b) represents (i) a cash retainer of  $72,258 for service as a non-employee director from May 25 through December 31, 2017 and (ii) a cash retainer of  $5,989 for service on the Audit Committee from May 25 through December 31, 2017. The amount listed in Column (c) represents an annual equity award of 4,409 deferred restricted share units granted on May 30, 2017.

7
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2017 and (ii) a cash retainer of  $20,000 for service as Chair of the Compensation and Benefits Committee during 2017. The amount listed in Column (c) represents an annual equity award of 4,409 deferred restricted share units granted on May 30, 2017.

8
Mr. Doty was elected to the Board of Directors effective May 25, 2017. The amount listed in Column (b) represents a cash retainer of $72,258 for service as a non-employee director from May 25 through December 31, 2017. The amount listed in Column (c) represents an annual equity award of 4,409 deferred restricted share units granted on May 30, 2017.

9
The amount listed in Column (b) represents a cash retainer of  $120,000 for service as a non-employee director during 2017. The amount listed in Column (c) represents an annual equity award of 4,409 deferred restricted share units granted on May 30, 2017.

10
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2017, (ii) a cash retainer of  $11,000 for service on the Audit Committee during 2017 and (iii) a cash retainer of  $15,125 for service as Chair of the Finance Committee from February 23 through December 31, 2017. The amount listed in Column (c) represents an annual equity award of 4,409 deferred restricted share units granted on May 30, 2017.

11
Ms. Merrin was elected to the Board of Directors effective May 25, 2017, and resigned from the Board of Directors effective December 19, 2017. The amount listed in Column (b) represents a cash retainer of  $68,387 for service as a non-employee director from May 25 to December 19, 2017. The amount listed in Column (c) represents an annual equity award of 4,409 deferred restricted share units granted on May 30, 2017. Due to her resignation, and in accordance with the Director Compensation Policy in effect as of December 5, 2017, 1,884 of the 4,409 deferred stock awards reflected in Column (c) will be forfeited.

12
Mr. Miller joined the Board of Directors, effective December 19, 2017. The amount listed in Column (b) represents a cash retainer of $4,194 for service as a non-employee director from December 19 through December 31, 2017. The amount listed in Column (c) represents a prorated annual equity award of 1,888 deferred restricted share units granted on December 27, 2017.

13
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2017 and (ii) a cash retainer of  $11,000 for service on the Audit Committee during 2017. The amount listed in Column (c) represents an annual equity award of 4,409 deferred restricted share units granted on May 30, 2017.

14
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2017 and (ii) a cash retainer of $32,466 for service as Chairman of the Board from October 23 through December 31, 2017. The amount listed in Column (c) represents (i) an annual equity award of 4,409 deferred restricted share units for service as a director granted on May 30, 2017, and (ii) an equity award of 5,338 deferred restricted share units for service as Chairman granted on October 23, 2017.

15
Mr. Reif’s term on the Board ended on May 25, 2017. The amount listed in Column (b) represents a cash retainer of  $48,065 for service as a non-employee director from January 1 through May 25, 2017.

16
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2017 and (ii) a cash retainer of  $11,000 for service on the Audit Committee during 2017. The amount listed in Column (c) represents an annual equity award of 4,409 deferred restricted share units granted on May 30, 2017. Ms. Richardson resigned from the Board of Directors, effective February 15, 2018. Due to her resignation, and in accordance with the Director Compensation Policy in effect as of December 5, 2017, 1,184 of the 4,409 deferred stock awards reflected in Column (c) will be forfeited.

2018 Proxy Statement
Director Compensation (continued)

17
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2017; (ii) a cash retainer of  $16,500 for service as Chair of the Governance and Nominating Committee during 2017; (iii) a cash retainer of  $2,521 for service as Chair of the Executive Committee from April 21 through June 15, 2017; (iv) a cash retainer of  $7,083 for service as Lead Independent Director from January 1 through April 12, 2017; and (v) a cash retainer of  $105,699 for service as Chairman of the Board from April 13 to October 23, 2017. The amount listed in Column (c) represents an annual equity award of 4,409 deferred restricted share units granted on May 30, 2017.

18
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2017 and (ii) a cash retainer of  $27,500 for service as Chair of the Audit Committee during 2017. The amount listed in Column (c) represents an annual equity award of 4,409 deferred restricted share units granted on May 30, 2017.

19
Mr. Sorrell resigned from the Board of Directors, effective March 10, 2017. The amount listed in Column (b) represents a cash retainer of  $30,000 for service as a non-employee director from January 1 through March 10, 2017.

20
Mr. Tata resigned from the Board of Directors, effective May 2, 2017. The amount listed in Column (b) represents a cash retainer of $40,645 for service as a non-employee director from January 1 through May 2, 2017. The amount listed in Column (g) represents payment by the Company of  $6,097 related to tax withholding from January 1 through May 2, 2017.

Director Deferral Program
Prior to November 1, 2016, non-employee directors were able to defer all or part of their cash compensation pursuant to the Company’s 2005 Deferred Fee Plan for Directors (or a predecessor plan) and to invest any such deferred amounts into Arconic deferred share units or into the other investment options provided under the Company’s 401(k) tax-qualified savings plan.
Beginning November 1, 2016, the Board of Directors adopted the Amended and Restated Deferred Fee Plan for Directors pursuant to which non-employee directors may elect to defer all or part of the cash portion of their annual compensation and to invest such deferred amounts into fully-vested Arconic restricted share units or into the investment options provided under the Company’s 401(k) tax-qualified savings plan other than the Arconic Stock Fund (which represents Arconic deferred share units). The annual equity award granted to non-employee directors in the form of Arconic restricted share units is, by its terms, deferred under the Amended and Restated Deferred Fee Plan for Directors.
Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board of Directors.

2018 Proxy Statement
Corporate Governance
Arconic is a values-based company. Our values guide our behavior at every level and apply across the Company on a global basis. The Board has adopted a number of policies to support our values and good corporate governance, which we believe are important to the success of our business and in advancing shareholder interests. We highlight below certain of our corporate governance practices and features:
Board Membership and Participation
•
Directors who serve on our audit committee may serve on only two other public companies’ audit committees.

•
Directors who serve as chief executive officers of public companies should not serve on more than two outside public company boards in addition to the Arconic Board.

•
Other directors should not serve on more than four outside public company boards in addition to the Arconic Board.

•
Directors’ attendance at annual meetings is expected.

Shareholder Engagement
Our directors and executive officers value direct and recurring engagement with our shareholders as part of our continuing efforts to create shareholder value, to refine our corporate governance practices and to address any shareholder concerns. We have sought additional opportunities to meet with, and receive input from, our shareholders, and we intend to continue to seek such opportunities in the future.
Proxy Access
Shareholders may nominate director candidates to Arconic’s Board and include those nominees in Arconic’s proxy statement in accordance with the Company’s Bylaws.
Shareholders’ Right to Call Special Meetings
Shareholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.
Shareholders’ Action by Written Consent
Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws.
Separate Chairman and Chief Executive Officer
The Board has separated the Chairman and Chief Executive Officer positions, with John Plant serving as the Chairman of the Board and Chip Blankenship serving as CEO. The Board has determined that this leadership structure best serves the interests of shareholders and the Company at this time.
Annual Election of Directors
The Board of Directors is not a classified board; each director serves a one-year term.
No Supermajority Voting Requirements
The Certificate of Incorporation does not contain any provisions that require a supermajority vote of shareholders.
Delaware Corporation
The Company is incorporated in Delaware, a leading jurisdiction with a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations.
Prohibition against Short Sales, Hedging, Margin Accounts and Pledging
Our Insider Trading Policy contains restrictions that, among other things:
•
prohibit short sales of Arconic securities and derivative or speculative transactions in Arconic securities;

•
prohibit the use of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Arconic securities; and

•
prohibit directors and executive officers from holding Arconic securities in margin accounts or pledging Arconic securities as collateral.

Commitment to Sustainability
The Company is committed to operating sustainably in the communities in which we do business.

2018 Proxy Statement
Corporate Governance (continued)

The Structure and Role of the Board of Directors
Board Leadership Structure

The Company’s current Board leadership structure comprises a separate Chairman of the Board and Chief Executive Officer. The Board will continue to exercise its judgment under the circumstances at the time to evaluate the board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board has concluded that the separation of the roles of Chairman and Chief Executive Officer best serves the interests of shareholders and the Company at this time because it allows our Chief Executive Officer to focus on operating and managing the Company, while our Chairman can focus on the leadership of the Board.
Our Chairman has substantial responsibilities.
Our Chairman:
•
Calls and chairs all meetings of the Board, including executive sessions of the independent directors;

•
Responds directly to shareholder and other stakeholder questions and comments that are directed to the Chairman or to the independent directors as a group, with such consultation with the other directors as the Chairman may deem appropriate;

•
Chairs the annual shareholder meeting;

•
Ensures personal availability for consultation and direct communication with shareholders, as appropriate;

•
Oversees board governance, including approval of meeting agendas and meeting schedules to assure that all agenda items are adequately addressed;

•
Ensures personal availability for consultation and communication with independent directors;

•
Calls special meetings of the independent directors, as the Chairman may deem to be appropriate; and

•
Provides guidance and communication to the Chief Executive Officer and other members of management, as appropriate.

John C. Plant is our current Chairman of the Board. Mr. Plant’s strength in leading the Board is complemented by his prior experience as the Chairman of the Board of TRW Automotive and his depth of experience in Board matters ranging from his service on the Company’s Compensation and Benefits Committee and Governance and Nominating Committee to his memberships on other company boards.

Shareholders’ interests are protected by effective and independent oversight of management:
•
12 out of our 13 directors are independent as defined by the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s Director Independence Standards.

•
The Board’s key standing committees—the Audit Committee, the Compensation and Benefits Committee, the Finance Committee and the Governance and Nominating Committee—each is composed solely of independent directors.

•
Our independent directors meet at every regular meeting in executive session without management or the Chief Executive Officer present. These meetings are led by the Chairman.

The Company’s corporate governance practices and policies are designed to protect shareholders’ long-term interests.
The Board’s Role in Risk Oversight

The Board of Directors is actively engaged in overseeing and reviewing the Company’s strategic direction and objectives, taking into account, among other considerations, the Company’s risk profile and exposures. It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight

2018 Proxy Statement
Corporate Governance (continued)

responsibility of the processes established to report and monitor material risks applicable to the Company. The Board annually reviews the Company’s enterprise risk management and receives regular updates on risk exposures.
The Board as a whole has responsibility for risk oversight, including succession planning relating to the Chief Executive Officer (“CEO”) and risks relating to the competitive landscape, strategy, economic conditions, capital requirements, and operations of the Company. The committees of the Board also oversee the Company’s risk profile and exposures relating to matters within the scope of their authority. The Board regularly receives detailed reports from the committees regarding risk oversight in their areas of responsibility.
The Audit Committee regularly reviews treasury risks (including those relating to cash generation, liquidity, insurance, credit, debt, interest rates and foreign currency exchange rates), financial accounting and reporting risks, legal and compliance risks, and risks relating to information technology including cybersecurity, tax matters, asset impairments, contingencies, and internal controls.
The Cybersecurity Advisory Subcommittee was established by the Audit Committee to assist the Audit Committee in fulfilling its responsibility of reviewing the Company’s enterprise risk relating to cybersecurity.
The Compensation and Benefits Committee considers risks related to the attraction and retention of talent, and the design of compensation programs and incentive arrangements. The Company has determined that it is not reasonably likely that risks arising from compensation and benefit plans would have a material adverse effect on the Company. See “Conservative Compensation Risk Profile” on page 47.
The Finance Committee reviews and provides advice to the Board regarding financial matters, including the Company’s capital structure, capital allocation, financial exposures, capital plan, significant transactions such as mergers and acquisitions, and the investment performance and funding of the Company’s retirement plans, and the risks relating to such matters.
The Governance and Nominating Committee considers risks related to corporate governance, and oversees succession planning for the Board of Directors, the structure and function of the Board, and the appropriate assignment of directors to the Board committees for risk oversight and other areas of responsibilities.

BOARD OF DIRECTORS
• CEO Succession
• Competitive Landscape
• Strategy
• Economic Conditions
• Capital Requirements
• Operations
AUDIT COMMITTEE
Treasury
Financial Accounting and Reporting
Tax
Asset Impairments
Legal and Compliance
IT/ Cybersecurity
Contingencies
Internal Controls
CYBERSECURITY ADVISORY SUBCOMMITTEE
COMPENSATION & BENEFITS COMMITTEE
Talent Acquisition and Retention
Compensation Programs
Incentive Arrangements
FINANCE COMMITTEE
Capital Structure
Capital Allocation
Financial Exposure
Mergers and Acquisitions
Pension Plan Investment Performance
GOVERNANCE AND NOMINATING COMMITTEE
Corporate Governance
Director Succession Planning
Board Structure and Operations
Board Committee Functions and Membership

2018 Proxy Statement
Corporate Governance (continued)

Director Qualifications, Board Diversity and Board Tenure

Our directors have a broad range of experience that spans different industries, including the aerospace, automotive and finance sectors. Directors bring to our Board a variety of skills, qualifications and viewpoints that strengthen their ability to carry out their oversight role on behalf of our shareholders. As described in the director biographies in “Item 1 Election of Directors,” directors bring to our Board attributes and skills that include those listed below:
Director Attributes and Skills

• Leadership Experience • International Experience • Finance and Capital Allocation Experience • Automotive Industry Experience	• Aerospace Industry Experience • Risk Management Expertise • Manufacturing/Industrial Experience • Defense Industry Experience	• Technology/Innovation Expertise • Corporate Governance Expertise • Engineering Experience • Information Technology Experience

Our policy on Board diversity relates to the selection of nominees for the Board. Our policy provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee, the Governance and Nominating Committee focuses on skills, expertise and background that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.
The following chart shows the tenure of the directors on our Board following the 2018 Annual Meeting of Shareholders, assuming that all of the director nominees are elected to new terms. The board tenure provides a mix of fresh perspectives and Company experience, which contributes to a rich dialogue representing a range of viewpoints.

Board Meetings and Attendance

The Board met 29 times in 2017. The number of Board committee meetings can be found below in “—Committees of the Board.” Attendance by incumbent directors at Board and committee meetings averaged 96%. Each incumbent director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2017 (or, in the case of Messrs. Albaugh, Ayers, Doty, Hess, and Miller, each of whom joined the Board in 2017, 75% or more of the aggregate of all such meetings after joining the Board).
Under Arconic’s Corporate Governance Guidelines, all directors are expected to attend the annual meeting of shareholders. Eight out of the eleven members of the Board at the time attended the Company’s 2017 annual meeting. In addition to Board meetings, directors visit Arconic business operations to deepen their understanding of the Company and interact with on-site employees. In addition, new directors receive an orientation that includes meetings with key members of management and visits to Company facilities.
Board, Committee and Director Evaluations

The Board of Directors annually assesses the effectiveness of the full Board, the operations of its committees and the contributions of director nominees. The Governance and Nominating Committee oversees the evaluation of the Board as a whole and its committees, as well as individual evaluations of those directors who are being considered for possible re-nomination to the Board.

2018 Proxy Statement
Corporate Governance (continued)

Committees of the Board
There are four standing committees of the Board and one subcommittee of the Audit Committee. The Board has adopted written charters for each committee and subcommittee, which are available on our website at http://www.arconic.com under “Investors—Corporate Governance—Committees.” In April 2017, after Klaus Kleinfeld stepped down as Chairman and CEO of the Company, the Board appointed a special CEO Search Committee, comprising six directors, to lead the search for the Company’s permanent Chief Executive Officer (CEO). After a thoughtful and deliberative search, on October 23, 2017, the Board announced the appointment of Charles Blankenship as CEO, effective as of January 15, 2018.
The table below sets forth the standing Board committees and subcommittee and the current members of each. Each of the Audit, Compensation and Benefits, Finance, and Governance and Nominating Committees is composed solely of directors who have been determined by the Board of Directors to be independent in accordance with Securities and Exchange Commission (“SEC”) regulations, NYSE listing standards and the Company’s Director Independence Standards (including the heightened independence standards for members of the Audit and Compensation and Benefits Committees).
	Audit	Cybersecurity Advisory Committee of the Audit Committee	Compensation and Benefits	Finance	Governance and Nominating
James F. Albaugh*	X	Chair
Christopher L. Ayers*	X			X
Charles “Chip” Blankenship
Arthur D. Collins, Jr.*			Chair		X
Elmer L. Doty*			X		X
Rajiv L. Gupta*			X		X
David P. Hess*	X			X
Sean O. Mahoney*	X			Chair
David J. Miller*				X
E. Stanley O’Neal*	X			X
John C. Plant*			X		X
Patricia F. Russo*			X		Chair
Ulrich R. Schmidt*	Chair			X
2017 Meetings	7	3	7	11	8
*
Independent Director

2018 Proxy Statement
Corporate Governance (continued)

COMMITTEE	RESPONSIBILITIES
Audit Committee
•
Oversees the integrity of the financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors

•
Appoints the independent auditors and evaluates their independence and performance

•
Reviews the organization, performance and adequacy of the internal audit function

•
Pre-approves all audit, audit-related, tax and other services to be provided by the independent auditors

•
Oversees the Company’s compliance with legal, ethical and regulatory requirements

•
Discusses with management and the auditors the policies with respect to risk assessment and risk management, including major financial risk exposures

Each member of the Audit Committee is financially literate, and the Board of Directors has determined that each member qualifies as an “audit committee financial expert” under applicable SEC rules.
Cybersecurity Advisory Subcommittee	• Assists the Audit Committee in regularly reviewing the state of the Company’s cybersecurity • Regularly brings cybersecurity developments or issues to the attention of the Audit Committee
Compensation and Benefits Committee
•
Establishes the Chief Executive Officer’s compensation based upon an evaluation of performance in light of approved goals and objectives

•
Reviews and approves the compensation of the Company’s officers

•
Oversees the implementation and administration of the Company’s compensation and benefits plans, including pension, savings, incentive compensation and equity-based plans

•
Reviews and approves general compensation and benefit policies

•
Approves the Compensation Discussion and Analysis for inclusion in the proxy statement

•
Has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement (see “Corporate Governance—Compensation Consultants” regarding the committee’s engagement of a compensation consultant)

The Compensation and Benefits Committee may form and delegate its authority to subcommittees, including subcommittees of management when appropriate. Executive officers do not determine the amount or form of executive or director compensation although the Chief Executive Officer provides recommendations to the Compensation and Benefits Committee regarding compensation changes and incentive compensation for executive officers other than himself. For more information on the responsibilities and activities of the committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.

Finance Committee
•
Reviews and provides advice and counsel to the Board regarding the Company’s:

•
capital structure;

•
financing transactions;

•
capital expenditures and capital plan;

•
acquisitions and divestitures;

•
share repurchase and dividend programs;

•
policies relating to interest rate, commodity and currency hedging; and

•
employee retirement plans.

Governance and Nominating Committee
•
Identifies individuals qualified to become Board members and recommends them to the full Board for consideration, including evaluating all potential candidates, whether initially recommended by management, other Board members or shareholders

•
Review and make recommendations to the Board concerning the appropriate structure and operations of the Board and Board committees

•
Makes recommendations to the Board regarding Board committee assignments

•
Develops and annually reviews corporate governance guidelines for the Company, and oversees other corporate governance matters

•
Reviews related person transactions

•
Oversees an annual performance review of the Board, Board committees and individual director nominees

•
Periodically reviews and makes recommendations to the Board regarding director compensation

2018 Proxy Statement
Corporate Governance (continued)

Voting for Directors
Arconic’s Certificate of Incorporation and Bylaws provide a majority voting standard for election of directors in uncontested elections. If the number of shares voted “for” an incumbent director’s election does not exceed fifty percent (50%) of the number of votes cast with respect to that director’s election (with votes cast including votes against in each case and excluding abstentions and broker nonvotes with respect to that director’s election) in an uncontested election, the nominee must promptly tender his or her resignation, and the Board will decide, through a process managed by the Governance and Nominating Committee and excluding the nominee, whether to accept the resignation at its next regularly scheduled Board meeting. The Board’s explanation of its decision will be promptly disclosed in accordance with SEC rules and regulations. Any director nominee not already serving on the Board who fails to receive a majority of votes cast in an uncontested election will not be elected to the Board. An election of directors is considered to be contested if the number of candidates for election as directors exceeds the number of directors to be elected, with the determination being made in accordance with the Bylaws.
Communications with Directors
The Board of Directors is committed to meaningful engagement with Arconic shareholders and welcomes input and suggestions. Shareholders and other interested parties wishing to contact the Chairman or the non-management directors as a group may do so by sending a written communication to the attention of the Chairman c/o Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. To communicate issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, send a written communication to the Audit Committee c/o Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. Alternatively, you may place an anonymous, confidential, toll free call in the United States to Arconic’s Integrity Line at 855-585-8256. For a listing of Integrity Line telephone numbers outside the United States, go to http://www.arconic.com under “Who We Are—How We Work—Ethics and Compliance.”
Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate, depending upon the facts and circumstances outlined in the communication.
The Board of Directors has asked the Corporate Secretary’s Office to submit to the Board all communications received, excluding only those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.
Director Independence
In its Corporate Governance Guidelines, the Board recognizes that independence depends not only on directors’ individual relationships, but also on the directors’ overall attitude. Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the corporate governance listing standards of the New York Stock Exchange, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards comprise a list of all categories of material relationships affecting the determination of a director’s independence. Any relationship that falls below a threshold set forth in the Director Independence Standards, or is not otherwise listed in the Director Independence Standards, and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship.
The Board has affirmatively determined that all the directors are independent except Mr. Blankenship, who is employed by the Company and therefore does not meet the independence standards set forth in the Director Independence Standards. In the course of its determination regarding independence, the Board did not find any material relationships between the Company and any of the directors, other than Mr. Blankenship’s employment.

2018 Proxy Statement
Corporate Governance (continued)

Related Person Transactions
Review, Approval and Ratification of Transactions with Related Persons

The Company has a written Related Person Transaction Approval Policy regarding the review, approval and ratification of transactions between the Company and related persons. The policy applies to any transaction in which the Company or a Company subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A related person means any director or executive officer of the Company, any nominee for director, any shareholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family member of any such person.
Under this policy, reviews are conducted by management to determine which transactions or relationships should be referred to the Governance and Nominating Committee for consideration. The Governance and Nominating Committee then reviews the material facts and circumstances regarding a transaction and determines whether to approve, ratify, revise or reject a related person transaction, or to refer it to the full Board or another committee of the Board for consideration. The Company’s Related Person Transaction Approval Policy operates in conjunction with other aspects of the Company’s compliance program, including its Business Conduct Policies, which require that all directors, officers and employees have a duty to be free from the influence of any conflict of interest when they represent the Company in negotiations or make recommendations with respect to dealings with third parties, or otherwise carry out their duties with respect to the Company.
The Board has considered the following types of potential related person transactions and pre-approved them under the Company’s Related Person Transaction Approval Policy as not presenting material conflicts of interest:
(i)
employment of Arconic executive officers (except employment of an Arconic executive officer that is an immediate family member of another Arconic executive officer, director, or nominee for director) as long as the Compensation and Benefits Committee has approved the executive officers’ compensation;

(ii)
director compensation that the Board has approved;

(iii)
any transaction with another entity in which the aggregate amount involved does not exceed the greater of  $1,000,000 or 2% of the other entity’s total annual revenues, if a related person’s interest arises only from:

 (a)
such person’s position as an employee or executive officer of the other entity; or

 (b)
such person’s position as a director of the other entity; or

 (c)
the ownership by such person, together with his or her immediate family members, of less than a 10% equity interest in the aggregate in the other entity (other than a partnership); or

 (d)
both such position as a director and ownership as described in (b) and (c) above; or

 (e)
such person’s position as a limited partner in a partnership in which the person, together with his or her immediate family members, have an interest of less than 10%;

(iv)
charitable contributions in which a related person’s only relationship is as an employee (other than an executive officer), or a director or trustee, if the aggregate amount involved does not exceed the greater of  $250,000 or 2% of the charitable organization’s total annual receipts;

(v)
transactions, such as the receipt of dividends, in which all shareholders receive proportional benefits;

(vi)
transactions involving competitive bids;

(vii)
transactions involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

(viii)
transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

2018 Proxy Statement
Corporate Governance (continued)

Transactions with Related Persons in 2017

Based on information provided by the directors, the executive officers, and the Company’s legal department, the Governance and Nominating Committee determined that there are no material related person transactions to be reported in this proxy statement. We indemnify our directors and officers to the fullest extent permitted by law against personal liability in connection with their service to the Company. This indemnity is required under the Company’s Certificate of Incorporation and the Bylaws, and we have entered into agreements with these individuals contractually obligating us to provide this indemnification to them.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.
Compensation Consultants
During 2017, the Compensation and Benefits Committee continued its retention of Pay Governance LLC as its independent compensation consultant. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Design—Compensation Decision-Making Process—Use of Independent Compensation Consultant.” The committee assessed Pay Governance’s independence and found no conflict of interest. In its assessment, the committee took into account the following factors:
•
Pay Governance provides no other services to the Company;

•
the amount of fees received from the Company by Pay Governance as a percentage of Pay Governance’s total revenue;

•
the policies and procedures that Pay Governance has in place to prevent conflicts of interest;

•
any business or personal relationships between the consultant(s) at Pay Governance performing consulting services and any Compensation and Benefits Committee members or any executive officer; and

•
any ownership of Company stock by the consultant(s).

In addition, during 2017, the Governance and Nominating Committee continued to retain Pearl Meyer & Partners to provide consultation services regarding non-employee director compensation. The committee did not find any conflict of interest with Pearl Meyer and considered the following factors in its determination:
•
Pearl Meyer provides no other services to the Company;

•
the amount of fees received from the Company by Pearl Meyer as a percentage of Pearl Meyer’s total revenue;

•
the policies and procedures that Pearl Meyer has in place to prevent conflicts of interest;

•
any business or personal relationships between the consultant(s) at Pearl Meyer performing consulting services and any Board members or any executive officer; and

•
any ownership of Company stock by the consultant(s).

Corporate Governance Materials Available on Arconic’s Website
The following documents, as well as additional corporate governance information and materials, are available on our website at http://www.arconic.com under “Investors—Corporate Governance—Governance and Policies”:
•
Certificate of Incorporation

•
Bylaws

•
Board Confidentiality Policy

•
Corporate Governance Guidelines

•
Director Independence Standards

•
Anti-Corruption Policy

•
Business Conduct Policies

2018 Proxy Statement
Corporate Governance (continued)

•
Code of Ethics for the CEO, CFO and Other Financial Professionals

•
Hiring Members (or Former Members) of Independent Public Auditors

•
Human Rights Policy

•
Insider Trading Policy

•
Political Contributions

•
Related Person Transaction Approval Policy

•
Charters of each of our Board committees and subcommittee

Copies of these documents are also available in print form at no charge by sending a request to Arconic Inc., Corporate Communications, 201 Isabella Street, Pittsburgh, PA 15212-5858.
Information on our website is not, and will not be deemed to be, a part of this proxy statement or incorporated into any of our other filings with the SEC.
Business Conduct Policies and Code of Ethics
The Company’s Business Conduct Policies, which have been in place for many years, apply equally to the directors and to all officers and employees of the Company, as well as those of our controlled subsidiaries, affiliates and joint ventures. The directors and employees in positions to make discretionary decisions are surveyed annually regarding their compliance with the policies.
The Company also has a Code of Ethics applicable to the CEO, CFO and other financial professionals, including the principal accounting officer, and those subject to it are surveyed annually for compliance with it. Only the Audit Committee can amend or grant waivers from the provisions of the Company’s Code of Ethics, and any such amendments or waivers will be posted promptly at http://www.arconic.com. To date, no such amendments have been made or waivers granted.
Recovery of Incentive Compensation
The Board of Directors adopted the following policy in 2006:
If the Board learns of any misconduct by an executive officer that contributed to the Company having to restate all or a portion of its financial statements, it shall take such action as it deems necessary to remedy the misconduct, prevent its recurrence and, if appropriate, based on all relevant facts and circumstances, take remedial action against the wrongdoer in a manner it deems appropriate. In determining what remedies to pursue, the Board shall take into account all relevant factors, including whether the restatement was the result of negligent, intentional or gross misconduct. The Board will, to the full extent permitted by governing law, in all appropriate cases, require reimbursement of any bonus or incentive compensation awarded to an executive officer or effect the cancellation of unvested restricted or deferred stock awards previously granted to the executive officer if: (a) the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement; (b) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement; and (c) the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded. In addition, the Board may dismiss the executive officer, authorize legal action for breach of fiduciary duty or take such other action to enforce the executive’s obligations to Arconic Inc. as the Board determines fit the facts surrounding the particular case. The Board may, in determining appropriate remedial action, take into account penalties or punishments imposed by third parties, such as law enforcement agencies, regulators or other authorities. The Board’s power to determine the appropriate punishment for the wrongdoer is in addition to, and not in replacement of, remedies imposed by such entities.
The 2009 Alcoa Stock Incentive Plan, the 2013 Arconic Stock Incentive Plan, as amended and restated, the Incentive Compensation Plan for annual cash incentives and the Arconic Internal Revenue Code Section 162(m) Compliant Annual Cash Incentive Compensation Plan each incorporate the terms of this policy.

2018 Proxy Statement
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities with the SEC within specified periods. Due to the complexity of the reporting rules, the Company undertakes to file such reports on behalf of its directors and executive officers and has instituted procedures to assist them with these obligations. Based solely on a review of filings with the SEC and written representations from the Company’s directors and executive officers, the Company believes that in 2017 all of its directors and executive officers filed the required reports on a timely basis under Section 16(a), with the exception of director David P. Hess, who filed a late amendment to a timely filed Form 3 to disclose indirect ownership of Company common stock held in a revocable trust and a charitable remainder unitrust of which he is a trustee and a beneficiary.
Arconic Stock Ownership
Stock Ownership of Certain Beneficial Owners
The following shareholders reported to the Securities and Exchange Commission that they beneficially owned more than 5% of Arconic common stock as of December 31, 2017, except as noted below.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class
Elliott Associates, L.P. c/o Elliott Management Corporation 40 West 57th Street New York, NY 10019	Common Stock	51,102,1331	10.6%
Elliott International, L.P. c/o Maples & Calder P.O. Box 309 Ugland House, South Church Street George Town Cayman Islands, British West Indies
Elliott International Capital Advisors Inc. 40 West 57th Street New York, NY 10019
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	46,511,1492	9.66%
Blackrock, Inc. 55 East 52nd Street New York, NY 10022	Common Stock	32,715,2583	6.8%

2018 Proxy Statement
Arconic Stock Ownership (continued)

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class
Orbis Investment Management Limited Orbis House 25 Front Street Hamilton, Bermuda HM11	Common Stock	31,752,9844	6.6%
Orbis Investment Management (U.S.), LLC 600 Montgomery Street, Suite 3800 San Francisco, CA 94111
Allan Gray Australia Pty Ltd Level 2, Challis House 4 Martin Place Sydney, NSW2000 Australia
1
As of December 19, 2017; as reported in a Schedule 13D amendment dated December 19, 2017: Elliott Associates L.P. had sole power to vote and dispose of 16,352,683 shares; Elliott International, L.P. had shared power to vote and dispose of 34,749,450 shares; and Elliott International Capital Advisors Inc. had shared power to vote and dispose of 34,749,450 shares. In addition, these Elliott entities collectively had economic exposure comparable to approximately 1.5% of the shares of common stock outstanding pursuant to certain derivative agreements disclosed in the Schedule 13D amendment.

2
As reported in a Schedule 13G amendment dated February 7, 2018, The Vanguard Group, an investment adviser, reported that it had sole power to vote or direct to vote 577,532 shares, sole power to dispose or direct the disposition of 45,836,040 shares, shared power to vote or direct to vote 104,426 of the reported shares, and shared power to dispose or direct the disposition of 675,109 shares.

3
As reported in a Schedule 13G amendment dated January 29, 2018, BlackRock, Inc., a parent holding company, reported that it had sole power to vote 28,907,987 shares and sole power to dispose of 32,715,258 shares.

4
As reported in a Schedule 13G dated February 14, 2018, Orbis Investment Management Limited, Orbis Investment Management (U.S.), LLC and Allan Gray Australia Pty Ltd reported that they may be deemed to constitute a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and as such they had sole power to vote or direct to vote 31,752,984 shares and sole power to dispose or direct the disposition of 31,752,984 shares.

2018 Proxy Statement
Arconic Stock Ownership (continued)

Stock Ownership of Directors and Executive Officers
The following table shows the ownership of Arconic common stock, deferred share units, and deferred restricted share units, as of March 15, 2018, by each director, each of the named executive officers, and all directors and executive officers (serving as of March 15, 2018) as a group.
Deferred share units provide holders with the same economic interest as if they own Arconic common stock. Upon a holder’s separation from the Company, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Each Arconic deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Arconic common stock upon settlement. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board.
Name of Beneficial Owner	Shares of Common Stock1	Deferred Share Units2	Deferred Restricted Share Units3	Total
Directors
James F. Albaugh	5,000	—	4,409	9,409
Christopher L. Ayers	7,478	—	6,580	14,058
Charles P. Blankenship	41,510	—	—	41,510
Arthur D. Collins, Jr.	16,666	67,132	12,565	96,363
Elmer L. Doty	6,0004	—	4,409	10,409
Rajiv L. Gupta	—	—	7,521	7,521
Sean O. Mahoney	—	7,300	7,521	14,821
David J. Miller	—	—	1,888	1,888
E. Stanley O’Neal	—	46,177	12,525	58,702
John C. Plant	10,0005	3,589	12,859	26,448
Patricia F. Russo	18,3336	32,155	8,289	58,777
Ulrich R. Schmidt	3,333	3,407	7,521	14,261
Named Executive Officers
David P. Hess*	50,7817	—	125,326	176,107
Kenneth J. Giacobbe	40,604	—	—	40,604
Timothy D. Myers	54,810	17,046	—	71,856
Katherine H. Ramundo	12,780	—	—	12,780
Eric V. Roegner	121,465	1,450	—	122,915
Klaus Kleinfeld	638,100	—	—	638,100
Christoph Kollatz	—	—	—	—
Karl Tragl	—	—	—	—
All Directors and Executive Officers as a Group (19 individuals)	453,341	178,256	211,413	843,010
*
Also serves as a director

1
This column shows beneficial ownership of Arconic common stock as calculated under SEC rules. Unless otherwise noted, each director and named executive officer has sole voting and investment power over the shares of Arconic common stock reported. None of the shares are subject to pledge. This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements, and for executive officers, share equivalent units held in the Arconic Retirement Savings Plan which confer voting rights through the plan trustee with respect to shares of Arconic common stock. This column also includes shares of Arconic common stock that may be acquired under employee stock options that are exercisable as of March 15, 2018 or will become exercisable within 60 days after March 15, 2018 as follows: Mr. Giacobbe (22,294); Mr. Myers (31,503); Ms. Ramundo (12,780); Mr. Roegner (49,867); and all executive officers as a group (148,759). No awards of stock options have been made to non-employee directors. As of March 15, 2018, individual directors and executive officers, as well as all directors and executive officers as a group, beneficially owned less than 1% of the outstanding shares of common stock.

2018 Proxy Statement
Arconic Stock Ownership (continued)

2
This column lists (i) for executive officers, deferred share equivalent units held under the Arconic Deferred Compensation Plan, and (ii) for directors, deferred share equivalent units held under the Amended and Restated Deferred Fee Plan for Directors and the Deferred Fee Plan for Directors (in effect before 2005). Each deferred share equivalent unit tracks the economic performance of one share of Arconic common stock and is fully vested upon grant, but does not have voting rights.

3
This column lists deferred restricted share units issued under the 2013 Arconic Stock Incentive Plan, as amended and restated. Each deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Arconic common stock upon settlement. The annual deferred restricted share units to directors vest on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (with certain limited exceptions). Deferred restricted share units granted in lieu of cash compensation pursuant to a director’s deferral election are fully vested at grant.

4
Held by a revocable trust of which Mr. Doty and his spouse are trustees and beneficiaries.

5
Held by a trust of which Mr. Plant is the trustee and a beneficiary.

6
Held by a trust of which Ms. Russo is the trustee and a beneficiary.

7
Includes 44,166 shares held by a revocable trust, of which Mr. Hess and his spouse are trustees and beneficiaries, and 2,666 shares held by a charitable remainder unitrust, of which Mr. Hess and his spouse are trustees and beneficiaries.

2018 Proxy Statement
Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm
Under its written charter, the Audit Committee of the Board of Directors has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the independent registered public accounting firm retained to audit the Company’s financial statements.
The Audit Committee annually evaluates the qualifications, performance and independence of the Company’s independent auditors. Based on its evaluation, the Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018. PricewaterhouseCoopers LLP or its predecessor firms have served continuously as the Company’s independent auditors since 1950. The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PricewaterhouseCoopers LLP. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee is involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent registered public accounting firm.
Although the Company’s Bylaws do not require that we seek shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP.
Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.
The Board of Directors recommends a vote “FOR” ITEM 2, to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018.

2018 Proxy Statement
Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm (continued)

Report of the Audit Committee
In accordance with its written charter, the Audit Committee of the Board of Directors is responsible for assisting the Board to fulfill its oversight of:
•
the integrity of the Company’s financial statements and internal controls,

•
the Company’s compliance with legal and regulatory requirements,

•
the independent auditors’ qualifications and independence, and

•
the performance of the Company’s internal audit function and independent auditors.

It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.
PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2017 (the “independent auditors”), is responsible for performing independent audits of the Company’s consolidated financial statements and internal control over financial reporting and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (GAAP) and on the effectiveness of the Company’s internal control over financial reporting. The independent auditors also review the Company’s interim financial statements in accordance with applicable auditing standards.
In evaluating the independence of PricewaterhouseCoopers LLP, the Audit Committee has (i) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the audit firm’s communications with the Audit Committee concerning independence, (ii) discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and management and (iii) considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the auditor’s independence. In addition, the Audit Committee has assured that the lead audit partner is rotated at least every five years in accordance with Securities and Exchange Commission and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.
The Audit Committee has reviewed with the independent auditors and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee regularly monitored the progress of both in assessing the Company’s compliance with Section 404 of the Sarbanes-Oxley Act, including their findings, required resources and progress to date.
At every regular meeting, the Audit Committee meets separately, and without management present, with the independent auditors and the Company’s Vice President—Internal Audit to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer and the Chief Legal Officer, and meets separately twice a year with the Chief Ethics and Compliance Officer.
The Audit Committee has met and discussed with management and the independent auditors the fair and complete presentation of the Company’s financial statements. The Audit Committee has also discussed and reviewed with the independent auditors all communications required by GAAP, including those described in Auditing Standards No. 16, “Communication with Audit Committees”, as adopted by the PCAOB. The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditors.

2018 Proxy Statement
Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm (continued)

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the Securities and Exchange Commission. In addition, the Audit Committee has approved, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018.
The Audit Committee
Ulrich R. Schmidt, Chair
James F. Albaugh
Christopher L. Ayers
David P. Hess
Sean O. Mahoney
E. Stanley O’Neal

February 15, 2018
Audit and Non-Audit Fees
The following table shows fees for professional services rendered by PricewaterhouseCoopers LLP (PwC) for the past two fiscal years ended December 31 (in millions):
	2017	2016
Audit Fees	$10.2	$14.7
Audit-Related Fees	$0.1	$5.1
Tax Fees	$0.1	$0.3
All Other Fees	$0.0	$0.0
The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax and other services, and for pre-approval of fee levels for such services. See “Attachment  A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services.” All services set forth in the table above were approved by the Audit Committee before being rendered.
Audit Fees include the base audit fee, effects of foreign currency exchange rates on the base audit fee, scope adjustments to the base audit requirements, and accounting and audit advisory services. The decrease in audit fees from 2016 to 2017 was principally due to 2016 nonrecurring fees paid to PwC through November 1, 2016 relating to the audit of the financial statements of the Alcoa Corporation business in anticipation of the separation.
Audit-Related Fees include due diligence services for acquisitions and divestitures, audits of employee benefit plans, agreed-upon or expanded audit procedures for accounting or regulatory requirements, information system controls procedures, and review or verification of reported sustainability information. This category also includes 2016 fees associated with the audit and review by PwC of carve-out financial statements of the Alcoa Corporation business. The decrease in audit-related fees from 2016 to 2017 was principally due to the nonrecurring 2016 fees for the carve-out audit of Alcoa Corporation.
Tax Fees include U.S. federal, state and local tax support and international tax support.
All Other Fees include benchmarking services across a number of Arconic entities.

2018 Proxy Statement
Item 3 Advisory Approval of Executive Compensation
As required pursuant to Section 14A of the Securities Exchange Act of 1934, the Board of Directors is asking you to approve, on an advisory basis, the executive compensation programs and policies and the resulting 2017 compensation of the individuals listed in the “2017 Summary Compensation Table” on page 56 (our “named executive officers”), as described in this proxy statement.
Because the vote is advisory, the result will not be binding on the Compensation and Benefits Committee and it will not affect, limit or augment any existing compensation or awards. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.
The Board has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis, at least until the next required advisory vote on the frequency of shareholder votes in 2023. The next advisory vote on executive compensation will occur at the 2019 Annual Meeting of Shareholders.
We believe you should read the Compensation Discussion and Analysis and the compensation tables in determining whether to approve this proposal.
The Board of Directors recommends approval of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.”
The Board of Directors recommends a vote “FOR” ITEM 3, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as stated in the above resolution.
Compensation Committee Report
The Compensation and Benefits Committee (the “Committee”) has:
1.
reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement; and

2.
based on the review and discussions referred to in paragraph (1) above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement relating to the 2018 Annual Meeting of Shareholders.

The Compensation and Benefits Committee
Arthur D. Collins, Jr., Chair
Elmer L. Doty
Rajiv L. Gupta
John C. Plant
Patricia F. Russo

February 15, 2018

2018 Proxy Statement
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) includes the compensation and benefits of our named executive officers (our NEOs) with respect to fiscal year 2017 and the related decisions made by the Compensation and Benefits Committee (the “Compensation Committee”). For 2017, our NEOs are:
David P. Hess	Interim Chief Executive Officer
Kenneth J. Giacobbe	Executive Vice President and Chief Financial Officer
Timothy D. Myers	Executive Vice President and Group President, Global Rolled Products and Transportation and Construction Solutions
Katherine H. Ramundo	Executive Vice President, Chief Legal Officer and Secretary
Eric V. Roegner	Executive Vice President and Group President, Engineered Products and Solutions
Klaus Kleinfeld	Former Chairman and Chief Executive Officer
Christoph Kollatz	Former Executive Vice President, Corporate Development, Strategy and New Ventures
Karl Tragl	Former Executive Vice President and Group President, Engineered Products and Solutions
Key Compensation Practices
We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with the interests of our shareholders. Below is a summary of best practices that we have implemented and practices that we avoid because we believe they are not in the best interests of Arconic or our shareholders.
WHAT WE DO	WHAT WE DON’T DO

✓
Pay for Performance—We link compensation to measured performance in key financial and non-financial areas. The Company’s strategic priorities are reflected in its metrics at the corporate, group and individual levels.

✓
Cancellation of Unvested Equity Awards Upon Termination of Employment—Unvested equity awards are generally forfeited upon termination of employment, other than in connection with disability, death or change-in-control, or if retirement-eligible.

✓
Robust Stock Ownership Guidelines—All officers, directors, as well as senior executives, are subject to stock ownership guidelines to align their interests with shareholders’ interests.

✓
Double-Trigger Change-in-Control Provisions—Equity awards for all NEOs require a “double-trigger” of both a change-in-control and termination of employment for vesting acceleration benefits to apply.

✓
Active Engagement with Investors—We engage with investors throughout the year to obtain comments and insights that guide our executive compensation programs.

✓
Independent Compensation Consultant—The Compensation Committee retains a compensation consultant, which is independent and without conflicts of interest with Arconic.

✓
Conservative Risk Profile—We apply varied performance measures in incentive programs to mitigate risk that executives will be motivated to pursue results with respect to any one performance measure to the detriment of Arconic as a whole.

✓
Claw-Back Policy—Both our annual cash incentive compensation plan and our stock incentive plan contain “claw-back” provisions providing for reimbursement of incentive compensation from NEOs in certain circumstances.

✗
No Guaranteed Bonuses—Our annual incentive compensation plan is performance-based and does not include any minimum payment levels.

✗
No Parachute Tax Gross-Ups—As amended effective February 27, 2017, our Change in Control Severance Plan provides that no excise or other tax gross-ups will be paid.

✗
No Accelerated Vesting of Equity Outside of a Double-Trigger Change-in-Control

✗
No Short Sales, Derivative Transactions or Hedging—We do not allow short sales or derivative or speculative transactions in, or hedging of, Arconic securities by our directors, officers or employees. Directors and certain officers are also prohibited from pledging Arconic securities as collateral.

✗
No Dividends on Unvested Equity Awards—We do not pay dividends or dividend equivalents on unvested equity awards, but accrue dividends that only vest if the award vests.

✗
No Multi-Year Employment Contracts—The Compensation Committee’s policy is to not enter into multi-year employment contracts with senior executives providing for guaranteed annual bonus or equity compensation.

✗
No Share Recycling or Option Repricing—Our equity plans prohibit share recycling, the adding back of shares tendered in payment of the exercise price of a stock option award or withheld to pay taxes and repricing underwater stock options.

✗
No Significant Perquisites—We limit the perquisites we pay to our NEOs to those that serve reasonable business purposes.

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

Executive Summary
Our Business

Arconic is a global leader in lightweight metals engineering and manufacturing. Arconic’s innovative, multi-material products, which include aluminum, titanium, and nickel, are used worldwide in aerospace, automotive, commercial transportation, packaging, building and construction, oil and gas, defense, consumer electronics, and industrial applications.
Arconic is a global company operating in 18 countries and our operations consist of three worldwide reportable segments: Engineered Products and Solutions, Global Rolled Products, and Transportation and Construction Solutions.
2017 was Arconic’s first full year of operations following our separation from Alcoa Corporation, which became effective in November 2016.
Leadership Team Transition

In 2017, Arconic experienced a number of key management transitions. Klaus Kleinfeld stepped down as Chairman and Chief Executive Officer (CEO) in April 2017, and David Hess served as our Interim CEO while we conducted an extensive search for a permanent CEO. A special CEO Search Committee of the Board, comprising six directors, led a thoughtful and deliberative search for the Company’s permanent CEO, which culminated in the selection and appointment by the Board of Charles Blankenship. On October 23, 2017, Arconic announced that Mr. Blankenship would become our CEO effective as of January 15, 2018.
Additional management changes in 2017 included the resignations of Kay Meggers as Executive Vice President and Group President, Global Rolled Products (GRP), in May 2017; Christoph Kollatz as Executive Vice President, Corporate Development, Strategy and New Ventures, in September 2017; and Karl Tragl as Executive Vice President and Group President, Engineered Products and Solutions (EP&S), in October 2017. Eric Roegner was promoted in May 2017 to the position of Executive Vice President and Group President, GRP, to replace Mr. Meggers. In October 2017, Mr. Roegner was appointed Group President of EP&S, and Tim Myers, Executive Vice President and Group President, Transportation and Construction Solutions (TCS), took on the added role of Group President of GRP. GRP and TCS were brought under a single executive leader to further streamline the Company’s management structure.
Throughout this CD&A, except as otherwise noted, we have included Mr. Kleinfeld’s targeted compensation when discussing the compensation of our CEO and NEOs. Due to the unique circumstances that applied to Mr. Hess, our Interim CEO, we have included a separate discussion of the compensation he earned as Interim CEO. Because Mr. Blankenship was not employed by Arconic in 2017, his compensation does not appear in the compensation tables that follow this CD&A, and except where specifically noted, we generally have not included him in our discussion of the 2017 compensation decisions that affect our other NEOs. We have, however, included below a discussion of the key terms of Mr. Blankenship’s 2018 compensation.
Investor Feedback and Implementation of our 2017 Compensation Strategy

The separation of Arconic from Alcoa Corporation in November 2016 presented an opportunity for Arconic to focus our executive compensation practices on Arconic’s unique needs and opportunities to better align with industry best practices. Prior to the separation, the Company’s directors and management took advantage of the expanded dialogue with investors concerning separation plans to also obtain investor insights related to their policies on compensation and governance matters and to obtain their comments on the Alcoa Inc. compensation plans and recommendations for compensation practices to be adopted by Arconic after the separation. In addition, Arconic management and the Compensation Committee reviewed the best practices of comparable companies with respect to compensation design and mix, short-term and long-term performance metrics, long-term incentive mix by award type, performance periods, vesting provisions, short-term and

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

long-term incentive payout history, and stock ownership guidelines. The Compensation Committee took all of these factors into account when designing and implementing Arconic’s compensation structure and performance-based compensation framework for 2017, including as follows:
Shareholder Feedback & Best Practices from Market Study*	Our Responses/Changes
Emphasize performance-based equity awards	We affirmed our industry leading practice of granting 80% of long-term incentive awards for NEOs in the form of performance shares, the highest proportion in the market study*
Establish long-term targets for performance-based restricted share units (RSUs)	Beginning in 2017, performance RSUs are earned based on 3-year targets set at the beginning of the 3-year performance period
Consider incentive metrics that are strongly linked to shareholder value and based on relative performance
Beginning in 2017, we implemented a new incentive compensation structure, including:
•
A return metric (return on net assets) for performance RSUs

•
A relative total shareholder return (TSR) multiplier for performance RSUs

*
Market study of 17 companies in Arconic’s CEO peer group

2017 Company Performance

Arconic’s revenue was $12.96 billion, up 5% year over year, driven by higher volumes across all business segments and higher aluminum prices, partially offset by the impact of the planned ramp-down of the Company’s Tennessee Packaging operations and unfavorable product pricing and mix.
Net loss attributable to Arconic was $74 million, or $0.28 per diluted share, versus net loss of  $941 million, or $2.31 per share, in the full year 2016. Excluding the impact of special items, 2017 adjusted income was $618 million, or $1.22 per share, versus $505 million, or $0.98 per share, in 2016. Consolidated adjusted EBITDA excluding special items was $1.9 billion, up 9% year over year. Consolidated adjusted EBITDA margin excluding special items was 14.3%, up 60 basis points year over year, including a 110 basis point year-over-year negative impact of higher aluminum prices, LIFO and metal lag.
Arconic continued its progress on cost reduction with net cost savings of  $232 million or 1.8% of revenue. We delivered an improvement of  $111 million year over year in selling, general and administrative expenses (SG&A) excluding special items.
Arconic redeemed $1.25 billion of debt, ending the year with debt of  $6.8 billion and cash on hand of  $2.15 billion. Cash from operations in 2017 was $701 million. Free Cash Flow for the year was $105 million.
Segment performance in 2017 included the following:
•
Engineered Products and Solutions revenue of  $5.9 billion, up 4% year over year; Adjusted EBITDA of  $1.2 billion, up 2% year over year; and an Adjusted EBITDA margin of 20.6%, down 30 basis points year over year.

•
Global Rolled Products revenue of  $5.0 billion, up 3% year over year; Adjusted EBITDA of  $599 million, up 4% year over year; and an Adjusted EBITDA margin of 12.0%, up 10 basis points year over year, including a 140 basis point negative impact of higher aluminum prices.

•
Transportation and Construction Solutions revenue of  $2.0 billion, up 10% year over year; Adjusted EBITDA of  $321 million, up 10% year over year; and an Adjusted EBITDA margin of 16.2%, up 10 basis points year over year, including a 120 basis point negative impact of higher aluminum prices.

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

2017 Incentive Results

Consistent with the Company’s pay-for-performance practices, a shortfall against targets in 2017 resulted in payouts that were below target for annual incentive compensation and slightly below target for long-term incentive compensation. The corporate annual incentive compensation plan had a payout of 63.1% based on 2017 performance against the targets set under the plan. The long-term incentive payout was 95.7% based on 2017 performance against targets applicable to the second tranche of the 2016 performance-based restricted share unit awards and the final tranche of the 2015 performance-based restricted share unit awards. Performance-based restricted share unit awards granted in 2017 are based on a three-year performance period for the years 2017–2019.
Compensation Philosophy and Design
Arconic’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our compensation structure whose design is based on four guiding principles:
•
Make equity long-term incentive (LTI) compensation the most significant portion of total compensation for senior executives and managers, increasing the portion of performance-based equity incentives with the level of responsibility.

•
Choose annual incentive compensation (IC) metrics and LTI metrics that focus management’s actions on achieving the greatest positive impact on Arconic’s financial performance and that include a means to assess and motivate performance relative to peers.

•
Set IC and LTI targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.

•
Target total compensation at median, while using IC and LTI compensation to motivate performance and to attract and retain exceptional talent.

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

Arconic’s Executive Compensation Design Relies on a Diversified Mix of Pay Elements

Compensation Type	Principle	Design/Structure
Base Salary	• Target total direct compensation, including base salary, at median of market to provide competitive pay
•
For CEO compensation, including base pay, we used a custom peer group of 17 industrial companies of a similar size and in similar industries in which Arconic operates. For other executives, we used Willis Towers Watson survey data for companies heavily weighted towards industrials with revenues between $7 billion and $26 billion

Short-Term Annual Incentive Compensation
•
Choose annual IC weighted metrics that focus management’s actions on achieving the greatest positive impact on Arconic’s financial performance and that include a means to assess and motivate performance relative to peers

•
Set IC targets that challenge management to achieve continuous improvement in performance and deliver long-term growth

•
Take into account individual performance contributing to the success of the Company

•
NEO annual incentives are paid in cash and determined through a three-step performance measurement process:

1.
Initial Threshold Performance Goal: Corporate Performance Measures

2.
Financial and Non-Financial Goals: Weighted Metrics (0%–200% payout)

3.
Individual NEO Performance: Individual Multiplier to Plan Results (0%–150%)

•
Performance goals based on 90% financial and 10% non-financial metrics:

1.
Financial metrics split 45% each between Earnings Before Interest and Tax (EBIT) and Free Cash Flow to incentivize management to deliver profitable growth and efficient allocation of capital

2.
10% non-financial metrics based on safety and diversity

Long-Term Incentives
•
Make LTI equity the most significant portion of total compensation for senior executives and managers, increasing the portion of equity based on performance with the level of responsibility

•
Set LTI target grant levels in line with median among industry peers that are competitive to attract, retain and motivate executives and factor in individual performance and future potential for long-term retention

•
Choose LTI metrics that focus management’s actions on achieving the greatest positive impact on Arconic’s financial performance and that include a means to assess and motivate performance relative to peers

•
Set LTI targets that challenge management to achieve continuous improvement in performance and deliver long-term growth

•
Beginning in 2017, grants of performance-based restricted share units that vest based on achievement of 3-year performance targets to emphasize long-term value creation

•
Stock options vest ratably over three years following the grant date and have value only to the extent of share price appreciation

•
To highlight Arconic’s focus on long-term capital efficiency and profitable growth:

1.
50% of 2017–2019 performance-based RSUs are based on return on net assets (RONA)

2.
25% of 2017–2019 performance-based RSUs are based on revenue growth

3.
25% of 2017–2019 performance-based RSUs are based on adjusted EBITDA margin

•
Measure performance relative to peers by applying a relative TSR multiplier at the end of the 2017–2019 performance period:

1.
Up to -10% for TSR below median

2.
Up to +10% for TSR above median (plan capped at 200% overall)

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

Long-Term Incentive Mix

Consistent with our pay-for-performance philosophy, the following shows the proportion of performance-based long-term incentive awards granted to our CEO compared to the median proportion of performance-based long-term incentive awards granted to our CEO peer group in 2017:
The Compensation Committee has endorsed the Company’s strong adherence to the compensation principles of pay-for-performance and the emphasis on equity as a major component of the compensation package to ensure shareholder alignment. Consistent with this philosophy, in 2017, our former Chairman and CEO received 80% of his equity award in the form of performance-based restricted share units. In 2018, 80% of Mr. Blankenship’s regular annual equity award was made in the form of performance-based restricted share units. This was the highest percentage compared to the 17 companies in our CEO peer group, based on such companies’ prior year disclosures (see “CD&A— Comparator Peer Groups” for the list of the peers). As discussed more fully below, Mr. Blankenship also received special, one-time grants of restricted share units and stock options subject to time-based vesting in connection with his commencement of employment with us.
Arconic’s other NEOs have the same proportion of performance-based awards to time-vested awards as Arconic’s CEO, although such proportion may be different to the extent a NEO assumed his or her leadership position following the date on which annual grants are made.
Challenging Payout Curves

The Compensation Committee has continued the practice of setting payout curves with a steep drop-off below target to incentivize hitting target and flatter curve above target so that higher payouts can only be earned with significant performance above target.
Under the 2017 annual IC plan:
•
earning 50% of the payout for the EBIT metric required performance at 91% of target; and

•
earning 150% payout level required performance at 118% of target.

Under the 2017 LTI plan:
•
earning 50% of the payout for the RONA metric required performance at 80% of target; and

•
earning 150% payout level required performance at 130% of target.

Investor Engagement and Benchmarking

We actively engage in compensation and governance-related discussions with investors throughout the year to obtain comments and insights that guide our executive compensation programs. Conversations with governance and compensation professionals at our investors help us understand investor priorities and provide us with guidance on our compensation and governance practices.

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

The Compensation Committee implemented changes to Arconic’s executive compensation programs for 2017 and beyond that reinforce a commitment to best-in-class compensation and governance practices. Beginning in September 2015, when the Company announced the planned separation of Alcoa, through the end of 2016, the Chairman and CEO, the Lead Director and the Compensation Committee Chairman had more than 80 meetings with portfolio managers, investor governance officials and proxy advisory firms to discuss separation plans and obtain investor insights and recommendations for Arconic’s 2017 executive compensation and governance practices.
The Company also did an exhaustive benchmarking study of companies with a strong track record in executive compensation practices and analyzed the proxy statements of the 17 companies in Arconic’s CEO peer group (see “CD&A—Comparator Peer Groups”). The study addressed compensation design and mix, short-term and long-term performance metrics, long-term incentive mix by award type, performance periods, vesting provisions, short-term and long-term incentive payout history, stock ownership guidelines and change-in-control provisions. In several instances, the study identified practices that were ideally suited to the specific profile of Arconic.
The investor insights and the peer benchmarking study guided the Compensation Committee in the 2017 design of Arconic’s executive compensation programs and practices.
In 2017, our ongoing dialogue with investors continued, with approximately 50 meetings between management and/or Board members and our shareholders.
Compensation Decision-Making Process

Use of Independent Compensation Consultant. The Compensation Committee has authority under its charter to retain its own advisors, including compensation consultants. In 2017, the Compensation Committee directly retained Pay Governance LLC, which is independent and without conflicts of interest with the Company. See “Corporate Governance—CompensationConsultants” on page 31. Pay Governance provided advice, as requested by the Compensation Committee, on the amount and form of certain executive compensation components, including, among other things, executive compensation best practices, insights concerning SEC and say-on-pay policies, analysis and review of the Company’s compensation plans for executives and advice on setting the CEO’s compensation. Pay Governance also provided advice on the Compensation Discussion and Analysis in this proxy statement, and advice regarding director compensation of the Board Chair. We use comparative compensation data from the proxy statements of the CEO peer group and survey data from Willis Towers Watson to help evaluate whether our compensation programs are competitive with the market. The latter is not customized based on parameters developed by Willis Towers Watson. Willis Towers Watson does not provide any advice or recommendations to the Compensation Committee on the amount or form of executive or director compensation.
Use of Peer Groups and Tally Sheets. The Compensation Committee uses peer group data to determine the target compensation levels of our CEO and other NEOs. We target the median of the applicable peer group in setting targeted annual direct compensation of each of our NEOs. The Compensation Committee also reviews tally sheets that summarize various elements of historic and current compensation for each NEO in connection with making annual compensation decisions. This information includes compensation opportunity, actual compensation realized, and wealth accumulation. We have found that the tally sheets help us synthesize the various components of our compensation programs in making decisions.
Conservative Compensation Risk Profile. We evaluate the risk profile of our compensation programs when establishing policies and approving plan design. These evaluations have noted numerous factors that effectively manage or mitigate compensation risk, including the following:
•
A balance of corporate and business unit weighting in incentive compensation programs;

•
A balanced mix between short-term and long-term incentives;

•
Caps on incentives;

•
Use of multiple performance measures in the annual cash incentive compensation plan and the equity incentive plan;

•
Discretion retained by the Compensation Committee to adjust awards;

•
Stock ownership guidelines requiring holding substantial equity in the Company until retirement;

•
Claw back policies applicable to all forms of incentive compensation;

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

•
Anti-hedging provisions in the Company’s Insider Trading Policy; and

•
Restricting stock options to 20% of the value of equity awards to senior officers.

In addition, (i) no business unit has a compensation structure significantly different from that of other units or that deviates significantly from the Company’s overall risk and reward structure; (ii) unlike financial institutions involved in the financial crisis, where leverage exceeded capital by many multiples, the Company has a conservative leverage policy; and (iii) compensation incentives are not based on the results of speculative trading. In 1994, the Board of Directors adopted resolutions creating the Strategic Risk Management Committee with oversight of hedging and derivative risks and a mandate to use such instruments to manage risk and not for speculative purposes. As a result of these evaluations, we have determined that it is not reasonably likely that risks arising from our compensation and benefit plans would have a material adverse effect on the Company.
Tax Deductibility and our Incentive Compensation Plans. Section 162(m) of the Internal Revenue Code, as amended by the recently enacted Tax Cuts and Jobs Act, restricts deductibility for federal income tax purposes of annual individual compensation in excess of  $1 million to the NEOs, effective for tax years beginning after 2017, subject to a transition rule for written binding contracts which were in effect on November 2, 2017, and which are not modified in any material respect on or after such date. Prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m)’s deductibility limitation was subject to an exception for compensation that qualified as “performance-based.”
Certain of our compensation programs were designed to permit Arconic to qualify for the performance-based exception, although Arconic reserved the right to pay compensation that did not qualify as “performance-based.” In furtherance of such qualification, we have in the past asked shareholders to approve our 2009 and 2013 Arconic Stock Incentive Plans, the Incentive Compensation Plan for annual cash incentives and the Arconic Internal Revenue Code Section 162(m) Compliant Annual Cash Incentive Compensation Plan, including limitations that were required to be included in those plans. Now that the exception is no longer available, Arconic need not attempt to qualify for it by complying with those limitations. However, the Company intends to fit within the transition rule referred to above, for 2017 compensation described herein, to the extent that the Compensation Committee determines that to be in the interest of the Company.
Compliance with Stock Ownership Guidelines. Our stock ownership requirements further align the interests of management with those of our shareholders by requiring executives to hold substantial equity in Arconic until retirement. Our stock ownership guidelines require that the CEO retain equity equal in value to six times his base salary and that each of the other NEOs retain equity equal in value to three times salary. Unlike many of our peers, we do not count any unvested or unexercised options, restricted share units, performance-based restricted share units or any stock appreciation rights towards compliance purposes. Our guidelines reinforce management’s focus on long-term shareholder value and commitment to the Company. Until the stock ownership requirements are met, each executive is required to retain until retirement 50% of shares acquired upon vesting of restricted share units (including performance-based restricted shares units) or upon exercise of stock options that vest after March 1, 2011, after deducting shares used to pay for the option exercise price and taxes. As of January 31, 2018, Mr. Roegner has met the guidelines. The other continuing NEOs—Messrs. Giacobbe and Myers and Ms. Ramundo—who were appointed to their current positions within the past two years, have not yet met the guidelines.
Limits on Hedging/Pledging Arconic Securities. Short sales of Arconic securities (a sale of securities which are not then owned) and derivative or speculative transactions in Arconic securities by our directors, officers and employees are prohibited. No director, officer or employee or any designee of such director, officer or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Arconic securities. Directors and officers subject to Section 16 of the Securities Exchange Act of 1934 are prohibited from holding Arconic securities in margin accounts, pledging Arconic securities as collateral, or maintaining an automatic rebalance feature in savings plans, deferred compensation or deferred fee plans.

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

Change in Control (CIC) Severance Plan

To align with best practices, the Compensation Committee on January 13, 2017 approved amendments to the existing CIC Severance Plan to adhere to best practices. Effective February 27, 2017 the following plan changes took effect:
•
Eliminated grandfathered modified single trigger, for which Mr. Kleinfeld was the only remaining eligible participant.

•
Eliminated grandfathered excise tax reimbursement benefit, for which Mr. Kleinfeld was the only remaining eligible participant.

•
Raised the threshold triggering a CIC from 20% to 30% of shares or total voting power that are acquired.

•
Reduced severance benefit levels of all participants except the CEO, whose benefit levels are in line with market practice.

In addition, on February 1, 2018, the CIC Severance Plan was amended to, among other things, reduce the period following a change in control in which a severance-qualifying termination of employment may occur from three years to two years.
Compensation Decisions
Analysis of 2017 Compensation Decisions

The Compensation Committee uses its business judgment to determine the appropriate compensation targets and awards for the NEOs, in addition to assessing several factors that include:
•
Market positioning based on peer group data (described below);

•
Individual, Group, and Corporate performance;

•
Complexity and importance of the role and responsibilities;

•
Aggressiveness of targets;

•
Contributions that positively impact the Company’s future performance;

•
Unanticipated events impacting target achievement;

•
Retention of key individuals in a competitive talent market; and

•
Leadership and growth potential.

Based on these factors, an individual multiplier between 0% and 150% is applied to each NEO IC award and equity grant target to reflect the Committee’s assessment of the individual’s 2017 performance.
Comparator Peer Groups
To help determine total direct compensation in 2017 for our former Chairman and CEO, Mr. Kleinfeld, we used a peer group consisting of 17 companies. Pay Governance, the Compensation Committee’s independent compensation consultant, has reviewed and endorsed this peer group. The companies in the CEO peer group are:
Arconic’s CEO Peer Group (for 2017 Pay Decisions)

•
BorgWarner Inc.

•
Cummins Inc.

•
Danaher Corporation1

•
Delphi Technologies2

•
Eaton Corporation plc

•
Honeywell International Inc.

•
Illinois Tool Works Inc.

•
Ingersoll-Rand plc

•
L3 Technologies, Inc.3

•
Northrop Grumman Corporation

•
PACCAR Inc

•
Parker-Hannifin Corporation

•
Raytheon Company

•
Rockwell Collins, Inc

•
Spirit AeroSystems Holdings, Inc.

•
Stanley Black & Decker, Inc.

•
Textron Inc.

2017 Median Revenue: $14,198 million
1
Danaher, now considered a healthcare company following the separation of its businesses in June 2016, was included in the CEO peer group for 2017 pay decisions but will be omitted from the peer group for 2018 pay decisions.

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

2
Formerly Delphi Automotive PLC

3
Formerly L-3 Communications Holdings, Inc.

To determine the total direct compensation for our new CEO, Mr. Blankenship, we also reviewed and took into consideration data from the same peer group and targeted the median total direct compensation of our CEO peer group.
In 2017, the Compensation Committee also approved a new peer definition for other executive level positions within the Towers Watson survey to better reflect the mix of Arconic’s businesses after the separation. This peer group was used to make compensation decisions related to Arconic following the separation and consists of companies heavily weighted towards industrials with revenues between $7 billion and $30 billion. See “Attachment B—Arconic Inc. Peer Group Companies for Market Information for 2017 Executive Compensation Decisions.”
The data from each of these peer groups described above is considered in establishing executive compensation targets and to ensure that Arconic provides and maintains compensation levels in line with the market, including similar companies, and to attract, retain and motivate employees.
2017 Base Salary and Target Annual Incentive Compensation Levels
Base salaries and annual target incentive compensation levels are designed to attract, motivate, reward and retain executive talent, as well as to align pay with performance. At the beginning of each fiscal year, the Compensation Committee determines each NEO’s targeted total cash compensation (salary and target incentive compensation), taking into consideration alignment to market data of industry peers.
2017 Annual Cash Incentive Compensation

In 2017, each of our NEOs, other than Mr. Hess, was eligible to participate in our corporate annual cash IC plan for 2017. The corporate annual cash IC plan for 2017 was designed to achieve operating goals set at the beginning of the year based on the financial and non-financial measures set forth in the following table. Our payout of 63.1% was based on 2017 actual performance versus IC plan target.
2017 Annual Cash Incentive Compensation Plan Design, Targets and Results
Metric		Defined Corporate Level Payout Percentage					Result	% of Target	Weighting	Weighted Result
		0%	50%	100% (Target)	150%	200%
($in millions)
Financial Measures	EBIT	$1,075	$1,195	$1,314	$1,554	$1,793	$1,315	100%	45.0%	45.0%
	Free Cash Flow	$236	$ 398	$ 560	$ 885	$1,210	$ 283	14.6%	45.0%	6.6%
Non- Financial Measures	Safety1
	DART		0.467	0.455		0.444	0.406	200.0%	5.0%	10.0%
	Diversity2
	Executive Level Women, Global		23.3%	23.5%		24.0%	23.6%	120%	1.25%	1.5%
	Executive Level Minorities, U.S.		15.0%	15.2%		15.7%	14.6%	0%	1.25%	0%
	Professional Level Women, Global		29.4%	29.7%		30.2%	29.1%	0%	1.25%	0%
	Professional Level Minorities, U.S.		19.2%	19.5%		20.0%	19.1%	0%	1.25%	0%
IC RESULT										63.1%
1
Safety targets were based on reductions in the DART (Days Away, Restricted and Transfer) rate, which measures injuries and illnesses that involve one or more days away from work per 100 full-time workers and days in which work is restricted or employees are transferred to another job due to injury per 100 full-time workers.

2
Diversity targets were based on increases to the representation of women executives and professionals on a global basis, and the representation of minority executives and professionals in the United States.

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

The 2017 annual incentive compensation plan was structured to qualify under Section 162(m) of the Internal Revenue Code for tax deductibility of  “performance-based” compensation in excess of  $1 million (as in effect prior to the enactment of the Tax Cuts and Jobs Act).
The Compensation Committee also took into account individual performance factors in setting each NEO’s annual incentive payment (see “CD&A—Individual Compensation Arrangements and Performance-Based Pay Decisions” section).
See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used in this CD&A.
2017 Equity Awards: Stock Options and Performance-Based Restricted Share Units

Long-term stock incentives are performance-based. We grant long-term stock awards to NEOs to align their interests with those of shareholders, link their compensation to stock price performance over a multi-year period and support their retention. In January 2017, stock awards were made to all of the NEOs, excluding the Interim CEO and Mr. Blankenship.
In general, we provide two types of annual equity awards to NEOs and our senior most executives:
•
Approximately 20% of the grant date value of 2017 equity awards for each of our NEOs is granted in the form of stock options. We believe that stock options further align our NEOs’ interests with those of our shareholders because the options have no value unless the stock price increases. Stock options vest ratably over a three-year period (one-third vests each year on the anniversary of the grant date) subject to continued employment (subject to certain exceptions) and have a ten-year term. We grant stock options to our NEOs at a fixed time every year, generally, as in 2017, on the date of the Board and Compensation Committee meetings in January. The exercise price of employee stock options is the closing price of our stock on the grant date, as reported on the New York Stock Exchange.

•
Approximately 80% of the grant date value of 2017 equity awards for each of our NEOs was granted in the form of performance-based restricted share units.

Performance-based restricted share units support longer-term operational targets, which differ from the financial metrics in our IC plan. The awards granted in 2017 will be earned based on the performance metrics as follows (specific targets and results will be disclosed at the end of the 2017–2019 performance period):
1
Total Shareholder Return defined as the change in stock price plus reinvested dividends expressed as a percentage, which will be measured from 12/31/2016 to 12/31/19 and ranked after the 3-year period

2
Peer group of 16 industrial companies listed on page 49 (which does not include Danaher, as noted in footnote 1 thereto); maximum total payout may not exceed 200%

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

2017 Performance Results for Performance-Based Restricted Share Units – 2015 and 2016 Grants
Prior to 2017, performance-based restricted share unit awards were earned at the end of a three-year performance period based on the average of the annual payout percentages over the three-year period. Consequently, grants made in 2015 and 2016 were still subject to the 2017 annual performance period, representing the final 1/3rd tranche of the 2015 grant and the second 1/3rd tranche of the 2016 grant. The results for the 2017 performance period on the 2015 and 2016 grants were as follows:
Performance Metric	Payout Percentage					2017 Actual	Plan Result	Weighting	Payout Result
	0%	50%	100%	150%	200%
Revenue ($M)	$12,038 or below	$12,203	$12,538	$12,931	$13,325 or above	$12,892	144.9%	25%	36.2%
EBITDA Margin (%)	12.4% or below	13.70%	15.0%	16.80%	18.6% or above	14.3%	75.4%	25%	18.8%
RONA (%)	4.7% or below	7.00%	9.3%	12.70%	16.2% or above	8.4%	81.2%	50%	40.6%
							TOTAL	100%	95.7%
The 2016 grant, which will vest in January 2019 after the three-year 2016–2018 performance period, is the last outstanding award to include an annual performance period, with the final 1/3rd tranche subject to the 2018 annual performance period. The performance metrics will be the same as those above that applied to the 2017 performance period. Specific targets and results will be disclosed at the end of the 2018 performance period.
See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.
Individual Compensation Arrangements and Performance-Based Pay Decisions

Compensation Arrangements with Interim CEO – David P. Hess
Mr. Hess was appointed in April 2017 to serve as Interim CEO while Arconic conducted an extensive search to hire a world-class CEO to lead Arconic into its next chapter. In connection with his service as Interim CEO, the Compensation Committee approved a monthly base salary of  $91,667, and provided Mr. Hess with the opportunity to participate in Arconic’s benefit plans generally available to our active senior executives, other than our severance plans. On October 23, 2017, the Company announced the appointment of Mr. Blankenship as Chief Executive Officer of the Company effective January 15, 2018 to succeed Mr. Hess and awarded Mr. Hess deferred restricted share units with a grant date value of  $3,000,164, with vesting subject to his continued service as Interim CEO through the effective date of Mr. Blankenship’s appointment as part of the transition. The deferred restricted share units will be settled in three equal installments on each of the first three anniversaries of January 15, 2018. The Company also established a target annual bonus opportunity for Mr. Hess of $1,000,000 for the 2017 fiscal year. In determining Mr. Hess’s actual annual bonus amount, the Compensation Committee decided to apply the same financial and non-financial measures and corporate multiplier applicable to the other NEOs under the 2017 Annual Cash Incentive Compensation Plan that are summarized above. In addition, when reviewing his individual performance, the Compensation Committee took into consideration his success in maintaining the stability of the Company as Interim CEO while the Company searched for a permanent CEO. As a result, the Compensation Committee determined that Mr. Hess’s actual incentive compensation for 2017 was $744,100, representing 74.4% of target.
Because different considerations underlay the determinations made in connection with Mr. Hess’s compensation than would apply to the determination of a compensation package for a long-term chief executive officer, the Compensation Committee did not set Mr. Hess’s compensation under the usual guidelines that ordinarily apply to the compensation of our NEOs. In particular, the compensation package for our Interim CEO was structured to minimize any disruption related to the leadership transition and promote stability during this time by compensating Mr. Hess for his short-term service and providing an incentive for him to remain in the role until the Company completed its CEO search and the new CEO commenced employment with us.

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

New CEO Compensation Arrangements – Charles P. Blankenship
On October 19, 2017, the Company entered into a letter agreement with Mr. Blankenship in connection with his appointment as Chief Executive Officer of the Company, which became effective on January 15, 2018 (the “Effective Date”). Pursuant to the letter agreement, Mr. Blankenship will receive a base salary at an annual rate of  $1,250,000, will be eligible for a target annual cash incentive compensation opportunity of 150% of his salary, and will receive a 2018 annual equity award with a grant date fair value of  $8,500,000, which was issued on January 19, 2018. The letter agreement provides that Mr. Blankenship will be paid a special sign-on cash bonus of  $650,000 and granted special one-time equity awards of stock options with a grant date fair value of  $4,000,000, vesting in full on the fourth anniversary of the grant date, as well as restricted share units with a grant date fair value of  $3,000,000, vesting in full on the third anniversary of the grant date. The special one-time equity awards, which are subject to his continued employment with the Company and the 50% holding requirement until stock ownership requirements are met, were issued on January 19, 2018. Pursuant to the letter agreement, Mr. Blankenship has committed to purchase shares of Arconic common stock with an aggregate purchase price of  $1,000,000 by June 30, 2018, which may not be disposed of until the earlier of  (1) the date upon which he meets the stock ownership guidelines or (2) termination of employment.
In its determination of the compensation offer that was extended to the new CEO, the Compensation Committee took into consideration certain factors, including, but not limited to, whether such offer would result in (1) securing Mr. Blankenship’s services, (2) aligning his interests with those of shareholders by heavily weighting his sign-on package towards equity with a prolonged vesting period on options which cliff-vest after four years (instead of the 1/3rd annual increments over three years of our annual option awards), (3) encouraging him to meet stock ownership guidelines, (4) ending the distraction, speculation and uncertainly associated with the search of a permanent CEO to allow the Company to focus on business operations, and (5) providing competitive compensation in alignment to levels for CEOs of peer companies.
The letter agreement provides that Mr. Blankenship will be eligible to participate in the Company’s Executive Severance Plan and Change in Control Severance Plan and that, for purposes of his participation in the Executive Severance Plan, a resignation by him for good reason (as defined in the letter agreement) would constitute a severance event.
Mr. Blankenship also entered into a confidentiality, developments, non-competition and non-solicitation agreement attached to the letter agreement, which includes a perpetual confidentiality covenant as well as non-competition and employee and customer non-solicitation covenants that apply during employment and for a period of one year following termination of employment for any reason.
Executive Vice President and Chief Financial Officer – Kenneth J. Giacobbe
In January 2017, the Compensation Committee awarded Mr. Giacobbe performance share awards and stock options with a total grant-date value of  $1,672,884, taking into consideration relevant peer company data and based on his individual performance in 2016. Eighty-one percent of the award ($1,348,867) was granted in the form of performance-based restricted share units, and 19% ($324,018) in stock options, which was above the target award and included exceptional one-time recognition due to his strong performance and significant contributions to the Company’s separation from Alcoa Corporation. Mr. Giacobbe received a base salary increase of 8.7% in 2017 to better align his pay with those of industry peer companies and based on his individual performance review in 2016. Despite continued strong individual performance in 2017, Mr. Giacobbe’s annual IC award for 2017 of  $342,423 was below target at 72.6%, which was based on the final Corporate IC plan total weighted result of 63.1%, as described above, and a corresponding 115% individual multiplier.
Executive Vice President, Chief Legal Officer and Secretary – Katherine H. Ramundo
In January 2017, the Compensation Committee awarded Ms. Ramundo performance share awards and stock options with a total grant-date value of  $1,239,234, in line with target reflecting relevant peer company data following the commencement of her employment with the Company in September 2016. Eighty-one percent of the award ($999,226) was granted in the form of performance-based restricted share units, and 19% ($240,008) in stock options. Ms. Ramundo did not receive any base salary increase in 2017. Despite exceptional individual performance in 2017, Ms. Ramundo’s annual IC award for 2017 of $381,755 was below target at 69.4%, which was based on the final Corporate IC plan total weighted result of 63.1%, as described above, and a corresponding 110% individual multiplier.

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

Executive Vice President and Group President, Global Rolled Products and Transportation and Construction Solutions – Timothy D. Myers
In January 2017, the Compensation Committee awarded Mr. Myers performance share awards and stock options with a total grant-date value of  $1,177,360, taking into consideration relevant peer company data and based on his individual performance in 2016. Eighty-one percent of the award ($949,308) was granted in the form of performance-based restricted share units, and 19% ($228,052) in stock options, which was above the target award based on his strong performance leading the TCS Group in 2016. Mr. Myers received a base salary increase of 10.7% in 2017 to better align his pay with those of industry peer companies and based on his individual performance review in 2016. In line with strong TCS group reporting segment (weighting 50% until October 2017 and 25% thereafter) and individual performance in 2017, offset by challenges at the Corporate level (weighted 50%) and GRP group reporting segment (weighted 25% for the prorated period since October 2017 when he began leading GRP), Mr. Myers’ annual IC award for 2017 of  $396,356 was above target at 112.4%. The award was based on the final Corporate, TCS and GRP IC plan totals with weighted results of 63.1%, 131.4% and 81.9%, respectively, and a corresponding 120% individual multiplier.
Executive Vice President and Group President, Engineered Products and Solutions – Eric V. Roegner
In January 2017, Mr. Roegner received performance share awards and restricted share units with a total grant-date value of $729,590, reflecting relevant peer company data and based on his individual performance in 2016 leading the Arconic Titanium and Engineered Products (ATEP) division, which was prior to his promotion to Executive Vice President (EVP) and Group President, GRP in May 2017 and subsequently EVP and Group President, EP&S in October 2017. The award was granted in an equal number of performance-based restricted share units ($372,071) and restricted share units ($357,520), which was above the target award based on his strong performance growing ATEP and successfully completing the integration of the RTI acquisition in 2016. Mr. Roegner received a base salary increase of 4.5% in January 2017 based on his individual performance review in 2016 and further respective increases of 7.5% and 10.4% upon his May and October promotions. Despite continued strong individual performance in 2017, Mr. Roegner’s annual IC award for 2017 of  $317,821 was below target at 74.5% in large part due to the EP&S free cash flow result being below plan threshold. The award was based on the final Corporate (50%), EP&S and GRP (50% each for the respective prorated periods he led each group in 2017) IC plan totals with weighted results of 63.1%, 44.6% and 81.9%, respectively, and a corresponding 110% individual multiplier.
Former Chairman and Chief Executive Officer – Klaus Kleinfeld
In January 2017, the Compensation Committee awarded Mr. Kleinfeld performance share awards and stock options with a total grant-date value of  $9,293,093 based on his individual performance in 2016. Eighty-one percent of the award ($7,493,093) was granted in the form of performance-based restricted share units, and 19% ($1,800,000) in stock options. While Mr. Kleinfeld led Alcoa Inc. in its successful separation into two separately listed companies, the grant date fair value of the January 2017 award represents a 6.0% decrease over the prior year’s award in January 2016 given the smaller size of the Company following separation, better aligning his pay to that of the median level among the revised CEO peer group companies. Mr. Kleinfeld did not receive any base salary increase in 2017 and received a cash bonus payment of  $1,000,000 pursuant to the terms of his separation agreement dated July 31, 2017, as disclosed in the Company’s Form 10-Q for the quarter ended June 30, 2017. As Mr. Kleinfeld was not retirement-eligible at the time of his separation from the Company, any unvested equity stock awards and stock options were forfeited and canceled, including his January 2017 award in its entirety. See the notes to the 2017 Summary Compensation Table.
Former Executive Vice President, Corporate Development, Strategy and New Ventures – Christoph Kollatz
In January 2017, the Compensation Committee awarded Mr. Kollatz performance share awards and stock options with a total grant-date value of  $2,697,773, taking into consideration relevant peer company data and based on his individual performance in 2016. Eighty-one percent of the award ($2,175,251) was granted in the form of performance-based restricted share units, and 19% ($522,522) in stock options, which was above the target award and included exceptional one-time recognition due to his strong performance in leading the Separation Program Office that oversaw the complex separation process. Mr. Kollatz played an integral role ensuring that the separation was completed on schedule and on budget that required management of nearly 300 projects across more than 250 sites and 25 countries. Mr. Kollatz did not receive any base salary increase in 2017 and received his target annual incentive compensation payment of  $183,030, which was prorated until the termination of his

2018 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

employment in September 2017 and factored in the Corporate payout of 63.1% under the 2017 Annual Cash Incentive Compensation Plan. As Mr. Kollatz was not retirement-eligible at the time of his termination of employment, any unvested equity stock awards and stock options were forfeited and canceled, including his January 2017 award in its entirety.
Former Executive Vice President and Group President, Engineered Products and Solutions – Karl Tragl
In January 2017, the Compensation Committee awarded Mr. Tragl performance share awards and stock options with a total grant-date value of  $2,478,248, taking into consideration relevant peer company data and based on his individual performance in 2016. Eighty-one percent of the award ($1,998,231) was granted in the form of performance-based restricted share units, and 19% ($480,017) in stock options, which was above the target award due to his performance in taking over the EP&S Group and initiating operational improvements. Mr. Tragl received a base salary increase of 4.8% in 2017 to better align his pay with those of industry peer companies and received his target annual incentive compensation payment of  $244,569, which was prorated until the termination of his employment in October 2017 and factored in the Corporate and EP&S Group payout results of 63.1% and 44.6% (weighted equally), respectively, under the 2017 Annual Cash Incentive Compensation Plan. As Mr. Tragl was not retirement-eligible at the time of his termination of employment, any unvested equity stock awards and stock options were forfeited and canceled, including his January 2017 award in its entirety.

2018 Proxy Statement
Executive Compensation (continued)

2017 Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David P. Hess1 Interim Chief Executive Officer	2017	$802,669	$744,100	$3,019,240	$0	$0	$0	$170,764	$4,736,773
Kenneth J. Giacobbe Executive Vice President and Chief Financial Officer	2017	$493,333	$0	$1,348,867	$324,018	$357,987	$308,675	$324,571	$3,157,451
	2016	$386,250	$0	$390,381	$0	$281,824	$149,741	$429,478	$1,637,674
Timothy D. Myers Executive Vice President and Group President, Global Rolled Products and Transportation and Construction Solutions	2017	$436,250	$0	$949,308	$228,052	$396,356	$516,994	$19,333	$2,546,293
Katherine H. Ramundo Executive Vice President, Chief Legal Officer and Secretary	2017	$550,000	$0	$999,226	$240,008	$381,755	$0	$54,498	$2,225,487
Eric V. Roegner Executive Vice President and Group President, Engineered Products and Solutions	2017	$478,482	$0	$729,590	$0	$317,821	$0	$55,241	$1,581,134
Klaus Kleinfeld2 Former Chairman and Chief Executive Officer	2017	$532,174	$0	$7,493,0932	$1,800,0002	$0	$650,440	$6,114,784	$16,590,4912
	2016	$1,440,000	$0	$7,912,2212	$1,978,0022	$2,137,320	$3,111,941	$226,304	$16,805,7882
	2015	$1,440,000	$0	$8,600,3942	$2,150,0252	$1,816,020	$3,246,848	$232,942	$17,486,2292
Christoph Kollatz3 Former Executive Vice President, Corporate Development, Strategy and New Ventures	2017	$386,750	$0	2,175,2513	$522,5223	$183,030	$0	$1,086,469	$4,354,0223
	2016	$531,250	$0	$688,0193	$03	$551,877	$0	$104,068	$1,875,2143
Karl Tragl4 Former Executive Vice President and Group President, Engineered Products and Solutions	2017	$454,167	$0	$1,998,2314	$480,0174	$244,569	$0	$1,324,758	$4,501,7424
	2016	$453,125	$0	$1,600,1764	$04	$557,756	$0	$200,243	$2,811,3004
NOTES:
1
Mr. Hess’ salary amount includes $14,333 in cash retainer received as a board member prior to his appointment as Interim CEO on April 13, 2017. His stock award comprises $19,076 in RSUs received as a board member as part of his retainer and a $3,000,164 RSU grant awarded on October 23, 2017, for continued employment through the effective date of the new permanent CEO.

2018 Proxy Statement
Executive Compensation (continued)

2
Mr. Kleinfeld’s salary amount reflects the time he served as Chairman and Chief Executive Officer of the Company until his separation from the Company on May 15, 2017. As Mr. Kleinfeld was not retirement-eligible at the time of separation, any unvested equity stock awards and stock options were forfeited and canceled, including his 2017 stock and option awards in their entirety. The following table sets forth the grant-date value of the equity awards forfeited:

Name	Year	Total Compensation (from column j above)	Forfeited Equity Awards	% of Total Equity (columns e & f above) Forfeited	Total Compensation Less Forfeited Equity Awards
Klaus Kleinfeld Former Chairman and Chief Executive Officer	2017	$16,590,491	$9,293,093	100%	$7,297,398
	2016	$16,805,788	$9,230,889	93%	$7,574,899
	2015	$17,486,229	$9,317,069	87%	$8,169,160
Total Forfeited Equity Awards			$27,841,051
3
Mr. Kollatz’s salary amount reflects the time he served as Executive Vice President, Corporate Development, Strategy and New Ventures until his termination of employment from the Company. As Mr. Kollatz was not retirement-eligible at the time of termination, any unvested equity stock awards and stock options were forfeited and canceled, including his 2016 and 2017 stock and option awards in their entirety.

4
Mr. Tragl’s salary amount reflects the time he served as Executive Vice President and Group President, Engineered Products and Solutions until his termination of employment from the Company. As Mr. Tragl was not retirement-eligible at the time of termination, any unvested equity stock awards and stock options were forfeited and canceled, including his 2016 and 2017 stock and option awards in their entirety. In addition to the amounts disclosed under the “All Other Compensation” section below, Mr. Tragl also received a $150,000 cash sign-on bonus payment stipulated in his offer letter agreement in 2016, of which half was paid upon commencement of his employment in February 2016 and the remaining half upon his first anniversary of employment in February 2017.

Column (i) – All Other Compensation.
Company Contributions to Savings Plans.
Name	Company Matching Contribution		3% Retirement Contribution		Total Company Contribution
	Savings Plan	Def. Comp. Plan	Savings Plan	Def. Comp. Plan
David P. Hess	$0	$0	$8,100	$15,550	$23,650
Kenneth J. Giacobbe	$15,567	$0	$0	$0	$15,567
Timothy D. Myers	$16,200	$3,133	$0	$0	$19,333
Katherine H. Ramundo	$16,200	$16,800	$8,100	$13,398	$54,498
Eric V. Roegner	$16,200	$12,509	$8,100	$18,432	$55,241
Klaus Kleinfeld	$16,200	$15,730	$8,100	$0	$40,030
Christoph Kollatz	$16,200	$7,898	$8,100	$20,505	$52,703
Karl Tragl	$0	$0	$8,100	$22,258	$30,358
Company Aircraft, Car Service and Security. In 2017, the incremental costs for personal use of Company aircraft by Messrs. Kleinfeld and Hess were valued at $5,206 and $37,737, respectively. In addition, personal use of a Company car and driver was valued at $25,488 for Mr. Kleinfeld and $2,475 for Mr. Hess. The Company also covered maintenance of security features of Mr. Kleinfeld’s personal residence at a cost of  $13,112 while he was Chairman and CEO of the Company.
Relocation and Other Expenses. In 2017, Arconic provided relocation benefits totaling $306,116 and tax services of  $2,888 to Mr. Giacobbe related to his move to New York, NY pursuant to his appointment as Executive Vice President and Chief Financial Officer of the Company. Mr. Hess was provided with benefits (related to his temporary housing arrangement as Interim CEO in New York, NY where the Company is headquartered, from his permanent residence in Connecticut) valued at $64,931, tax gross-ups of  $36,815, tax services of  $4,906 and spousal travel of  $250. Messrs. Kollatz and Tragl were provided with tax and legal assistance services of  $24,892 and $22,988, respectively.

2018 Proxy Statement
Executive Compensation (continued)

Severance Payments.
As previously disclosed on the Company’s Form 10-Q for the quarter ended June 30, 2017, Mr. Kleinfeld was paid the following in accordance with the terms of his separation agreement dated July 31, 2017:
•
Lump sum severance of  $5,000,000.

•
A prorated bonus for 2017 of  $1,000,000 (representing the greater of  (i) 37% of the annual bonus to which Mr. Kleinfeld would have been entitled had he remained employed through the end of 2017 and (ii) $1,000,000, as stipulated in his separation agreement).

•
Continuation of health care benefits for two years (with an estimated value of  $30,948).

Pursuant to the Company’s Executive Severance Plan, Mr. Kollatz will be paid the following on March 31, 2018, in accordance with the terms of his separation agreement dated September 30, 2017:
•
Lump sum severance of  $937,125, which is equivalent to annual salary and annual target incentive compensation.

•
Lump sum payment of  $56,228, which is equivalent to two years of annual 3% Company ERIC contribution.

•
Continuation of health care benefits for one year (with an estimated value of  $15,521).

Pursuant to the Company’s Executive Severance Plan, Mr. Tragl will be paid the following on May 1, 2018, in accordance with the terms of his separation agreement dated October 31, 2017:
•
Lump sum severance of  $1,100,000, which is equivalent to annual salary and annual target incentive compensation.

•
Lump sum payment of  $66,000, which is equivalent to two years of annual 3% Company ERIC contribution.

•
Continuation of health care benefits for two years (with an estimated value of  $30,412).

2018 Proxy Statement
Executive Compensation (continued)

2017 Grants of Plan-Based Awards
Name	Grant Dates	Estimated Future Payouts Under Non-Equity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			All Other Stock Awards: Number of Shares of Stock or Units3 (#)	All Other Option Awards: Number of Securities Underlying Options 4 (#)	Exercise or Base Price of Option Awards ($/sh)	2017 Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum5 ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
David P. Hess	3/10/2017							711			$19,076
	10/23/2017							123,210			$3,000,164
Kenneth J. Giacobbe		$246,667	$493,333	$1,479,999
	1/13/2017				0	61,340	122,680		51,760	$21.13	$1,672,884
Katherine H. Ramundo		$275,000	$550,000	$1,650,000
	1/13/2017				0	45,440	90,880		38,340	$21.13	$1,239,234
Timothy D. Myers		$176,272	$352,543	$1,057,629
	1/13/2017				0	43,170	86,340		36,430	$21.13	$1,177,360
Eric V. Roegner		$213,197	$426,394	$1,279,182
	1/13/2017				0	16,920	33,840	16,920			$729,590
Klaus Kleinfeld	1/13/2017				0	340,750	681,500		287,540	$21.13	$9,293,093
Christoph Kollatz		$150,610	$301,219	$903,657
	1/13/2017				0	98,920	197,840		83,470	$21.13	$2,697,773
Karl Tragl		$227,084	$454,167	$1,362,501
	1/13/2017				0	90,870	181,740		76,680	$21.13	$2,478,248
1
2017 annual cash incentive compensation awards made under the Incentive Compensation Plan, see “Compensation Discussion and Analysis.”

2
Performance-based restricted share units, granted under the 2013 Arconic Stock Incentive Plan, as amended and restated, which vest on the third anniversary of grant, subject to achievement of performance conditions and generally subject to continued employment. See “Compensation Discussion and Analysis.”

3
Time-vested restricted share unit awards granted under the 2013 Arconic Stock Incentive Plan, as amended and restated. Mr. Hess’s 711 restricted share units were earned for Board service and vested on the date of the 2017 Annual Meeting of Shareholders, with settlement deferred pursuant to the Amended and Restated Deferred Fee Plan for Directors. His 123,210 restricted share units reflect his October 2017 award grant for service as Interim CEO, which vested on January 15, 2018, and will be settled in three equal installments on each of the first three anniversaries of the vesting date. Mr. Roegner’s restricted share units will vest 3 years after the grant date.

4
Time-vested stock options granted under the 2013 Arconic Stock Incentive Plan, as amended and restated, which vest ratably over a three-year period, generally subject to continue employment and have a maximum term of ten years.

2018 Proxy Statement
Executive Compensation (continued)

2017 Outstanding Equity Awards at Fiscal Year-End
Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David P. Hess
Stock Awards1	—	—	—	—	—	123,210	$3,357,473	—	—
Kenneth J. Giacobbe
Stock Awards2						25,091	$683,730	71,765	$1,955,596
Time-Vested Options4	5.040	—	—	$22.92	1/20/2022
		51,760		$21.13	1/13/2027
Katherine H. Ramundo
Stock Awards2						18,747	$510,856	45,440	$1,238,240
Time-Vested Options4	—	38,340	—	$21.13	1/13/2027
Timothy D. Myers
Stock Awards2						21,351	$581,815	51,879	$1,413,703
Time-Vested Option4	10,332	—	—	$30.51	1/26/2020
	9,027	—	—	$22.92	1/20/2022
	—	36,430	—	$21.13	1/13/2027
Eric V. Roegner
Stock Awards2						55,295	$1,506,789	34,690	$945,303
Time-Vested Options4	6,790	—	—	$36.60	1/25/2021
	11,317	—	—	$22.92	1/20/2022
	10,012	—	—	$20.01	1/16/2023
	10,874	21,747	—	$15.19	1/19/2026
Klaus Kleinfeld3
Stock Awards
Time-Vested Options	—	—	—	—	—	—	—	—	—
Christoph Kollatz3
Stock Awards	—	—	—	—	—	—	—	—	—
Time-Vested Options
Karl Tragl3
Stock Awards	—	—	—	—	—	—	—	—	—
Time-Vested Options
*
Calculated using the closing price of Arconic’s common stock on December 29, 2017, which was $27.25 per share.

1
For Mr. Hess, 711 vested deferred restricted share units earned for Board service are not included in this table. The amount in the table reflects his October 2017 award grant, which vested on January 15, 2018, and will be settled in three equal installments on each of the first three anniversaries of the vesting date.

2018 Proxy Statement
Executive Compensation (continued)

2
Stock awards in column (g) include earned performance-based restricted share unit awards and time-vested restricted share unit awards. Stock awards in column (i) include unearned performance-based restricted share unit awards at the target level. All stock awards are in the form of restricted share units that vest three years from the date of grant, generally subject to continued employment and are paid in common stock when they vest.

3
As Messrs. Kleinfeld, Kollatz and Tragl were not retirement-eligible at the time of separation and termination of employment, any unvested equity awards were forfeited and canceled.

4
Time-vested options include stock options granted on the regular annual grant date when the Compensation Committee meets in January. Options granted since 2009 have a term of ten years and vest over three years (1/3 each year), generally subject to continued employment.

2017 Option Exercises and Stock Vested
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
David P. Hess	—	—	—	—
Kenneth J. Giacobbe	—	—	13,983	$290,007
Katherine H. Ramundo	—	—	—	—
Timothy D. Myers	—	—	13,358	$277,045
Eric V. Roegner	—	—	22,795	$472,768
Klaus Kleinfeld	753,485	$2,989,195	274,023	$5,683,237
Christoph Kollatz	—	—	—	—
Karl Tragl		—	—	—
2017 CEO Pay Ratio
Background
In August 2015, the Securities and Exchange Commission (SEC) adopted rules implementing Section 953(b) of the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act. The provision requires a public company to disclose the median annual total compensation among all employees (excluding the principal executive officer (PEO), which in the case of the Company would be the CEO), the annual total compensation of the CEO, and the ratio of the annual total compensation of the CEO to that of the median annual total compensation among all other employees. The effective date of the final rule was the first fiscal year beginning on or after January 1, 2017.
The pay ratio disclosure rule permits companies to identify the median employee only once every three years, provided that there has not been a change in employee population or employee compensation arrangements that would significantly change the pay ratio disclosure. However, the total compensation amounts for both the median employee and the CEO to calculate the CEO pay ratio are required to be updated and disclosed on an annual basis.
Methodology and Determined Ratio
This information is provided for compliance purposes only and is a reasonable estimate calculated in a manner consistent with SEC rules governing such disclosure. The Company does not believe that the ratio fully gauges the Company’s compensation philosophy, overall policy and practices and may not necessarily take into consideration the wide array of countries where the Company operates and employees are based, local pay practices, variance in the cost of living and benefits from country to country or region to region, relative CEO pay alignment to peer companies and a myriad of other factors that influence individual pay decisions.

2018 Proxy Statement
Executive Compensation (continued)

The Company’s CEO pay ratio is calculated in accordance with SEC guidelines pursuant to Item 402(u) of Regulation S-K. We determined the median annual total compensation by analyzing base salary and wages (including overtime, shift premium, etc.) for all active employees (annualized based on full-time or part-time hourly or salaried status for 2017 if employed for less than the full year) in and outside the United States as of December 31, 2017, which is within the last three months of the Company’s fiscal year, the period allowed to identify a company’s median employee. Once the median employee was identified using this consistently-applied compensation metric (CACM), we calculated the median employee’s total compensation on the basis of the proxy statement summary compensation table rules. The estimated total compensation of the median employee based on this methodology and criteria for 2017 is $52,243.
In cases where there has been more than one CEO during the year, which has been the case for Arconic in 2017 for which the pay ratio initially applies, a company is allowed a choice between two options in calculating the annual total compensation for its CEO: (1) The total compensation may be the sum as reflected in the Summary Compensation Table of the total compensation for each person who served as CEO during the year; or (2) A company may annualize the total compensation for a CEO who served on the date the Company selects as the date to determine its median employee. For purposes of calculating the Company’s CEO pay ratio, the Company has applied the second option of annualizing total CEO compensation paid to David Hess as Interim CEO on the date the median employee was determined. As a result, the total annualized compensation for Mr. Hess was $5,015,032 based on annualized base salary amount of  $1,100,004, actual annual bonus of $744,100, a stock award grant of  $3,000,164 and all other compensation of  $170,764. The total annual compensation amount does not include the prorated $14,333 cash retainer and $19,076 in RSUs he received as a board member prior to his appointment as Interim CEO, as he would not have been entitled to such amounts as an employee of the Company.
Consequently, the annual CEO total compensation is 96 times that of the median annual total compensation of all other employees in 2017.
Additional Information
As mentioned above, different considerations underlay the determinations made in connection with Mr. Hess’s compensation than would apply to the determination of a compensation package for a long-term chief executive officer. Therefore, we do not expect the CEO pay ratio based on Mr. Hess’s total annualized compensation to be representative for the Company in future periods with a permanent CEO. Consequently, although we are not required to disclose additional information for subsequent reporting periods, the Company is providing additional information with regard to the calculation of the CEO pay ratio applying the total compensation for our current CEO, Mr. Blankenship. Under the terms of his letter agreement dated October 19, 2017, Mr. Blankenship’s target total direct compensation (excluding sign-on cash bonus and equity awards) will be $11,625,000 comprising (1) base salary of  $1,250,000, (2) an annual incentive compensation target of 150% of base salary, or $1,875,000, and (3) annual equity with a grant date fair value of  $8,500,000. Based on this amount, the CEO pay ratio using the 2017 median-paid employee compensation amount of  $52,243 would be 223. Including his one-time sign-on award total of $7,650,000, comprising stock options and RSUs with respective grant date fair values of  $4,000,000 and $3,000,000 and a cash payment of  $650,000, and estimated all other compensation of  $300,000, the CEO pay ratio would be 375.

2018 Proxy Statement
Executive Compensation (continued)

2017 Pension Benefits
Name1	Plan Name(s)	Years of Credited Service	Present Value of Accumulated Benefits	Payments During Last Fiscal Year
Kenneth J. Giacobbe	Arconic Retirement Plan	13.53	$399,595
	Excess Benefits Plan C		$553,118
	Total		$952,713	N/A
Timothy D. Myers	Arconic Retirement Plan	26.27	$1,000,667
	Excess Benefits Plan C		$1,390,275
	Total		$2,390,942	N/A
Klaus Kleinfeld	Individual Agreement	9.63	$19,698,419	$175,062
1
Ms. Ramundo and Messrs. Hess, Roegner, Kollatz, and Tragl do not appear in the table as they are not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006.

Valuation and Assumptions: For a discussion of the valuation method and assumptions applied in quantifying the present value of the accumulated benefit, please refer to the following sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017: “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Pension and Other Postretirement Benefits” and Note T to the Consolidated Financial Statements.
Qualified Defined Benefit Plan. In 2017, Messrs. Giacobbe and Myers participated in the Arconic Retirement Plan. The Arconic Retirement Plan is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees. Benefits under the plan are based upon years of service and final average earnings. Final average earnings include salary plus 100% of annual cash incentive compensation, and are calculated using the average of the highest five of the last ten years of earnings (high consecutive five for Mr. Giacobbe). The amount of annual compensation that may be taken into account under the Arconic Retirement Plan is subject to a limit imposed by the U.S. tax code, which was $270,000 for 2017. The base benefit payable at age 65 is 1.1% of final average earnings up to the Social Security covered compensation limit plus 1.475% of final average earnings above the Social Security covered compensation limit, times years of service. Benefits are payable as a single life annuity, a reduced 50% joint and survivor annuity, or a reduced 75% joint and survivor annuity upon retirement.
Nonqualified Defined Benefit Plans. Messrs. Giacobbe and Myers participate in the Excess Benefits Plan C. This plan is a nonqualified plan which provides for benefits taking into account compensation that exceeds the limits on compensation imposed by the U.S. tax code. The benefit formula is identical to the Arconic Retirement Plan formula. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.
Individual Agreements. Mr. Kleinfeld is entitled to a supplemental retirement benefit payable annually after retirement equal to the excess of the product of 4.35% multiplied by years of service multiplied by average final compensation, over a retirement pension payable by Siemens AG (Mr. Kleinfeld’s previous employer).
Arconic Retirement Savings Plan. For U.S. salaried employees hired on or after March 1, 2006, including Messrs. Hess, Roegner, Kleinfeld, Kollatz, and Tragl and Ms. Ramundo, the Company makes an Employer Retirement Income Contribution (ERIC) in an amount equal to 3% of salary and annual incentive eligible for contribution to the Arconic Retirement Savings Plan as a pension contribution in lieu of a defined benefit pension plan, which was available to employees hired before March 1, 2006. The Company contributed $8,100 to each of these individuals’ accounts in 2017. In addition, all U.S. salaried employees, including the named executive officers, are eligible to receive a Company matching contribution of 100% up to the first 6% of deferred salary. In 2017, the Company matching contribution amount was $16,200 each for Messrs. Myers, Roegner, Kleinfeld, Kollatz, and Ms. Ramundo and $15,567 for Mr. Giacobbe. These amounts are included in the column “All Other Compensation” in the “2017 Summary Compensation Table” on page 56.

2018 Proxy Statement
Executive Compensation (continued)

2017 Nonqualified Deferred Compensation
Name	Executive Contributions in 2017 ($)	Registrant Contributions in 2017 ($)	Aggregate Earnings in 2017 ($)	Aggregate Withdrawals Distributions ($)	Aggregate Balance at 12/31/2017 FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
David P. Hess	$0	$15,550	$343 E	—	$15,893
			$0 D
Kenneth J. Giacobbe	$0	$0	$451 E	—	$24,451
			$0 D
Timothy D. Myers	$8,667	$3,133	$125,879 E	—	$480,313
			$3,631 D
Katherine H. Ramundo	$16,800	$30,198	$1,844 E	—	$48,842
			$0 D
Eric V. Roegner	$79,497	$30,941	$402,211 E	—	$2,055,646
			$334 D
Klaus Kleinfeld	$15,730	$15,730	$325,697 E	$1,803,624	$0
			$2,766 D
Christoph Kollatz	$7,898	$28,403	$14,321 E	—	$106,452
Karl Tragl	$0	$22,258	$3,068 E	—	$30,365
E—Earnings
D—Dividends on Arconic common stock or share equivalents
The investment options under the nonqualified Deferred Compensation Plan are the same choices available to all salaried employees under the Arconic Retirement Savings Plan and the named executive officers do not receive preferential earnings on their investments. The named executive officers may defer up to 25% of their salaries in total to the Arconic Retirement Savings Plan and Deferred Compensation Plan and up to 100% of their annual cash incentive compensation to the Deferred Compensation Plan.
The Company contributes matching contributions on employee base salary deferrals that exceed the limits on compensation imposed by the U.S. tax code. In 2017, the Company matching contribution amount was $15,730 for Mr. Kleinfeld, $3,133 for Mr. Myers, $12,509 for Mr. Roegner, $16,800 for Ms. Ramundo, and $7,898 for Mr. Kollatz. No matching contributions were made for Messrs. Hess, Giacobbe or Tragl, as they did not make any deferred elections under the plan.
In addition, when the U.S. tax code limits on Employer Retirement Income Contributions (ERIC) to the Arconic Retirement Savings Plan are reached, the ERIC contributions are made into the Deferred Compensation Plan. In 2017, the Company contributed $18,432 for Mr. Roegner, $15,550 for Mr. Hess, $20,505 for Mr. Kollatz, $22,258 for Mr. Tragl, and $13,398 for Ms. Ramundo. Mr. Kleinfeld did not receive these deferred compensation contributions due to his individual pension agreement. Messrs. Giacobbe and Myers do not receive these deferred compensation contributions because they participate in the Company’s defined benefit pension plan.
These amounts are included in the column “All Other Compensation” in the “2017 Summary Compensation Table” on page 57.
All nonqualified pension and deferred compensation obligations are general unsecured liabilities of the Company until paid. Upon termination of employment, deferred compensation will be paid in cash as a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.

2018 Proxy Statement
Executive Compensation (continued)

Potential Payments upon Termination or Change in Control
Executive Severance Agreements. The Company adopted a new Executive Severance Plan effective as of February 27, 2017. All of the continuing NEOs, as well as Mr. Blankenship, participate in the plan. The plan provides that, upon a termination of employment without cause and subject to execution and non-revocation of a general release of legal claims against the Company, the applicable NEO will receive a cash severance payment equal to one year of base salary and one year of target annual cash incentive (two years for the Chief Executive Officer), continued health care benefits for a two-year period, and two additional years of retirement accrual calculated as described in the plan.
As shown in the Summary Compensation Table above and described in the accompanying footnotes, during 2017, Messrs. Tragl and Kollatz received severance payments and benefits under the plan. Mr. Kleinfeld did not receive severance in accordance to the terms of the plan upon his separation from the Company in May 2017 but received severance payments pursuant to his separation agreement dated July 31, 2017.
The following table shows the severance payments and benefits that would have been payable to Messrs. Giacobbe, Myers and Roegner and Ms. Ramundo under the Executive Severance Plan upon a termination without cause on December 31, 2017. Mr. Hess was not eligible for the Executive Severance Plan.
Name	Estimated Net Present Value of Cash Severance Payments	Estimated Net Present Value of Two Years Additional Retirement Accrual	Estimated net present value of continued active health care benefits	Total
Kenneth J. Giacobbe	$979,029	$96,997	$39,906	$1,115,933
Timothy D. Myers	$1,027,981	$149,174	$40,579	$1,217,734
Katherine H. Ramundo	$1,076,932	$64,616	$595	$1,142,143
Eric V. Roegner	$1,037,771	$62,266	$595	$1,100,632
Potential Payments upon a Change in Control.The Company maintains a Change in Control Severance Plan for certain key executives, including the continuing NEOs and Mr. Blankenship. The plan is designed to serve shareholders by assuring that the Company will have the continued dedication of the covered executives, notwithstanding the possibility, threat or occurrence of a change in control. These protections are intended to encourage the executives’ full attention and dedication to the Company in the event of any threatened or pending change in control, which can result in significant distraction by virtue of the personal uncertainties and risks that executives frequently face under such circumstances. Severance benefits under the Change in Control Severance Plan are provided upon a termination of employment without cause or resignation by the executive for good reason, in either case within two years after a change in control of the Company.
Effective February 27, 2017, the Compensation Committee reduced the severance benefits under the Change in Control Severance Plan for participants other than the Chief Executive Officer, bringing them in line with current market practices in the Company’s peer group. Consequently, the current benefit for continuing NEOs who experience a qualifying termination is (i) a cash payment equal to two times annual salary plus target annual cash incentive compensation, (ii) continuation of health care benefits for two years, (iii) two additional years of applicable pension credit and company savings plan contributions, and (iv) six months of outplacement benefits. The multiple on these benefits (i-iii) for the Chief Executive Officer is three. There is no excise tax gross-up provision under the Plan.
The terms of the 2013 Arconic Stock Incentive Plan, as amended and restated, provide that unvested equity awards, including awards held by the continuing NEOs, do not immediately vest upon a change in control if a replacement award is provided. However, the replacement award will vest immediately if, within a two-year period following a change in control, a plan participant is terminated without cause or leaves for good reason. Performance-based stock awards will be converted to time-vested stock awards upon a change in control under the following terms: (i) if 50% or more of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on actual performance completed as of the date of the change in control; or (ii) if less than 50% of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on the target number or value.

2018 Proxy Statement
Executive Compensation (continued)

The following table shows the severance payments and benefits that would have been payable to the continuing NEOs under the Change in Control Severance Plan if both a change in control and a termination without cause or resignation for good reason occurred on December 31, 2017, under the terms of the plan as in effect on such date, as well as the estimated net present value of unvested equity awards that would have become vested upon such termination or resignation. Equity award values are estimated using the Company’s closing stock price on December 30, 2017, which was $27.25 per share. Mr. Hess was not eligible for the Change in Control Severance Plan.
Change in Control Severance Benefits
Name	Estimated net present value of change in control severance and benefits
Kenneth J. Giacobbe	$3,008,018
Timothy D. Myers	$4,032,065
Katherine H. Ramundo	$2,790,445
Eric V. Roegner	$2,654,182
Retirement Benefits. If Mr. Giacobbe had voluntarily terminated employment as of December 31, 2017, it is estimated that his pension would have paid an annual annuity of  $42,705 starting at age 55. If Mr. Myers had voluntarily terminated employment as of December 31, 2017, it is estimated that his pension would have paid an annual annuity of  $204,592 starting at age 62.
Mr. Roegner and Ms. Ramundo are not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006.

2018 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated
We are seeking shareholder approval of an amendment to the 2013 Arconic Stock Incentive Plan, as amended and restated (the “Plan”), for the sole purpose of replacing the Plan’s existing annual limit on equity compensation payable to a non-employee director of the Company with an overall cap on the total compensation, whether equity or cash, payable to a non-employee director for a calendar year. The amendment was approved by the Board on March 27, 2018, subject to approval by our shareholders at the 2018 Annual Meeting.
The Plan currently contains a limit of  $250,000 on the value of equity awards that may be granted to a non-employee director in a one-year period. We are proposing to replace this equity-specific limit with a new overall limit such that the aggregate value of equity awards or other awards granted under the amended Plan (the “Amended 2013 Plan”) and any other cash compensation paid to any individual non-employee director as compensation for services as a director may not exceed $750,000 for any calendar year.
The adoption of an overall compensation limit would conform with emerging corporate governance best practices and establish transparent, fixed parameters within which director compensation can be set so as to mitigate the risk of litigation challenging such compensation. The new overall limit is consistent with our director compensation policy to strike an appropriate balance between equity and cash compensation, thereby fostering alignment of director interests with those of our shareholders and enabling us to provide director compensation that is market-competitive with that provided by similarly situated companies over time. As non-employee directors may elect to receive their cash fees in the form of deferred restricted share units granted under the Amended 2013 Plan, the introduction of an overall annual compensation limit, rather than an equity-specific limit, may enable directors to increase the extent to which they can use their cash fees to increase their ownership of Arconic shares, further aligning director interests with those of shareholders.
The Board established the non-employee director total annual compensation limit after engaging independent compensation consultant, Pearl Meyer & Partners, LLC, to conduct a review of our director compensation program. In determining the limit, the Board reviewed survey data regarding director compensation provided by companies within Arconic’s CEO Peer Group (for list of peers, see the “Compensation Discussion and Analysis”), as well as within a broader group of similarly situated companies. The proposed new limit is set above current director compensation levels to allow for reasonable increases in annual compensation over time, to enable the Board to provide additional compensation to address unanticipated services required from Board members in certain circumstances, and to attract and retain outstanding director candidates who have the requisite experience and background necessary to exercise oversight of a complex global organization like Arconic. The average compensation of our non-employee directors for 2017, assuming all directors as of December 31, 2017 served in their roles for the full year, was $275,375. The new proposed overall limit is approximately 2.7 times the directors’ average 2017 compensation. We believe the limit is consistent with typical market practice and highlights the proactive and prudent nature of our compensation policies.
The amendment to the Plan does not increase the aggregate number of shares reserved for grant under the Amended 2013 Plan, increase compensation to participants or otherwise add to the Company’s costs under the Amended 2013 Plan, or extend the termination date of the Amended 2013 Plan.
For the reasons outlined above, the Board believes that it is in the best interests of the Company and our shareholders to approve the Amended 2013 Plan, in order to establish an appropriate overall limit on annual non-employee director compensation.
The Board of Directors recommends a vote “FOR” ITEM 4, the approval of the 2013 Arconic Stock Incentive Plan, as amended and restated.

2018 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated (continued)

Material Changes to the Plan

The only material change to the Plan is the introduction of an overall limit of  $750,000 on the total compensation that may be granted or paid, whether in equity or cash, to any individual non-employee director as compensation for services as a director for any calendar year. This overall total compensation limit expands and replaces the Plan’s prior limit on the equity awards that may be granted to a non-employee director in a one-year period, which was $250,000 and did not encompass a limitation on other awards or cash compensation that may be paid to a non-employee director.
Principal Features of the Amended 2013 Plan

In this section we have summarized the principal features of the Amended 2013 Plan. This summary is not a complete description of the Amended 2013 Plan and is qualified in its entirety by reference to the full text of the Amended 2013 Plan, which is attached as Attachment D.
Purpose of the Amended 2013 Plan

The purpose of the Amended 2013 Plan is to encourage participants to acquire a proprietary interest in the long-term growth and financial success of the Company and to further link the interests of such individuals to the long-term interests of shareholders.
The Amended 2013 Plan authorizes the plan administrator, which will generally be the Compensation and Benefits Committee of the Board of Directors (for purposes of this Item, the “Committee”), to make stock-based awards to employees of the Company and its subsidiaries. The Amended 2013 Plan also authorizes the Board of Directors, upon the recommendation of the Governance and Nominating Committee of the Board, to make stock-based awards to non-employee directors.
Number of Shares Reserved under the Plan

Effective as of its approval by the Company’s shareholders on May 6, 2016, up to 46,666,666 shares of the Company’s common stock may be issued under the Amended 2013 Plan, subject to adjustment as described below under “Adjustment Provision.” Such number of reserved shares reflects the reverse stock split of the Company’s common stock at a ratio of 1 for 3, effective October 5, 2016. As noted above, the amendment to the Plan does not increase the aggregate number of shares reserved for grant under the Amended 2013 Plan.
The Amended 2013 Plan has a total fungible equity pool, assigning a ratio for counting usage of shares upon issuance of stock options and stock appreciation rights of one to one so that a grant of a stock option or stock appreciation right will be counted against the share limit as one share of common stock, and assigning a ratio for counting usage of shares upon issuance of restricted shares, restricted share units or other awards (that is, full value awards) of 2.33 to one, so that any grant of a full value award will be counted against the maximum share limit as 2.33 shares of common stock.
Shares tendered in payment of the purchase price of a stock option or other award or withheld to pay taxes may not be added back to the available pool of shares authorized under the Amended 2013 Plan. With respect to awards granted under the Amended 2013 Plan and awards previously granted under prior plans that are outstanding on the date that the Amended 2013 Plan becomes effective, if any of these outstanding awards are subsequently forfeited, cancelled or expire, the shares underlying such awards (applying the share counting usage at grant) will become available for issuance under the Amended 2013 Plan.
Administration of the Amended 2013 Plan

Under the Amended 2013 Plan, the Compensation and Benefits Committee of the Board, which is composed of non-employee directors, has authority to grant awards to employees of the Company and its subsidiaries, and the full Board of Directors has authority to grant awards to non-employee directors upon the recommendation of the Governance and Nominating Committee.
The Board of Directors also may assume responsibilities otherwise assigned to the Committee. The Board may not amend the Amended 2013 Plan without shareholder approval if such approval would be required pursuant to applicable law or the requirements of the New York Stock Exchange or such other stock exchange on which the shares trade. The Board or the

2018 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated (continued)

Committee generally may not amend the Amended 2013 Plan or the terms of any award previously granted without the consent of the affected participant, if such action would impair the rights of such participant under any outstanding award. Neither the Board nor the Committee may amend the terms of any stock option or stock appreciation right to reduce its exercise price, or cancel or replace any outstanding options or stock appreciation rights in exchange for options or rights with lower exercise prices, or for other awards or cash at a time when the exercise price of such stock options or stock appreciation rights is higher than the fair market value of a share of the Company’s stock.
The Committee has the authority, subject to the terms of the Amended 2013 Plan, to select employees to whom it will grant awards, to determine the types of awards and the number of shares covered, to set the terms and conditions of the awards, to cancel or suspend awards and to modify outstanding awards. The Committee also has authority to interpret the Amended 2013 Plan, to establish, amend and rescind rules applicable to the Amended 2013 Plan or awards under the Amended 2013 Plan, to approve the terms and provisions of any agreements relating to Amended 2013 Plan awards, to determine whether any corporate transaction, such as a spin-off or joint venture, will result in a participant’s termination of service and to make all determinations relating to awards under the Amended 2013 Plan. The Board of Directors has similar authority with respect to awards to non-employee directors. The Amended 2013 Plan permits delegation of certain authority to executive officers in limited instances to make, cancel or suspend awards to employees who are not Arconic directors or executive officers.
Eligibility

All employees of Arconic and its subsidiaries and all non-employee directors of Arconic are eligible to be selected as participants. As December 31, 2017, approximately 41,500 employees, including eight executive officers, and 12 non-employee directors were eligible to receive awards under the Amended 2013 Plan. As of March 15, 2018, approximately 1,750 employees, including seven executive officers, and 12 non-employee directors hold awards under the Amended 2013 Plan.
Term

No award may be granted under the Amended 2013 Plan after May 2, 2023.
Shares Issuable for Awards

Shares of Arconic common stock issuable under the Amended 2013 Plan may come from authorized but unissued shares, treasury shares, shares purchased on the open market or any combination of the foregoing.
Types of Awards

The following types of awards may be granted under the Amended 2013 Plan:
•
Nonqualified stock options (without reload features);

•
Stock appreciation rights;

•
Restricted shares;

•
Restricted share units; and

•
Other forms of awards authorized by the Amended 2013 Plan.

These forms of awards may have a performance feature under which the award is not earned unless performance goals are achieved.
Stock Option Awards

Under the Amended 2013 Plan, stock option awards entitle a participant to purchase shares of Arconic common stock during the option term at a fixed price that may not be less than the fair market value of the Company’s common stock on the date of grant, except in connection with an adjustment for a change in corporate structure or as provided for substitute awards (see “Adjustment Provision” and “Substitute Awards” below). The minimum vesting period for stock options is one year. The maximum term of stock options granted is ten years. The Committee has discretion to cap the amount of gain that may be

2018 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated (continued)

obtained in the exercise of the stock option. Stock options with a reload feature will not be granted under the Amended 2013 Plan. The option price must be paid in full by the participant upon exercise of the option, in cash, shares or other consideration having a fair market value equal to the option price or by a combination of cash, shares or other consideration specified by the Committee.
Stock Appreciation Rights

A stock appreciation right (SAR) entitles the holder to receive, on exercise, the excess of the fair market value of the shares on the exercise date (or, if the Committee so determines, as of any time during a specified period before the exercise date) over the SAR grant price. The SAR grant price is set by the Committee and may not be less than the fair market value of the Company’s common stock on the date of grant, except in connection with an adjustment for a change in corporate structure or as provided for substitute awards. The Committee may grant SAR awards as stand-alone awards or in combination with a related stock option award under the Amended 2013 Plan. Payment by the Company upon exercise will be in cash, stock or other property or any combination of cash, stock or other property as the Committee may determine. Unless otherwise determined by the Committee, any related stock option will no longer be exercisable to the extent the SAR has been exercised, and the exercise of an option will cancel the related SAR. The Committee has discretion to cap the amount of gain that may be obtained in the exercise of a stock appreciation right. The maximum term of stock appreciation rights is ten years, or if granted in tandem with an option, the expiration date of the option. The minimum vesting period of a stock appreciation right is one year.
Restricted Shares

A restricted share is a share issued with such contingencies or restrictions as the Committee may impose. Until the conditions or contingencies are satisfied or lapse, the stock is subject to forfeiture. Restricted share awards that are restricted only on the passage of time will have a minimum three-year pro-rata restriction period (the restrictions lapse each year as to 1/3 of the restricted share awards); provided, however, that a restriction period of less than this period may be approved for awards with respect to up to 5% of the shares authorized under the Amended 2013 Plan. A recipient of a restricted share award has the right to vote the shares and receive dividends on them unless the Committee determines otherwise. If the participant ceases to be an employee before the end of the contingency period, the award is forfeited, subject to such exceptions as authorized by the Committee.
Restricted Share Units

A restricted share unit is an award of a right to receive, in cash or shares, as the Committee may determine, the fair market value of one share of Company common stock, on such terms and conditions as the Committee may determine. Restricted share units that are vested only on the passage of time have a minimum three-year pro-rata vesting period (1/3 vests each year), provided, however, that a vesting period of less than three years may be approved for restricted share units with respect to up to 5% of the shares authorized under the Amended 2013 Plan.
Performance Awards

A performance award may be in any form of award permitted under the Amended 2013 Plan. We have in the past granted performance awards in the form of restricted share units. The Committee may select periods of at least one year during which performance criteria chosen by the Committee are measured for the purpose of determining the extent to which a performance award has been earned. The Committee decides whether the performance levels have been achieved, what amount of the award will be paid and the form of payment, which may be cash, stock or other property or any combination thereof.
Dividends

No dividends may be paid on stock options or SARs. Dividend equivalents may not be paid on any unvested restricted share units but will be accrued and paid only if and when the restricted share units vest, unless the Committee determines otherwise. No dividends or dividend equivalents may be paid on unearned performance-based restricted share units. A recipient of restricted shares will receive dividends on the restricted shares unless the Committee determines otherwise.

2018 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated (continued)

Substitute Awards

The Committee may grant awards to employees of companies acquired by Arconic or a subsidiary in exchange for, or upon assumption of, outstanding stock-based awards issued by the acquired company. Shares covered by substitute awards will not reduce the number of shares otherwise available for award under the Amended 2013 Plan.
Stock Option and SAR Repricing Prohibited

The Amended 2013 Plan prohibits repricing of stock options or SARs without shareholder approval. Repricing means the cancellation of an option or SAR in exchange for cash or other awards at a time when the exercise price of such option or SAR is higher than the fair market value of a share of the Company’s stock, the grant of a new stock option or SAR with a lower exercise price than the original option or SAR, or the amendment of an outstanding award to reduce the exercise price. The grant of a substitute award (as described above) is not a repricing.
Non-Employee Director Compensation Limit

Notwithstanding any other provision in the Amended 2013 Plan or in any Company policy regarding non-employee director compensation, the maximum amount of total compensation payable to a non-employee director for services in a calendar year may not exceed $750,000, calculated as the sum of  (i) the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718) of all awards payable in shares and the maximum cash value of any other award granted under the Amended 2013 Plan, plus (ii) cash compensation in the form of Board and committee retainers and meeting or similar fees. Compensation counts towards this limit for the calendar year in which it is granted or earned by a non-employee director, and not later when distributed, in the event it is deferred.
Adjustment Provision

The Amended 2013 Plan defines certain transactions with our shareholders, not involving our receipt of consideration, that affect the shares or the share price of the Company’s common stock as “equity restructurings” (e.g., a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend). In the event that an equity restructuring occurs, the Committee will adjust the terms of the Amended 2013 Plan and each outstanding award as it deems equitable to reflect the equity restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding award and/or adjusting the number of shares available under the Amended 2013 Plan or the Section 162(m) award limitations, (ii) adjusting the terms and conditions of  (including the grant or exercise price), and the performance targets or other criteria included in, outstanding awards; and (iii) granting new awards or making cash payments to participants. Such adjustments will be nondiscretionary, although the Committee will determine whether an adjustment is equitable.
Other types of transactions may also affect the Company’s common stock, such as a dividend or other distribution, reorganization, merger or other changes in corporate structure. In the event that there is such a transaction, which is not an equity restructuring, or in the case of other unusual or nonrecurring transactions or events or changes in applicable laws, regulations or accounting principles, the Committee will determine, in its discretion, whether any adjustment to the Amended 2013 Plan and/or to any outstanding awards is appropriate to prevent any dilution or enlargement of benefits under the Amended 2013 Plan or to facilitate such transactions or events or give effect to such changes in laws, regulations or principles.
Consideration for Awards

Unless otherwise determined by the Committee, and except as required to pay the purchase price of stock options, recipients of awards are not required to make any payment or provide consideration other than rendering of services.
Transferability of Awards

Awards may be transferred by laws of descent and distribution or to a guardian or legal representative or, unless otherwise provided by the Committee or limited by applicable laws, to family members or a trust for family members; provided however, that awards may not be transferred to a third party for value or consideration.

2018 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated (continued)

Change in Control Provisions

The definition of change in control generally provides that if one of the following events has occurred, a change in control of Arconic will have happened: (i) the acquisition by an individual, entity or group of 30% or more of the common shares of the Company or the combined voting power of all voting securities of the Company, subject to certain exceptions, (ii) individuals who, as of May 24, 2017, constituted the Board (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board, subject to certain exceptions providing, in general, that directors joining the Board after May 24, 2017 whose election or nomination is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board will be considered members of the Incumbent Board, (iii) the consummation of certain corporate transactions involving the Company, and (iv) approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company. This definition reflects the amendment adopted by the Board of Directors on February 1, 2018 (as reported on a Form 8-K filed with the SEC on February 6, 2018 and now incorporated in the text of the Amended 2013 Plan in Attachment D).
The Amended 2013 Plan provides for double-trigger equity vesting in the event of a change in control. If outstanding awards under the Amended 2013 Plan are replaced by the acquirer or related entity in a change in control of the Company, those replacement awards will not immediately vest on a “single trigger” basis, but would accelerate only if the participant is terminated without cause or quits for good reason (as those terms are defined in the Arconic Inc. Change in Control Severance Plan) within 24 months following the change in control. If outstanding awards under the Amended 2013 Plan are not exchanged for replacement awards in the event of a change in control, unless the Committee determines otherwise at the time of grant of a particular award:
•
all outstanding stock option and SAR awards vest and are immediately exercisable; and

•
any restrictions, conditions or limitations on restricted share awards, restricted share units or other stock unit awards lapse.

In the event of a change in control of the Company, all performance awards will be earned at the target amount of shares covered by the award if the change in control event occurs when less than 50% of the performance period has been completed, or at the actual amount of the award if the change in control event occurs when 50% or more of the performance period has been completed. Such earned performance awards then continue to vest in accordance with their original schedule unless they are not exchanged for replacement awards, in which case the treatment described above for time-based awards will apply.
Clawback

The Amended 2013 Plan contains a clawback feature reflecting the policy previously adopted by the Company and further authorizes the Company to recover from participants awards or payments as may be required under any Company recoupment policy then in effect or any recoupment requirement imposed by applicable laws, including pursuant to the Dodd-Frank Act. See “Corporate Governance — Recovery of Incentive Compensation” on page 32. In addition, the Amended 2013 Plan authorizes cancellation of awards if a participant engages in certain specified conduct that is injurious to the Company or any subsidiary or if cancellation is necessary to comply with applicable laws or due to the inability or impracticability of the Company to obtain or maintain approval from any regulatory body whose approval is necessary to lawfully grant awards or issue or sell shares under the plan.
Performance-Based Compensation—Section 162(m)

The Amended 2013 Plan has been designed to permit the grant of awards intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97 (“Section 162(m)”). Section 162(m) of the Code denies a corporate tax deduction for annual compensation exceeding $1 million paid to the Chief Executive Officer and certain other covered executive officers. However, under Section 162(m), “qualified performance-based” compensation, has been generally excluded from this limit, if certain requirements are met. The annual limits on performance-based compensation per participant in the Amended 2013 Plan for awards intended to comply with Section 162(m) are: 1,333,333 shares if the award is in the form of restricted shares or restricted share units; 3,333,333 shares if the award is in the form of stock options or stock appreciation rights; and $15 million in value if the award is paid in property other than shares. Such share-based award limits reflect the reverse stock split of the Company’s common stock at a ratio of 1 for 3, effective October 5, 2016.

2018 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated (continued)

The exception from Section 162(m)’s deduction limit for qualified performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017. Therefore, as from such effective time, the participant award limits described above and other terms of the Amended 2013 Plan relating solely to awards intended to qualify as performance-based compensation for Section 162(m) purposes are relevant only with respect to outstanding awards and/or to the extent that transition relief may apply. Further, as from such effective time of the changes to Section 162(m), we are no longer able to grant qualified performance-based compensation under the Amended 2013 Plan, other than where transition relief may apply.
While the Amended 2013 Plan has been designed to allow the Company to grant awards intended to comply with the performance-based exception to Section 162(m), it has also provided the Company with flexibility to provide non-deductible compensation under the Amended 2013 Plan. Additionally, there can be no guarantee that awards granted under the Amended 2013 Plan eligible or intended for treatment as qualified performance-based compensation under Section 162(m) will receive such treatment.
Tax Aspects of the Amended 2013 Plan

The following is a summary of the U.S. federal income tax consequences applicable to equity awards under the Amended 2013 Plan based on current U.S. federal income tax laws. The Amended 2013 Plan is not qualified under Section 401(a) of the Code. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee, director or to our company. The provisions of the Code and regulations thereunder relating to these matters are complicated, may change and their impact in any one case may depend upon the particular circumstances. Further, this summary does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.
The grant of a nonqualified stock option or SAR under the Amended 2013 Plan has no U.S. federal income tax consequences for a U.S. citizen or resident or the Company. Upon exercise of a stock option or SAR, Arconic may take a tax deduction and the participant realizes ordinary income, subject to the limits of Section 162(m) of the Code. The amount of this deduction (subject to Section 162(m) of the Code) and income is equal to the difference between the fair market value of the shares on the date of exercise and the fair market value of the shares on the grant date. The Committee may permit or require participants to surrender Arconic shares in order to satisfy the required withholding tax obligation.
Regarding Amended 2013 Plan awards (other than options or SARs) that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture (e.g., restricted share unit awards), a U.S. citizen or resident must recognize ordinary income equal to the cash or the fair market value of shares or other property received. Arconic may take a deduction at the same time and for the same amount, subject to the limits of Section 162(m) of the Code. If required, income tax must be withheld on the income recognized by the participant.
Regarding Amended 2013 Plan awards (other than options or SARs) that are settled in stock or other property that is subject to contingencies restricting transfer and to a substantial risk of forfeiture (e.g., restricted share awards), a U.S. citizen or resident will generally recognize ordinary income equal to the fair market value of the shares or other property received (less any amount paid by the participant) when the shares or other property first become transferable or not subject to substantial risk of forfeiture, whichever occurs first. Arconic may take a deduction at the same time and for the same amount, subject to the limits of Section 162(m) of the Code.
Section 162(m) of the Code generally provides that publicly held companies may not deduct compensation paid to their Chief Executive Officer and certain other covered executive officers to the extent that such compensation exceeds $1 million per officer in any year. For taxable years beginning prior to 2018, a limited exception to this deduction limit has applied with respect to “qualified performance-based” compensation that complies with conditions imposed by Section 162(m) rules, where the material terms of such compensation have been disclosed to and approved by shareholders. Historically, stock options and certain performance awards granted under the Plan have been intended to constitute qualified performance-based compensation eligible for such exception. However, as described above in this Proposal, this exception from Code Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid after such time to our covered executive officers in excess of  $1 million will not be deductible, even if paid after termination of such covered executive role, unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. Because of the fact-based nature of the

2018 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated (continued)

performance-based compensation exception under Section 162(m), the limited availability of guidance thereunder, and the uncertain scope of the aforementioned transition relief, the Arconic cannot guarantee that any awards under the Plan will qualify for the exception to Section 162(m) of the Code.
Section 409A of the Code imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.
Certain awards under the Amended 2013 Plan may be designed to be subject to the requirements of Section 409A in form and in operation. For example, restricted share units that provide for a settlement date following the vesting date (or such other date on which the awards become nonforfeitable) may be subject to Section 409A. If an award under the Amended 2013 Plan is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
The Committee may adjust awards to participants who are not U.S. citizens or U.S. residents to recognize differences in local law or tax policy and may impose conditions on the exercise or vesting of awards to minimize tax equalization obligations for expatriate employees.
Recent Share Price

On March 15, 2018, the closing market price for Arconic common stock on the New York Stock Exchange was $24.24 per share.
New Plan Benefits

Future awards to employees and officers under the Amended 2013 Plan are generally made at the discretion of the Committee, or, in the case of director awards, at the discretion of the Board of Directors upon the recommendation of the Governance and Nominating Committee of the Board and subject to the parameters and compensation limits of the Amended 2013 Plan, or pursuant to a deferral election by a non-employee director under the terms of the Company’s Amended and Restated Deferred Fee Plan for Directors. Therefore, the benefits and amounts that will be received or allocated under the Amended 2013 Plan in the future are generally not determinable at this time.
However, as discussed above under “Director Compensation,” under our current Non-Employee Director Compensation Policy, each non-employee director of the Company following the 2018 Annual Meeting will be granted, on the second market trading day following the date of the meeting, an annual restricted share unit award with a grant date value equal to $150,000. Had this annual equity award amount been in effect in 2017, rather than the annual equity award amount of  $120,000 in effect prior to the 2018 Annual Meeting, it would have resulted in a grant of 5,510 restricted share units to each non-employee director (as compared to the actual grant of 4,409 restricted share units in May 2017). The number of restricted share units that non-employee directors may receive in the future is not determinable until the grant date of the applicable awards. For 2018, assuming that the Company continues to have 12 non-employee directors on the Board following our 2018 Annual Meeting, and not including any elections by directors to defer cash compensation into restricted share units, the aggregate dollar value of the shares that our current non-employee directors as a group will receive on the second market trading day following the 2018 Annual Meeting is $1.8 million.
Prior Grants to Named Executive Officers and Other Employees

On November 1, 2016, Alcoa Inc. separated into two standalone companies—Arconic Inc. (the new name for Alcoa Inc.) and Alcoa Corporation. Prior to the separation, awards covering 14,717,891 shares of Alcoa Inc. common stock had been granted under the Plan, which number of shares has been adjusted to reflect a 1-for-3 reverse stock split effected on October 5, 2016

2018 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated (continued)

but has not been adjusted to reflect the effect of the separation. Following the reverse stock split and the separation, from November 1, 2016 to March 15, 2018, awards covering 8,775,881 shares of Arconic common stock have been granted under the Plan. All of the foregoing share amounts include any performance adjustments made on earned performance restricted share units but do not reflect any forfeitures.
The following table shows, as of March 15, 2018, information regarding the grants of those awards among the persons and groups identified below. No awards have been granted under the Plan to any associate of any of our directors (including nominees) or executive officers.
Prior Grants under the Plan1
		Performance RSUs
Name and Position	Options & RSUs No. of Shares	Target No. of Shares	Maximum No. of Shares
David P. Hess2 Interim Chief Executive Officer	123,210
Kenneth J. Giacobbe Executive Vice President and Chief Financial Officer	101,769	118,599	237,198
Timothy D. Myers Executive Vice President, Global Rolled Products and Transportation and Construction Solutions	85,943	100,663	201,326
Katherine H. Ramundo Executive Vice President, Chief Legal Officer and Secretary	81,607	77,210	154,420
Eric V. Roegner Executive Vice President and Group President, Engineered Products and Solutions	106,820	115,544	231,088
Klaus Kleinfeld3 Former Chairman and Chief Executive Officer	1,187,035	1,387,040	2,774,080
Christoph Kollatz3 Former Executive Vice President, Corporate Development, Strategy & New Ventures	109,823	121,572	243,144
Karl Tragl3 Former Executive Vice President and Group President, Engineered Products and Solutions	76,680	157,870	181,740
Current Executive Officers as a Group:	1,090,914	648,316	1,296,632
Non-Executive Directors as a Group:	88,203	0	0
All Employees who are not Executive Officers, as a Group:	12,326,435	1,076,333	2,152,666
1
The number of awards granted is presented to reflect the 3-for-1 reverse stock split and on a post-separation basis but without applying the fungible equity pool protocol that we use when counting grants against our share reserve, whereby each share subject to a grant of a stock option or stock appreciation right is counted against the share reserve as one share of common stock, and each share subject to a grant of a full value award (including RSUs and performance RSUs) is counted against the share reserve as 2.33 shares of common stock.

2
Reflects Mr. Hess’s only award granted to him as Interim CEO and does not include any awards received while serving as a non-executive director, which are included in the total for “Non-Executive Directors as a Group.”

3
As none of Messrs. Kleinfeld, Kollatz and Tragl were retirement-eligible at the time of their separation from employment, any unvested awards were forfeited, including a portion of the awards listed for Mr. Kleinfeld and the entirety of the awards granted to Messrs. Kollatz and Tragl. See the notes to the “2017 Summary Compensation Table.”

2018 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated (continued)

Equity Compensation Plan Information
The following table gives information about Arconic’s common stock that could be issued under the Company’s equity compensation plans as of December 31, 2017.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders1	17,487,2531	$23.94	23,125,8162
Equity compensation plans not approved by security holders	—	—	—
Total	17,487,2531	$23.94	23,125,8162
1
Includes the 2013 Arconic Stock Incentive Plan, as Amended and Restated (“2013 ASIP”) (approved by shareholders in May 2016 and May 2013) and 2009 Alcoa Stock Incentive Plan (“2009 ASIP”) (approved by shareholders in May 2009). Also includes 132,147 stock options and 2,077 restricted share units resulting from the merger conversion of RTI Metals employee equity. Table amounts are comprised of the following:

•
10,422,374 stock options

•
167,709 performance options

•
5,655,539 restricted share units

•
1,241,631 performance share awards (503,060 granted in 2017 at target)

2
The 2013 ASIP authorizes, in addition to stock options, other types of stock-based awards in the form of stock appreciation rights, restricted shares, restricted share units, performance awards and other awards. The shares that remain available for issuance under the 2013 ASIP may be issued in connection with any one of these awards. Up to 46,666,667 shares may be issued under the plan. Any award other than an option or a stock appreciation right shall count as 2.33 shares. Options and stock appreciation rights shall be counted as one share for each option or stock appreciation right. In addition, the 2013 ASIP provides the following are available for grant under the 2013 ASIP: (i) shares that are issued under the 2013 ASIP, which are subsequently forfeited, cancelled or expire in accordance with the terms of the award and (ii) shares that had previously been issued under prior plans that are outstanding as of the date of the 2013 ASIP which are subsequently forfeited, cancelled or expire in accordance with the terms of the award.

2018 Proxy Statement
Item 5 Shareholder Proposal
The following shareholder proposal will be voted on at the annual meeting if properly presented by or on behalf of the shareholder proponent. Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, NY 11021, sponsored this proposal.
The Board of Directors recommends a vote “AGAINST” ITEM 5, the shareholder proposal, for the reasons set forth following the proposal.
The text of the shareholder proposal follows:
“Proposal 5 – Special Shareowner Meeting Improvement
Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 10% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board’s current power to call a special meeting.
A shareholder right to call a special meeting and to act by written consent and are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. Arconic shareholders do not have the full right to call a special meeting that is available under Delaware law.
If shareholders had a more complete right to call a special meeting, as called for in this proposal, shareholders would have a greater ability to engage our Board and management to improve the qualifications of our directors and make sure that the Board of Directors is continually refreshed with diverse new talent in order to maintain director independence—since a special meeting can be called in regard to the election of directors. Long-tenure can impair the independence of directors.
This proposal had to be submitted before the special Arconic shareholder meeting. Hopefully the management proposals at this meeting will be successful to elect each director annually and to eliminate the obsolete provision that makes 51%-plus shareholder votes worthless in certain situations.
Any claim that a shareholder right to call a special meeting can be costly—may be largely moot. When shareholders have a good reason to call a special meeting—our board should be able to take positive responding action to make a special meeting unnecessary.
Please vote to improve shareholder input to management:
Special Shareowner Meeting Improvement—Proposal 5.
Board of Directors’ Statement in Opposition
The Board has considered the above proposal carefully, and believes that it is not in the best interests of our shareholders. Your Board therefore recommends that you vote “AGAINST” the proposal for the following reasons.
The Board of Directors is committed to good governance practices and has previously approved amendments to the Company’s governing documents to permit shareholders to request special meetings.
Background. In 2013, the Board of Alcoa Inc., the Company’s predecessor, approved amendments to the Company’s governing documents to permit special meetings to be called by holders of 25% of the Company’s outstanding common stock, subject to customary holding period and procedural requirements, and shareholders approved these amendments with 96.7% of the votes cast. More recently, in 2017, in connection with the Company’s reincorporation from Pennsylvania to Delaware, the Board approved that the new Delaware Certificate of Incorporation and Bylaws of the Company would provide shareholders with substantially the same right to call special meetings as provided under the previous Pennsylvania governing documents. The Delaware Certificate of Incorporation and Bylaws became effective on December 31, 2017, the date of the reincorporation, which was approved by more than 98% of the votes cast by shareholders on the proposal to approve the merger to effect the reincorporation.
Current Ownership Threshold is Consistent with Market Practice and Strikes an Appropriate Balance. The Board continues to believe that a 25% ownership threshold for the right to call special meetings, as provided in the Company’s current Certificate of Incorporation and Bylaws, is consistent with market practice and strikes an appropriate balance between enhancing shareholder rights and protecting against the risk that shareholders with small minority ownership

2018 Proxy Statement
Item 5 Shareholder Proposal (continued)

interests, including shareholders with special interests, could call special meetings that potentially cause disruption and substantial costs to be incurred by the vast majority of shareholders. Arconic’s current 25% threshold is equal to or lower than the comparable threshold adopted by approximately 67% of corporations in the S&P 500 Index that permit shareholders to call a special meeting.
The Board believes special meetings should only be called to consider extraordinary events that are of interest to a broad shareholder base and that need immediate attention prior to the next annual meeting. For example, the Board has called two special meetings during the past two years in connection with important proposals, including proposals relating to the Company’s reincorporation from Pennsylvania to Delaware, demonstrating that the Board is prepared to call special meetings where appropriate. However, special meetings are expensive and require significant legal, administrative, printing and distribution costs, and can potentially divert the attention of directors and management away from their oversight and operational responsibilities, respectively, in order to address the details of holding a special meeting. Such a diversion could potentially operate against the best interests of our shareholders overall, in order to serve the narrow interests of the shareholders requesting the special meeting.
Other Shareholder Rights. The Board believes that the Company’s current special meeting shareholder right should be considered in the context of Arconic’s overall corporate governance, including the shareholder rights provided under its Certificate of Incorporation and Bylaws. In addition to the existing right of holders of 25% of Arconic’s outstanding common stock to call a special meeting, Arconic:
•
Recently declassified the Board, providing shareholders with the opportunity to elect all members of the Board on an annual basis;

•
Recently eliminated all supermajority voting provisions in its Certificate of Incorporation and Bylaws;

•
Adopted a proxy access bylaw, which allows eligible shareholders or groups of shareholders to include director nominees for up to the greater of two candidates or 20% of the Board in the Company’s annual proxy materials;

•
Changed the Company’s jurisdiction of incorporation from Pennsylvania to Delaware, a leading jurisdiction with a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations organized under Delaware law;

•
Re-designed the Company’s executive compensation programs to reflect the Company’s financial and strategic goals;

•
Formed a Finance Committee of the Board to review and provide advice and counsel regarding the Company’s capital structure, financing transactions, significant transactions such as acquisitions and divestitures, and other financial matters; and

•
Provided shareholders with the ability to take action without a meeting if written consent is received from shareholders holding not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares of Arconic stock entitled to vote thereon were present and voted.

In addition, shareholders have numerous other protections and ways to make their voice heard, including through Arconic’s continuing shareholder engagement efforts and the fact that under Delaware law and New York Stock Exchange rules, Arconic must submit certain important matters to a shareholder vote, including mergers, large share issuances, the adoption of equity compensation plans and amendments to the Company’s Certificate of Incorporation.
Board Recommends a Vote Against this Proposal. The existing 25% threshold protects shareholder interests by ensuring that special meeting matters are (i) of concern to a significant number of shareholders, (ii) worth the significant expense to the Company, and (iii) not an unnecessary distraction to the Board and management. Based on the foregoing, the Board believes the adoption of this proposal for a 10% threshold is unnecessary and not in the best interests of Arconic or its shareholders.
The Board of Directors recommends a vote “AGAINST” ITEM 5, the shareholder proposal, for the reasons discussed above.

2018 Proxy Statement
Questions and Answers About the Meeting and Voting
1.
Who is entitled to vote and how many votes do I have?

If you were a holder of record of Arconic common stock, par value $1.00 per share (the “common stock”), at the close of business on March 21, 2018, you are eligible to vote at the annual meeting. For each matter presented for vote, you have one vote for each share you own.

2.
What is the difference between holding shares as a shareholder of record/registered shareholder and as a beneficial owner of shares?

Shareholder of Record or Registered Shareholder. If your shares of common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “shareholder of record” or a “registered shareholder” of those shares.
Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.

3.
How can I attend the annual meeting?

If you plan to attend the meeting, you will need an admission ticket. You may attend the meeting if you were a shareholder as of the close of business on March 21, 2018. Only shareholders and authorized guests of the Company may attend the meeting and all attendees will be required to show a valid form of ID (such as a government-issued form of photo identification).
Shareholder of Record. If you are a shareholder of record and would like an admission ticket to the annual meeting, have your Notice available and call 1-866-804-9594 or visit www.ArconicAdmissionTicket.com and follow the instructions provided.
Beneficial Owners of Shares. If you hold your shares in street-name (i.e., through an account at a bank, brokerage firm or similar organization) and would like an admission ticket to attend the meeting, please direct such requests to: Corporate Election Services, P.O. Box 125, Pittsburgh, PA 15230-0125, or call 1-877-382-0000 or email ArconicAgent@ProxyAgent.com. Please include proof of share ownership, such as a letter from your bank or broker or a recent brokerage statement. Street-name holders planning on voting in person at the annual meeting must provide a “legal proxy” from their bank or broker.

4.
Will the annual meeting be webcast?

Yes, our annual meeting will be webcast live on May 16, 2018. You are invited to visit http://www.arconic.com under “Investors — Annual Meeting” at 9:00 a.m. Eastern Time on May 16, 2018, to access the webcast of the meeting. An archived copy of the webcast also will be available on our website.

5.
How do I vote if I am a shareholder of record?

By Telephone or Internet. All shareholders of record can vote by telephone within the U.S., U.S. territories and Canada, by calling the toll-free number on the proxy card, or through the Internet, following the procedures and instructions described on the proxy card. The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly.
By Mail. All shareholders of record can also vote by mail, by signing, dating and returning the proxy card. If you are a shareholder of record and receive a Notice of Internet Availability of Proxy Materials (“Notice”), you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do

2018 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors.
In Person. All shareholders of record may vote in person at the meeting. See Question 3 regarding how to attend the annual meeting.
Whether you plan to attend the meeting or not, we encourage you to vote by proxy as soon as possible. The proxy committee will vote your shares according to your directions.

6.
How do I vote if I am a beneficial owner of shares?

Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the annual meeting (except on the ratification of the selection of PricewaterhouseCoopers LLP as auditors for 2018), unless you provide specific instructions by completing and returning the voting instruction form from your broker, bank or other financial institution or following the instructions provided to you for voting your shares via telephone or the Internet. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the annual meeting. If you wish to vote your shares at the meeting, you must obtain a legal proxy from that entity and bring it with you to hand in with your ballot. See Question 3 regarding how to obtain an admission ticket to the annual meeting.

7.
How do I vote if I participate in one of the employee savings plans?

You must provide the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically using the Internet. You cannot vote your shares in person at the annual meeting; the trustee is the only one who can vote your shares. The trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 6:00 a.m. Eastern Time on May 14, 2018.

8.
Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the meeting (please note that, in order to be counted, the revocation or change must be by 6:00 a.m. Eastern Time on May 16, 2018, or by 6:00 a.m. Eastern Time on May 14, 2018, in the case of instructions to the trustee of an employee savings plan). To revoke your proxy or change your voting instructions:
•
Vote again by telephone or at the Internet website;

•
Mail a revised proxy card or voting instruction form that is dated later than the prior one;

•
Shareholders of record may vote in person at the annual meeting;

•
Shareholders of record may notify Arconic’s Corporate Secretary in writing that a prior proxy is revoked; or

•
Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.

Only the latest validly executed proxy that you submit will be counted.

9.
Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except:
•
as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

•
in the case of a contested proxy solicitation;

•
to allow for the independent inspector of election to certify the results of the vote; or

•
if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management.

2018 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

Corporate Election Services, the independent proxy tabulator used by Arconic, counts the votes and acts as the inspector of election for the 2018 Annual Meeting.

10.
What constitutes a “quorum” for the meeting?

A quorum consists of a majority of the outstanding shares, present at the meeting or represented by proxy. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions and broker non-votes (if any) count as “shares present” at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.

11.
What is the effect of an “ABSTAIN” vote?

If you choose to abstain in voting on the election of directors, your abstention will have no effect, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST.”
If you choose to abstain on voting on any other matter at our annual meeting, your abstention will be counted as a vote “AGAINST” the proposal, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST” plus votes “ABSTAINING.”

12.
What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 21, 2018, the record date for the meeting, Arconic had outstanding 482,807,490 shares of common stock. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.
The Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our shareholders at the annual meeting. Under our Bylaws, assuming a quorum is present at the annual meeting, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be the act of the Company’s shareholders. Under the DGCL and our Bylaws, shares that abstain constitute shares that are present and entitled to vote, and have the practical effect of being voted “against” the matter, other than in the election of directors.
With respect to the election of directors, in order to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the meeting in respect of his or her election, meaning that the number of shares voted “FOR” a director’s election exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.

13.
What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to a discretionary matter but does not vote on non-discretionary matters because the beneficial owner did not provide voting instructions on those matters. Under NYSE rules, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2018 (Item 2) is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on Item 2 on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the annual meeting. In contrast, all of the other proposals set forth in this proxy statement are “nondiscretionary” items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.

14.
What does it mean if I receive more than one Notice?

If you are a shareholder of record or participate in Arconic’s Dividend Reinvestment and Stock Purchase Plan or employee savings plans, you will receive one Notice (or if you are an employee with an Arconic email address, an email proxy form) for all shares of common stock held in or credited to your accounts as of the record date, if the

2018 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-888-985-2058 (in the U.S. and Canada) or 1-201-680-6578 (all other locations) or through the Computershare website, www.computershare.com.

15.
What is “householding”?

Shareholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources. Householding will not in any way affect dividend check mailings.
We will deliver promptly upon written or oral request a separate copy of the Annual Report, proxy statement, or other proxy materials, as applicable, to a security holder at a shared address to which a single copy of the document was delivered. Please direct such requests to Corporate Election Services, P.O. Box 125, Pittsburgh, PA 15230-0125, or at 1-877-382-0000 or email to papercopy@sendmaterial.com.
Shareholders of record may request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare, at 1-888-985-2058 (in the U.S. and Canada), 1-201-680-6578 (all other locations), by mail to Computershare, P.O. Box 505000, Louisville, KY 40233-5000 or through the Computershare website, www.computershare.com. Shareholders owning their shares through a bank, broker or other nominee may request to begin or to discontinue householding by contacting their bank, broker or other nominee.

16.
May I nominate someone to be a director of Arconic?

Yes, please see “Nominating Board Candidates—Procedures and Director Qualifications” on page 15 for details on the procedures for shareholder nominations of director candidates.

17.
When are 2019 shareholder proposals due?

To be considered for inclusion in the Company’s 2019 proxy statement, shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than November 29, 2018. Address all shareholder proposals to: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. Shareholder nominations for candidates for election at the 2019 Annual Meeting which the shareholder wishes to include in the Company’s proxy materials relating to the 2019 Annual Meeting must be received by the Company at the above address no earlier than October 30, 2018 and no later than November 29, 2018, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Company’s Bylaws. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2019 Annual Meeting, notice of intention to present the proposal, including all information required to be provided by the shareholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices no earlier than January 16, 2019 and no later than February 15, 2019. Address all notices of intention to present proposals at the 2019 Annual Meeting to: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608.

18.
Who pays for the solicitation of proxies?

Arconic pays the cost of soliciting proxies. Proxies will be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, to assist with the solicitation for an estimated fee of  $15,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.

2018 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

19.
How do I comment on Company business?

Your comments are collected when you vote using the Internet. We also collect comments from the proxy card if you vote by mailing the proxy card. You may also send your comments to us in care of the Corporate Secretary: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. Although it is not possible to respond to each shareholder, your comments help us to understand your concerns.

20.
Can I access the proxy materials on the Internet?

Yes. The Company’s proxy statement and 2017 Annual Report are available at www.arconic.com/annualmeeting.

21.
How may I obtain a copy of Arconic’s Annual Report on Form 10-K?

The Company will provide by mail, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2017 (not including exhibits and documents incorporated by reference), at your request. Please direct all requests to Arconic Inc., Corporate Communications, 201 Isabella Street, Pittsburgh, PA 15212-5858.

22.
Who should I contact if I have questions or need assistance voting?

Please contact Innisfree, our proxy solicitor assisting us in connection with the annual meeting. Shareholders may call toll free at 1-877-750-5836. Banks and brokers may call collect at 1-212-750-5833.

2018 Proxy Statement
Attachments
ATTACHMENT A – Pre-Approval Policies and Procedures For Audit and Non-Audit Services
I. Statement of Policy

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under this policy will require specific pre-approval by the Audit Committee before the service is provided.
The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.
II. Delegation

The Audit Committee delegates pre-approval authority to the Chairman of the Committee. In addition, the Chairman may delegate pre-approval authority to one or more of the other members of the Audit Committee. The Chairman or member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide.
IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor.
V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance and support, without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.
VI. All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

2018 Proxy Statement
Attachment A (continued)

VII. Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
VIII. Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor has provided detailed descriptions regarding the specific services to be provided. Upon completion of services, the independent auditor will provide to management detailed back-up documentation, including hours, personnel and task description relating to the specific services provided.
IX. Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

2018 Proxy Statement
ATTACHMENT B – Arconic Inc. Peer Group Companies for Market Information for 2017 Executive Compensation Decisions (non-CEO positions)
(CEO peer group listed on pages 49-50)

Air Products and Chemicals	Entergy	NRG Energy
American Electric Power	FirstEnergy	Occidental Petroleum
Arrow Electronics	Goodyear Tire & Rubber	Oshkosh
Avnet	International Paper	Parker Hannifin
Ball	Jabil Circuit	Praxair
BorgWarner	Jacobs Engineering	Rockwell Automation
Consolidated Edison	Kinder Morgan	Stanley Black & Decker
Corning	L-3 Communications	Stryker
Danaher	Lafarge North America	Terex
Dominion Resources	Lear	Textron
Eastman Chemical	Mosaic	Thermo Fisher Scientific
Eaton	Navistar International	United States Steel
Ecolab	Northrup Grumman	Whirlpool
Edison International

2018 Proxy Statement
ATTACHMENT C – Calculation of Financial Measures
RECONCILIATION OF ADJUSTED INCOME
(in millions, except per-share amounts)	Year ended
	December 31, 2017	December 31, 2016
Net loss attributable to Arconic	$(74)	$(941)
Discontinued operations1	—	(121)
Special items:
Restructuring and other charges	165	155
Discrete tax items2	223	1,290
Other special items3	264	196
Tax impact4	40	(74)
Net income attributable to Arconic – as adjusted	$618	$505
Diluted EPS:
Net loss attributable to Arconic common shareholders	$(0.28)	$(2.31)
Net income attributable to Arconic common shareholders – as adjusted	$1.22	$0.98
Net income attributable to Arconic—as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Arconic excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net loss attributable to Arconic determined under GAAP as well as Net income attributable to Arconic—as adjusted.
1
On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1 percent of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations for the year ended December 31, 2016.

2
Discrete tax items for each period included the following:

•
for the year ended December 31, 2017, a charge resulting from the enactment of the US Tax Cuts and Jobs Acts of 2017 that principally relates to the revaluation of US deferred tax assets and liabilities from 35% to 21% ($272), charge for a reserve against a foreign attribute resulting from the Company’s Delaware reincorporation ($23), partially offset by a benefit for the reversal of state valuation allowances ($69) and a number of small items ($3); and

•
for the year ended December 31, 2016, a charge for valuation allowances related to the November 1, 2016 separation (see Note 1 above) ($1,267), a net charge for the remeasurement of certain deferred tax assets due to tax rate and tax law changes ($51), a net benefit for valuation allowances not associated with the separation ($18), and a net benefit for a number of small items ($10).

3
Other special items included the following:

•
for the year ended December 31, 2017, an impairment of goodwill related to the forgings and extrusions business ($719), a gain on the sale of a portion of Arconic’s investment in Alcoa Corporation common stock ($351), and a gain on the exchange of the remaining portion of Arconic’s investment in Alcoa Corporation common stock ($167), a favorable adjustment to the contingent earn-out liability related to the 2014 acquisition of Firth Rixson ($81), costs associated with the Company’s early redemption of  $1,250 of outstanding senior notes ($76), proxy, advisory, and governance-related costs ($58), a favorable adjustment to a separation-related guarantee liability ($25), costs associated with the separation of Alcoa Inc. ($18), legal and other advisory costs related to Grenfell Tower ($14), and costs associated with the Company’s Delaware reincorporation ($3); and

•
for the year ended December 31, 2016, costs associated with the separation of Alcoa Inc. ($205), unfavorable tax costs associated with the redemption of company-owned life insurance policies ($100), a favorable adjustment to the contingent earn-out liability and a post-closing adjustment both of which related to the 2014 acquisition of Firth Rixson ($76), a favorable tax benefit related to the currency impacts of a distribution of previously taxed income ($49), and unfavorable tax costs associated with the sale of a US subsidiary with book goodwill ($16).

2018 Proxy Statement
Attachment C (continued)

4
The tax impact on special items is based on the applicable statutory rates whereby the difference between such rates and Arconic’s consolidated estimated annual effective tax rate is itself a special item (see Note 3 above).

The average number of shares applicable to diluted EPS for Net income attributable to Arconic - as adjusted, includes certain share equivalents as their effect was dilutive. Specifically:
•
for the year ended December 31, 2017, share equivalents associated with outstanding employee stock options and awards and shares underlying outstanding convertible debt (acquired through the acquisition of RTI) were dilutive based on Net income attributable to Arconic common shareholders—as adjusted, resulting in a diluted average number of shares of 471,472,729; and

•
for the year ended December 31, 2016, share equivalents associated with outstanding employee stock options and awards and shares underlying outstanding convertible debt (acquired through the acquisition of RTI) were dilutive based on Net income attributable to Arconic common shareholders—as adjusted, resulting in a diluted average number of shares of 453,118,372.

RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA
($ in millions)	Year ended
	December 31, 2017	December 31, 2016
Net loss attributable to Arconic	$(74)	$(941)
Discontinued operations1	—	(121)
Loss from continuing operations after income taxes and noncontrolling interests	(74)	(1,062)
Add:
Provision for income taxes	544	1,476
Other income, net	(640)	(94)
Interest expense	496	499
Restructuring and other charges	165	155
Impairment of goodwill	719	—
Provision for depreciation and amortization	551	535
Consolidated adjusted EBITDA	$1,761	$1,509
Add:
Separation costs	18	193
Proxy, advisory and governance-related costs	58	—
Delaware reincorporation costs	3	—
Legal and other advisory costs related to Grenfell Tower	14	—
Consolidated adjusted EBITDA, excluding special items	$1,854	$1,702
Sales	$12,960	$12,394
Adjusted EBITDA margin	13.6%	12.2%
Adjusted EBITDA margin, excluding special items	14.3%	13.7%
Arconic’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
Additionally, Adjusted EBITDA, excluding special items is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Arconic excluding the impacts of special items, such as costs associated with the separation of Alcoa Inc and proxy, advisory and governance-related costs and

2018 Proxy Statement
Attachment C (continued)

legal and other advisory costs related to Grenfell Tower (collectively “special items”). This measure provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations excluding such costs.
1
On November 1, 2016, the former Alcoa Inc. was separated into two standalone, publicly-traded companies, Arconic and Alcoa Corporation, by means of a pro rata distribution of 80.1 percent of the outstanding common stock of Alcoa Corporation to Alcoa Inc. shareholders. Accordingly, the results of operations of Alcoa Corporation have been reflected as discontinued operations for year ended December 31, 2016.

RECONCILIATION OF ADJUSTED SG&A EXCLUDING SPECIAL ITEMS
($ in millions)	Year ended
	December 31, 2017	December 31, 2016
Sales	$12,960	$12,394
Selling, general administrative, and other expenses (SG&A)	731	942
SG&A % of sales	5.6%	7.6%
Special items:
Separation costs	18	193
Proxy, advisory and governance-related costs	58	—
Delaware reincorporation costs	3	—
Legal and other advisory costs related to Grenfell Tower	14	—
Adjusted SG&A excluding special items	$638	$749
Adjusted SG&A excluding special items as a % of sales	4.9%	6.1%
Adjusted SG&A excluding special items is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted SG&A excluding special items is more reflective of historical SG&A cost performance.

2018 Proxy Statement
Attachment C (continued)

SEGMENT MEASURES
($ in millions, except per metric ton amounts)	Year ended
	December 31, 2017	December 31, 2016
Engineered Products and Solutions
Adjusted EBITDA	$1,224	$1,195
Third-party sales	$5,935	$5,728
Adjusted EBITDA Margin	20.6%	20.9%
Global Rolled Products1
Adjusted EBITDA	$599	$577
Total shipments2 (thousand metric tons) (kmt)	1,566	1,587
Adjusted EBITDA/Total shipments ($ per metric ton)	$383	$364
Third-party sales	$4,992	$4,864
Adjusted EBITDA Margin	12.0%	11.9%
Transportation and Construction Solutions
Adjusted EBITDA	$321	$291
Third-party sales	$1,985	$1,802
Adjusted EBITDA Margin	16.2%	16.1%
Combined Segment
Combined segment adjusted EBITDA	$2,144	$2,063
Combined segment third-party sales	$12,912	$12,394
Combined segment adjusted EBITDA margin	16.6%	16.6%
Arconic’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
1
Excludes the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia, both of which were previously part of the Global Rolled Products segment but became part of Alcoa Corporation effective November 1, 2016.

2
Includes 267 kmt and 54 kmt for the years ended December 31, 2017 and December 31, 2016, respectively, for the Tennessee packaging business. These amounts represent the volume at Arconic’s Tennessee operations associated with the toll processing and services agreement that Arconic and Alcoa Corporation entered into in connection with the separation of the companies. Pursuant to this agreement, this amount is not reported in Arconic’s shipments but has been included in the calculation of Adjusted EBITDA/Total shipments for historical comparative purposes.

2018 Proxy Statement
Attachment C (continued)

RECONCILIATION OF COMBINED SEGMENT ADJUSTED EBITDA TO CONSOLIDATED NET LOSS ATTRIBUTABLE TO ARCONIC
($ in millions)	Year ended
	December 31, 2017	December 31, 2016
Combined segment adjusted EBITDA1	$2,144	$2,063
Unallocated amounts:
Depreciation and amortization	(551)	(535)
Restructuring and other charges	(165)	(155)
Impairment of goodwill	(719)	—
Impact of LIFO	(110)	(18)
Metal price lag	72	27
Corporate expense	(274)	(454)
Other	(71)	(109)
Operating income	$326	$819
Other income, net2	640	94
Interest expense3	(496)	(499)
Income taxes	(544)	(1,476)
Discontinued operations4	—	121
Consolidated net loss attributable to Arconic	$(74)	$(941)

Arconic’s definition of Combined segment adjusted EBITDA (Earnings before interest, taxes, depreciation and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. The Combined segment adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
1
Combined segment adjusted EBITDA is the summation of the respective Adjusted EBITDA of Arconic’s three reportable segments.

2
Other income, net included:

•
For the year ended December 31, 2017, a $351 gain on the sale of a portion of Arconic’s investment in Alcoa Corporation common stock; a $167 gain on the exchange of Arconic’s remaining investment in Alcoa Corporation common stock for a portion of the Company’s outstanding senior notes; an adjustment of  $81 to the contingent earn-out liability related to the 2014 acquisition of Firth Rixson (Firth Rixson earn-out); and an adjustment of  $25 to a separation-related guarantee liability; and

•
For the year ended December 31, 2016, an adjustment of  $56 to the Firth Rixson earn-out.

3
Interest expense for the year ended December 31, 2017 included $76 related to the early redemption of the Company’s outstanding 6.500% Senior Notes due 2018 and 6.750% Senior Notes due 2018 and a portion of the Company’s outstanding 5.720% Senior Notes due 2019.

4
The reconciliation of Combined segment adjusted EBITDA to Consolidated net loss attributable to Arconic excluded the results of operations for Alcoa Corporation, which have been reflected as discontinued operations for the year ended December 31, 2016.

2018 Proxy Statement
Attachment C (continued)

RECONCILIATION OF CONSOLIDATED ADJUSTED EBIT
($ in millions)	Year ended December 31, 2017
Sales	$12,960
Cost of goods sold	10,357
Selling, general administrative, and other expense	731
Research and development expenses	111
Provision for depreciation and amortization	551
EBIT	$1,210
Adjustments for incentive compensation1	105
EBIT – as adjusted for incentive compensation	$1,315

Arconic’s definition of Adjusted EBIT (Earnings before interest and taxes) is net margin. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Adjusted EBIT is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBIT provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBIT presented may not be comparable to similarly titled measures of other companies.
1
Adjustments for incentive compensation included the following positive amounts for costs related to: proxy, advisory and governance-related items ($59); the separation of the former Alcoa Inc. ($18); legal and other advisory costs related to Grenfell Tower ($14); and other miscellaneous favorable adjustments ($14) including the normalization of foreign currency exchange rates realized in 2017 results to those contemplated in Arconic’s 2017 Plan.

RECONCILIATION OF FREE CASH FLOW
($ in millions)	Year ended December 31, 2017
Cash from operations	$701
Capital expenditures	(596)
Free cash flow	$105
Adjustments for incentive compensation1	$178
Free cash flow – as adjusted for incentive compensation	$283

Free cash flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Arconic’s asset base and are expected to generate future cash flows from operations. It is important to note that Free cash flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
1
Adjustments for incentive compensation included the following positive amounts for costs related to: proxy, advisory and governance-related items ($59); the separation of the former Alcoa Inc. ($55); legal and other advisory costs related to Grenfell Tower ($14); and other miscellaneous favorable adjustments ($50) including the normalization of foreign currency exchange rates realized in 2017 results to those contemplated in Arconic’s 2017 Plan.

2018 Proxy Statement
Attachment C (continued)

RECONCILIATION OF ADJUSTED REVENUE
($ in millions)	Year ended December 31, 2017
Sales	$12,960
Adjustments for performance-based restricted share units1	(68)
Revenue – as adjusted for performance-based restricted share units	$12,892

Adjusted revenue is a non-GAAP financial measure. Management believes that this measure is meaningful to investors as Adjusted revenue is more reflective of historical revenue performance.
1
Adjustments for performance-based restricted share units included negative amounts for revenues related to the normalization of foreign currency exchange rates and the divestiture of the Fusina rolling mill realized in 2017 results to those contemplated in Arconic’s 2017 Plan.

RETURN ON NET ASSETS (RONA)
($ in millions)	Year ended December 31, 2017
Net loss attributable to Arconic	$(74)
Special items1	692
Net income attributable to Arconic – as adjusted	$618

December 31, 2017
Net Assets:
Add: Receivables from customers, less allowances	$1,035
Add: Deferred purchase program2	187
Add: Inventories	2,480
Less: Accounts payable, trade	1,839
Working capital	1,863
Properties, plants, and equipment, net	5,594
Net assets – total	$7,457
RONA	8.3%
Adjustment for incentive compensation3	0.1%
RONA – as adjusted for incentive compensation	8.4%

RONA is a non-GAAP financial measure. RONA is calculated as adjusted net income divided by working capital and net PP&E. Management believes that this measure is meaningful to investors as RONA helps management and investors determine the percentage of net income the Company is generating from its assets. This ratio tells how effectively and efficiently the Company is using its assets to generate earnings.
1
See “Reconciliation of Adjusted Income” on page 87 for a description of special items.

2
The Deferred purchase program relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis. Arconic is adding back the receivable for the purposes of the Working capital calculation.

3
The positive adjustment for incentive compensation included the normalization of foreign currency exchange rates realized in 2017 results to those contemplated in Arconic’s 2017 Plan.

2018 Proxy Statement
ATTACHMENT D – 2013 Arconic Stock Incentive Plan, as Amended and Restated
SECTION 1. PURPOSE. The purpose of the 2013 Arconic Stock Incentive Plan is to encourage selected Directors and Employees to acquire a proprietary interest in the long-term growth and financial success of the Company and to further link the interests of such individuals to the long-term interests of shareholders.
SECTION 2. DEFINITIONS. As used in the Plan, the following terms have the meanings set forth below:
“Affiliate” shall have the meaning set forth in Rule 12b-2 under Section 12 of the Securities Exchange Act of 1934, as amended.
“Award” means any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, or any other right, interest, or option relating to Shares or other property granted pursuant to the provisions of the Plan.
“Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder, which may, but need not, be executed or acknowledged by both the Company and the Participant.
“Board” means the Board of Directors of the Company.
“Change in Control” means the occurrence of an event set forth in any one of the following paragraphs:
(a) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the U.S. Securities Exchange Act of 1934, as amended) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the U.S. Securities Exchange Act of 1934, as amended) of 30% or more of either (A) the then-outstanding Shares (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes hereof, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates or (iv) any acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (c) of this definition;
(b) individuals who, as of May 24, 2017, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 24, 2017 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered a member of the Incumbent Board unless and until such individual is elected to the Board at an annual meeting of the Company occurring after the date such individual initially assumed office, so long as such election occurs pursuant to a nomination approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board, which nomination is not made pursuant to a Company contractual obligation;
(c) consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 55% or more of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the

2018 Proxy Statement
Attachment D (continued)

then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
“Committee” means the Compensation and Benefits Committee of the Board, any successor to such committee or a subcommittee thereof or, if the Board so determines, another committee of the Board, in each case composed of no fewer than two directors, each of whom is a Non-Employee Director and an “outside director” within the meaning of Section 162(m).
“Company” means Arconic Inc., a Delaware corporation (formerly known as Alcoa Inc.).
“Contingency Period” has the meaning set forth in SECTION 8.
“Covered Employee” means a “covered employee” within the meaning of Section 162(m)(3) of the Code.
“Director” means a member of the Board who is not an Employee.
“Employee” means any employee (including any officer or employee director) of the Company or of any Subsidiary.
“Equity Restructuring” means a nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split (including a reverse stock split), spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.
“Executive Officer” means an officer who is designated as an executive officer by the Board or by its designees in accordance with the definition of executive officer under Rule 3b-7 of the U.S. Securities Exchange Act of 1934, as amended.
“Exercisable Time-Based Award” has the meaning set forth in SECTION 12.
“Fair Market Value” with respect to Shares on any given date means the closing price per Share on that date as reported on the New York Stock Exchange or other stock exchange on which the Shares principally trade. If the New York Stock Exchange or such other exchange is not open for business on the date fair market value is being determined, the closing price as reported for the next business day on which that exchange is open for business will be used.
“Family Member” has the same meaning as such term is defined in Form S-8 (or any successor form) promulgated under the U.S. Securities Act of 1933, as amended.
“Non-Employee Director” has the meaning set forth in Rule 16b-3(b)(3) under the U.S. Securities Exchange Act of 1934, as amended, or any successor definition adopted by the U.S. Securities and Exchange Commission.
“Option” means any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine. All Options granted under the Plan are intended to be nonqualified stock options for purposes of the Code.
“Other Awards” has the meaning set forth in SECTION 10.
“Participant” means an Employee or a Director who is selected to receive an Award under the Plan.
“Performance Award” means any award granted pursuant to SECTION 11 hereof in the form of Options, Stock Appreciation Rights, Restricted Share Units, Restricted Shares or other awards of property, including cash, that have a performance feature described in SECTION 11.
“Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured. A Performance Period may not be less than one year.
“Plan” means this 2013 Arconic Stock Incentive Plan, as amended and restated and as may be further amended from time to time.

2018 Proxy Statement
Attachment D (continued)

“Prior Plans” mean the 2009 Alcoa Stock Incentive Plan, 2004 Alcoa Stock Incentive Plan, the Long Term Stock Incentive Plan of Aluminum Company of America, and the Alcoa Stock Incentive Plan, each as amended and restated from time to time.
“Replacement Award” means an Award resulting from adjustments or substitutions referred to in Section 4(f) herein, provided that such Award is issued by a company (foreign or domestic) the majority of the equity of which is listed under and in compliance with the domestic company listing rules of the New York Stock Exchange or with a similarly liquid exchange which has comparable standards to the domestic company listing standards of the New York Stock Exchange.
“Restricted Shares” has the meaning set forth in SECTION 8.
“Restricted Share Unit” has the meaning set forth in SECTION 9.
“Section 162(m)” means Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97; all references in the Plan to sections or subsections of Section 162(m) shall be construed accordingly.
“Shares” means the shares of common stock of the Company, $1.00 par value.
“Stock Appreciation Right” means any right granted under SECTION 7.
“Subsidiary” means any corporation or other entity in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock in such corporation or entity, and any corporation, partnership, joint venture, limited liability company or other business entity as to which the Company possesses a significant ownership interest, directly or indirectly, as determined by the Committee.
“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines.
“Time-Based Award” means any Award granted pursuant to the Plan that is not a Performance Award.
SECTION 3. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Company and its Subsidiaries to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Employee Participant hereunder; (iii) determine the number of Shares to be covered by each Employee Award granted hereunder; (iv) determine the terms and conditions of any Employee Award granted hereunder, and make modifications to such terms and conditions with respect to any outstanding Employee Award, in each case, which are not inconsistent with the provisions of the Plan; (v) determine whether, to what extent and under what circumstances Employee Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Employee Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Participant’s termination of service for purposes of Awards granted under the Plan; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan, including, without limiting the generality of the foregoing, make any determinations necessary to effectuate the purpose of Section 12(a)(v) below. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant and any shareholder; provided that the Board shall approve any decisions affecting Director Awards.
The Board shall have full power and authority, upon the recommendation of the Governance and Nominating Committee of the Board to: (i) select the Directors of the Company to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Director Participant hereunder; (iii) determine the number of Shares to be covered by each Director Award granted hereunder; (iv) determine the terms and conditions of any Director Award granted hereunder, and make modifications to such terms and conditions with respect to any outstanding Director Award, in each case, which are not inconsistent with the provisions of the Plan; (v) determine whether, to what extent and under what circumstances Director Awards may be settled in cash, Shares or other property or canceled or suspended; and

2018 Proxy Statement
Attachment D (continued)

(vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to a Director Award under this Plan shall be deferred either automatically or at the election of the Director.
Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Director, the sum of the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in Shares and the maximum cash value of any other Award granted under the Plan to an individual as compensation for services as a Director, together with cash compensation paid to the Director in the form of Board and Committee retainer, meeting or similar fees, during any calendar year shall not exceed $750,000. For avoidance of doubt, compensation shall count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.
SECTION 4. SHARES SUBJECT TO THE PLAN.
(a) Number of Shares Reserved under the Plan. Subject to the adjustment provisions of Section 4(f) below and the provisions of Section 4(b), commencing May 6, 2016, up to 46,666,666 Shares may be issued under the Plan (which reflects an increase of 28,333,333 Shares from 18,333,333, the original number of Shares that were authorized for issuance under the Plan as of May 3, 2013). Each Share issued pursuant to an Award other than an Option or a Stock Appreciation Right shall count as 2.33 Shares for purposes of the foregoing authorization. Each Share issued pursuant to an Option or Stock Appreciation Right shall be counted as one Share for each Option or Stock Appreciation Right.
(b) Share Replenishment. In addition to the Shares authorized by Section 4(a), the following Shares shall become available for issuance under the Plan: (i) Shares underlying Awards that are granted under the Plan, which are subsequently forfeited, cancelled or expire in accordance with the terms of the Award, and (ii) Shares underlying Awards that had previously been granted under Prior Plans that are outstanding as of the date of the Plan, which are subsequently forfeited, cancelled or expire in accordance with the terms of the Award. The following Shares shall not become available for issuance under the Plan: (x) Shares tendered in payment of an Option or other Award, and (y) Shares withheld for taxes. Shares purchased by the Company using Option proceeds shall not be added to the Plan limit and if Stock Appreciation Rights are settled in Shares, each Stock Appreciation Right shall count as one Share whether or not Shares are actually issued or transferred under the Plan.
(c) Issued Shares. Shares shall be deemed to be issued hereunder only when and to the extent that payment or settlement of an Award is actually made in Shares. Notwithstanding anything herein to the contrary, the Committee may at any time authorize a cash payment in lieu of Shares, including without limitation if there are insufficient Shares available for issuance under the Plan to satisfy an obligation created under the Plan.
(d) Source of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.
(e) Substitute Awards. Shares issued or granted in connection with Substitute Awards shall not reduce the Shares available for issuance under the Plan or to a Participant in any calendar year.
(f) Adjustments. Subject to SECTION 12:
(i) Corporate Transactions other than an Equity Restructuring. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Shares or the price of the Shares other than an Equity Restructuring, the Committee shall make such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 4(a) and 13(f) hereof); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per Share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended to be “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, shall be made consistent with the requirements of Section 162(m).
In the event of any transaction or event described above in this Section 4(f)(i) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, on such terms and

2018 Proxy Statement
Attachment D (continued)

conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in applicable laws or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take actions, including but not limited to any one or more of the following actions, whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, provided that the number of Shares subject to any Award will always be a whole number:
(A)
To provide for either (I) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described above in this Section 4(f)(i) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (II) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(B)
To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(C)
To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Shares and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards;

(D)
To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby; or

(E)
To provide that the Award cannot vest, be exercised or become payable after such event.

(ii) Equity Restructuring. In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 4(f), the Committee will adjust the terms of the Plan and each outstanding Award as it deems equitable to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Sections 4(a) and 13(f) hereof); (ii) adjusting the terms and conditions of  (including the grant or exercise price), and the performance targets or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 4(f)(ii) will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Committee will determine whether an adjustment is equitable and the number of Shares subject to any Award will always be a whole number.
(iii) Awards under Prior Plans. Any outstanding Awards granted under Prior Plans before the expiration date of the Prior Plans shall continue to be subject to the terms and conditions of the Prior Plans.
SECTION 5. ELIGIBILITY. Any Director or Employee shall be eligible to be selected as a Participant.
SECTION 6. STOCK OPTIONS. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan may be evidenced by an Award Agreement in such form as the Committee from time to time approves. Any such Option shall be subject to the terms and conditions required by this SECTION 6 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee may deem appropriate in each case.
(a) Option Price. The purchase price (or Option price) per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that, except in connection with an adjustment provided for in Section 4(f) or Substitute Awards, such purchase price shall not be less than the Fair Market Value of one Share on the date of the grant of the Option. The Committee may, in its sole discretion, establish a limit on the amount of gain that can be realized on an Option.

2018 Proxy Statement
Attachment D (continued)

(b) Option Period. The term of each Option granted hereunder shall not exceed ten years from the date the Option is granted.
(c) Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant, provided, however, that the minimum vesting period of an Option shall be one year, except in connection with an adjustment provided for in Section 4(f) or Substitute Awards.
(d) Method of Exercise. Subject to the other provisions of the Plan, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a fair market value on the exercise date equal to the total Option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.
SECTION 7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted to Participants on such terms and conditions as the Committee may determine, subject to the requirements of the Plan. A Stock Appreciation Right shall confer on the holder a right to receive, upon exercise, the excess of  (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 4(f), shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property or any combination thereof, as the Committee, in its sole discretion, shall determine. The Committee may, in its sole discretion, establish a limit on the amount of gain that can be realized on a Stock Appreciation Right.
(a) Grant Price. The grant price for a Stock Appreciation Right shall be determined by the Committee, provided, however, and except as provided in Section 4(f) and Substitute Awards, that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.
(b) Term. The term of each Stock Appreciation Right shall not exceed ten years from the date of grant, or if granted in tandem with an Option, the expiration date of the Option. The minimum vesting period of a Stock Appreciation Right shall be one year, except in connection with an adjustment provided for in Section 4(f) or Substitute Awards.
(c) Time and Method of Exercise. The Committee shall establish the time or times at which a Stock Appreciation Right may be exercised in whole or in part.

2018 Proxy Statement
Attachment D (continued)

SECTION 8. RESTRICTED SHARES.
(a) Definition. A Restricted Share means any Share issued with the contingency or restriction that the holder may not sell, transfer, pledge or assign such Share and with such other contingencies or restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any contingency or restriction on the right to vote such Share and the right to receive any cash dividends), which contingencies and restrictions may lapse separately or in combination, at such time or times, in installments or otherwise, as the Committee may deem appropriate.
(b) Issuance. A Restricted Share Award shall be subject to contingencies or restrictions imposed by the Committee during a period of time specified by the Committee (the “Contingency Period”). Restricted Share Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The terms and conditions of Restricted Share Awards need not be the same with respect to each recipient.
(c) Registration. Any Restricted Share issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Shares awarded under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, contingencies and restrictions applicable to such Award.
(d) Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter or as otherwise set forth in the terms and conditions of an Award, upon termination of service for any reason during the Contingency Period, all Restricted Shares still subject to any contingency or restriction shall be forfeited by the Participant and reacquired by the Company.
(e) Minimum Restrictions. Restricted Share Awards that are restricted only on the passage of time shall have a minimum three-year pro-rata restriction period (the restrictions lapse each year as to 1/3 of the Restricted Share Awards), except in connection with an adjustment provided for in Section 4(f) or Substitute Awards; provided, however, that a restriction period of less than this period may be approved for Awards with respect to up to 5% of the Shares authorized under the Plan.
(f) Section 83(b) Election. A Participant may, with the consent of the Committee, make an election under Section 83(b) of the Code to report the value of Restricted Shares as income on the date of grant.
SECTION 9. RESTRICTED SHARE UNITS.
(a) Definition. A Restricted Share Unit is an Award of a right to receive, in cash or Shares, as the Committee may determine, the Fair Market Value of one Share, the grant, issuance, retention and/or vesting of which is subject to such terms and conditions as the Committee may determine at the time of the grant, which shall not be inconsistent with this Plan.
(b) Terms and Conditions. In addition to the terms and conditions that may be established at the time of a grant of Restricted Share Unit Awards, the following terms and conditions apply:
(i) Restricted Share Unit Awards may not be sold, pledged (except as permitted under Section 15(a)) or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable contingency, restriction or performance period lapses.
(ii) Restricted Share Unit Awards that are vested only due to the passage of time shall have a minimum three-year pro-rata vesting period (1/3 vests each year), except in connection with an adjustment provided for in Section 4(f) or Substitute Awards; provided, however, that a vesting period of less than three years may be approved for Restricted Share Unit Awards with respect to up to 5% of the Shares authorized under the Plan.
(iii) Shares (including securities convertible into Shares) subject to Restricted Share Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right granted under this SECTION 9 thereafter shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.
(iv) The terms and conditions of Restricted Share Unit Awards need not be the same with respect to each recipient.

2018 Proxy Statement
Attachment D (continued)

SECTION 10. OTHER AWARDS. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Awards”) may be granted to Participants. Other Awards may be paid in Shares, cash or any other form of property as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom, and the time or times at which, such Awards shall be made, the number of Shares to be granted pursuant to such Awards and all other conditions of the Awards. The terms and conditions of Other Awards need not be the same with respect to each recipient. Other Awards shall not exceed 5% of the Shares available for issuance under this Plan.
SECTION 11. PERFORMANCE AWARDS. Awards with a performance feature are referred to as “Performance Awards.” Performance Awards may be granted in the form of Options, Stock Appreciation Rights, Restricted Share Units, Restricted Shares or Other Awards with the features and restrictions applicable thereto. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award, provided that the minimum performance period shall be one year. Performance Awards may be paid in cash, Shares, other property or any combination thereof in the sole discretion of the Committee. The performance levels to be achieved for each Performance Period and the amount of the Award to be paid shall be conclusively determined by the Committee. Except as provided in SECTION 12, each Performance Award shall be paid following the end of the Performance Period or, if later, the date on which any applicable contingency or restriction has ended.
SECTION 12. CHANGE IN CONTROL PROVISIONS.
(a) Effect of a Change in Control on Existing Awards under this Plan. Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:
(i) any Time-Based Award consisting of Options, Stock Appreciation Rights or any other Time-Based Award in the form of rights that are exercisable by Participants upon vesting (“Exercisable Time-Based Award”), that is outstanding as of the date on which a Change in Control shall be deemed to have occurred and that is not then vested, shall become vested and exercisable, unless replaced by a Replacement Award;
(ii) any Time-Based Award that is not an Exercisable Time-Based Award that is outstanding as of the date on which a Change in Control shall be deemed to have occurred and that is not then vested, shall become free of all contingencies, restrictions and limitations and shall become vested and transferable, unless replaced by a Replacement Award;
(iii) any Replacement Award for which an Exercisable Time-Based Award has been exchanged upon a Change in Control shall vest and become exercisable in accordance with the vesting schedule and term for exercisability that applied to the corresponding Exercisable Time-Based Award immediately prior to such Change in Control, provided, however, that if within twenty four (24) months of such Change in Control, the Participant’s service with the Company or a Subsidiary is terminated without Cause (as such term is defined in the Arconic Inc. Change in Control Severance Plan) or by the Participant for Good Reason (as such term is defined in the Arconic Inc. Change in Control Severance Plan), such Award shall become vested and exercisable to the extent outstanding at the time of such termination of service. Any Replacement Award that has become vested and exercisable pursuant to this paragraph shall expire on the earlier of  (A) thirty six (36) months following the date of termination of such Participant’s service (or, if later, the conclusion of the applicable post-termination exercise period pursuant to the applicable Award Agreement) and (B) the last day of the term of such Replacement Award;
(iv) any Replacement Award for which a Time-Based Award that is not an Exercisable Time-Based Award has been exchanged upon a Change in Control shall vest in accordance with the vesting schedule that applied to the corresponding Time-Based Award immediately prior to such Change in Control, provided, however, that if within twenty four (24) months of such Change in Control, the Participant’s service with the Company or a Subsidiary is terminated without Cause (as such term is defined in the Arconic Inc. Change in Control Severance Plan) or by the Participant for Good Reason (as such term is defined in the Arconic Inc. Change in Control Severance Plan), such Award shall become free of all contingencies, restrictions and limitations and become vested and transferable to the extent outstanding;
(v) any Performance Award shall be converted so that such Award is no longer subject to any performance condition referred to in SECTION 11 above, but instead is subject to the passage of time, with the number or value of such Replacement Award determined as follows: (A) if 50% or more of the Performance Period has been completed as of the date on which such Change in Control is deemed to have occurred, the number or value of such Award shall be based on

2018 Proxy Statement
Attachment D (continued)

actual performance during the Performance Period; or (B) if less than 50% of the Performance Period has been completed as of the date on which such Change in Control is deemed to have occurred, the number or value of such Award shall be the target number or value. Paragraphs (i) through (iv) above shall govern the terms of such Time-Based Award.
(b) Change in Control Settlement. Notwithstanding any other provision of this Plan, if approved by the Committee, upon a Change in Control, a Participant may receive a cash settlement under clauses (i) and (ii) below of existing Awards that are vested and exercisable as of the date on which such Change in Control shall be deemed to have occurred:
(i) a Participant who holds an Option or Stock Appreciation Right may, in lieu of the payment of the purchase price for the Shares being purchased under the Option or Stock Appreciation Right, surrender the Option or Stock Appreciation Right to the Company and receive cash, within 30 days of the Change in Control in an amount equal to the amount by which the Fair Market Value of the Shares on the date of the Change in Control exceeds the purchase price per Share under the Option or Stock Appreciation Right multiplied by the number of Shares granted under the Option or Stock Appreciation Right; and
(ii) a Participant who holds Restricted Share Units may, in lieu of receiving Shares which have vested under Section 12(a)(ii) of this Plan, receive cash, within 30 days of a Change in Control, in an amount equal to the Fair Market Value of the Shares on the date of the Change in Control multiplied by the number of Restricted Share Units held by the Participant.
SECTION 13. CODE SECTION 162(m) PROVISIONS.
(a) Notwithstanding any other provision of this Plan, if the Committee determines at the time a Restricted Share Award, a Performance Award or a Restricted Share Unit Award is granted to a Participant that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this SECTION 13 is applicable to such Award.
(b) If an Award is subject to this SECTION 13, then the lapsing of contingencies or restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement by the Company on a consolidated basis, and/or by specified Subsidiaries or divisions or business units of the Company, as appropriate, of one or more objective performance goals established by the Committee. Performance goals shall be set by the Committee (and any adjustments shall be made by the Committee) within the time period prescribed by, and shall otherwise comply with, the requirements of Section 162(m) and the regulations thereunder.
(c) As the Committee deems appropriate, performance goals established by the Committee may be based upon (x) the achievement of specified levels of Company, Subsidiary, division or business unit performance under one or more of the measures described below, (y) the improvement in Company, Subsidiary, division or business unit performance under one or more of the measures, and (z) Company, Subsidiary or business unit performance under one or more of the measures relative to the performance of other comparator companies or groups of companies or an external index or indicator. Performance goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned, and a level of performance at which an Award will be fully earned. Any of the measures listed below, as applicable, may be calculated to exclude special items, unusual or infrequently occurring items or nonrecurring items or may be normalized for fluctuations in market forces, including, but not limited to, foreign currency exchange rates and the price of aluminum on the London Metal Exchange:
(i) earnings, including earnings margin, operating income, earnings before or after taxes, and earnings before or after interest, taxes, depreciation, and amortization;
(ii) book value per share;
(iii) pre-tax income, after-tax income, income from continuing operations, or after tax operating income;
(iv) operating profit;
(v) earnings per common share (basic or diluted);
(vi) return on assets (net or gross);

2018 Proxy Statement
Attachment D (continued)

(vii) return on capital;
(viii) return on invested capital;
(ix) sales, revenues or growth in or returns on sales or revenues;
(x) share price appreciation;
(xi) total shareholder return;
(xii) cash flow, operating cash flow, free cash flow, cash flow return on investment (discounted or otherwise), cash on hand, reduction of debt, capital structure of the Company including debt to capital ratios;
(xiii) implementation or completion of critical projects or processes;
(xiv) economic profit, economic value added or created;
(xv) cumulative earnings per share growth;
(xvi) achievement of cost reduction goals;
(xvii) return on shareholders’ equity;
(xviii) total shareholders’ return;
(xix) reduction of days working capital, working capital or inventory;
(xx) operating margin or profit margin;
(xxi) capital expenditures;
(xxii) cost targets, reductions and savings, productivity and efficiencies;
(xxiii) strategic business criteria, consisting of one or more objectives based on market penetration, geographic business expansion, customer satisfaction (including product quality and delivery), employee satisfaction, human resources management (including diversity representation), supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons;
(xxiv) personal professional objectives, including any of the foregoing performance measures, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, technology and best practice sharing within the Company, and the completion of other corporate goals or transactions;
(xxv) sustainability measures, community engagement measures or environmental, health or safety goals of the Company or the Subsidiary or business unit of the Company for or within which the Participant is primarily employed; or
(xxvi) audit and compliance measures.
(d) Notwithstanding any provision of this Plan other than Section 4(f) and SECTION 12, with respect to any Award that is subject to this SECTION 13, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals.
(e) The Committee shall have the power to impose such other restrictions on Awards subject to this SECTION 13 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.
(f) For purposes of complying with Section 162(m) limitations on “performance-based compensation,” and subject to the adjustment provisions of Section 4(f), no Participant may be granted Options and/or Stock Appreciation Rights in any calendar year with respect to more than 3,333,333 Shares, or Restricted Share Awards or Restricted Share Unit Awards covering more than 1,333,333 Shares. The maximum dollar value payable with respect to Performance Awards that are valued with reference to property other than Shares and granted to any Participant in any one calendar year is $15,000,000.
SECTION 14. AMENDMENTS AND TERMINATION. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that notwithstanding any other provision in this Plan, no such amendment, alteration, suspension, discontinuation or termination shall be made: (a) without shareholder approval, if such approval would be required pursuant to applicable law or the requirements of the New York Stock Exchange or such other stock exchange on

2018 Proxy Statement
Attachment D (continued)

which the Shares trade; or (b) without the consent of the affected Participant, if such action would impair the rights of such Participant under any outstanding Award, except as provided in Sections 15(e) and 15(f). Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform to local rules and regulations in any jurisdiction outside the United States or to qualify for or comply with any tax or regulatory requirement for which or with which the Board or Committee deems it necessary or desirable to qualify or comply. For clarity, this paragraph shall apply to all Awards granted under the Plan, whether granted prior to or following the amendment and restatement of the Plan effective on May 6, 2016.
SECTION 15. GENERAL PROVISIONS.
(a) Transferability of Awards. Awards may be transferred by will or the laws of descent and distribution. Except as set forth herein, awards shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Unless otherwise provided by the Committee or limited by applicable laws, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Unless otherwise provided by the Committee or limited by applicable laws, Awards may be transferred to one or more Family Members, individually or jointly, or to a trust whose beneficiaries include the Participant or one or more Family Members under terms and conditions established by the Committee. The Committee shall have authority to determine, at the time of grant, any other rights or restrictions applicable to the transfer of Awards; provided however, that no Award may be transferred to a third party for value or consideration. Except as provided in this Plan or the terms and conditions established for an Award, any Award shall be null and void and without effect upon any attempted assignment or transfer, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce or trustee process or similar process, whether legal or equitable.
(b) Award Entitlement. No Employee or Director shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Directors under the Plan.
(c) Terms and Conditions of Award. The prospective recipient of any Award under the Plan shall be deemed to have become a Participant subject to all the applicable terms and conditions of the Award upon the grant of the Award to the prospective recipient, unless the prospective recipient notifies the Company within 30 days of the grant that the prospective recipient does not accept the Award. This Section 15(c) is without prejudice to the Company’s right to require a Participant to affirmatively accept the terms and conditions of an Award.
(d) Award Adjustments. Except as provided in SECTION 13, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect.
(e) Committee Right to Cancel. The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended at any time prior to a Change in Control: (i) if an Employee, without the consent of the Committee, while employed by the Company or a Subsidiary or after termination of such employment, becomes associated with, employed by, renders services to or owns any interest (other than an interest of up to 5% in a publicly traded company or any other nonsubstantial interest, as determined by the Committee) in any business that is in competition with the Company or any Subsidiary; (ii) in the event of the Participant’s willful engagement in conduct which is injurious to the Company or any Subsidiary, monetarily or otherwise; (iii) in the event of an Executive Officer’s misconduct described in Section 15(f); or (iv) in order to comply with applicable laws as described in Section 15(h) below. For purposes of clause (ii), no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s act, or failure to act, was in the best interest of the Company or a Subsidiary. In the event of a dispute concerning the application of this Section 15(e), no claim by the Company shall be given effect unless the Board determines that there is clear and convincing evidence that the Committee has the right to cancel an Award or Awards hereunder, and the Board finding to that effect is adopted by the affirmative vote of not less than three quarters of the entire membership of the Board (after reasonable notice to the Participant and an opportunity for the Participant to provide information to the Board in such manner as the Board, in its sole discretion, deems to be appropriate under the circumstances).

2018 Proxy Statement
Attachment D (continued)

(f) Clawback. Notwithstanding any other provision of the Plan to the contrary, in accordance with the Company’s Corporate Governance Guidelines, if the Board learns of any misconduct by an Executive Officer that contributed to the Company having to restate all or a portion of its financial statements, the Board will, to the full extent permitted by governing law, in all appropriate cases, effect the cancellation and recovery of Awards (or the value of Awards) previously granted to the Executive Officer if: (i) the amount of the Award was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and (iii) the amount of the Award had the financial results been properly reported would have been lower than the amount actually awarded. Furthermore, all Awards (including Awards that have vested in accordance with the Award Agreement) shall be subject to the terms and conditions, if applicable, of any other recoupment policy adopted by the Company from time to time or any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction.
(g) Stock Certificate Legends. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, any stock exchange upon which the Shares are then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(h) Compliance with Securities Laws and Other Requirements. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Company in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other laws, rules, regulations, stock exchange listing or other requirements to which such offer, if made, would be subject. Without limiting the foregoing, the Company shall have no obligation to issue or deliver Shares pursuant to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Shares under any applicable law in the United States or in a jurisdiction outside of the United States or procurement of any ruling or determination of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration, qualification or determination is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participants.
(i) Dividends. No Award of Options or Stock Appreciation Rights shall have the right to receive dividends or dividend equivalents. A recipient of an Award of Restricted Shares shall receive dividends on the Restricted Shares subject to such contingencies or restrictions, if any, as the Committee, in its sole discretion, may impose. Dividend equivalents shall accrue on Restricted Share Units (including Restricted Share Units that have a performance feature) and shall only be paid if and when such Restricted Share Units vest, unless otherwise determined by the Committee. Dividend equivalents that accrue on Restricted Share Units will be calculated at the same rate as dividends paid on the common stock of the Company. Notwithstanding any provision herein to the contrary, no dividends or dividend equivalents shall be paid on Restricted Share Units that have not vested or on Restricted Share Units that have not been earned during a Performance Period.
(j) Consideration for Awards. Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.
(k) Delegation of Authority by Committee. The Committee may delegate to one or more Executive Officers or a committee of Executive Officers the right to grant Awards to Employees who are not Executive Officers or Directors of the Company and to cancel or suspend Awards to Employees who are not Executive Officers or Directors of the Company.

2018 Proxy Statement
Attachment D (continued)

(l) Tax Obligations. The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of Tax Obligations due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such Tax Obligations, including without limitation requiring the Participant to pay cash, withholding otherwise deliverable cash or Shares having a fair market value equal to the amount required to be withheld, forcing the sale of Shares issued pursuant to an Award (or exercise or vesting thereof) having a fair market value equal to the amount required to be withheld, or requiring the Participant to deliver to the Company already-owned Shares having a fair market value equal to the amount required to be withheld. For purposes of the foregoing, “Tax Obligations” means tax, social insurance and social security liability obligations and requirements in connection with the Awards, including, without limitation, (i) all U.S. Federal, state, and local income, employment and any other taxes (including the Participant’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company (or a Subsidiary, as applicable), (ii) the Participant’s and, to the extent required by the Company (or a Subsidiary, as applicable), the Company’s (or a Subsidiary’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares issued under the Award, and (iii) any other taxes, social insurance, social security liabilities or premium for which the Participant has an obligation, or which the Participant has agreed to bear, with respect to such Award (or exercise thereof or issuance of Shares or other consideration thereunder). Furthermore, the Committee shall be authorized to, but is not required to, establish procedures for election by Participants to satisfy such obligations for the payment of such taxes by delivery of or transfer of Shares to the Company or by directing the Company to retain Shares otherwise deliverable in connection with the Award. All personal taxes applicable to any Award under the Plan are the sole liability of the Participant.
(m) Other Compensatory Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
(n) Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of New York, United States of America, without reference to principles of conflict of laws, and construed accordingly.
(o) Severability. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.
(p) Awards to Non-U.S. Employees. Awards may be granted to Employees and Directors who are foreign nationals or residents or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees and Directors who are not foreign nationals or residents or who are employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law, regulations or tax policy. Without limiting the generality of the foregoing, the Committee or the Board, as applicable, are specifically authorized to (i) adopt rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (ii) adopt sub-plans, Award Agreements and Plan and Award Agreement addenda as may be deemed desirable to accommodate foreign laws, regulations and practice. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s or a Subsidiary’s obligation with respect to tax equalization for Employees on assignments outside their home countries. Notwithstanding the discretion of the Committee under this section, the Participant remains solely liable for any applicable personal taxes.
(q) Repricing Prohibited. Except as provided in Section 4(f), the terms of outstanding Options or Stock Appreciation Rights may not be amended, and action may not otherwise be taken without shareholder approval, to: (i) reduce the exercise price of outstanding Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or (iii) replace outstanding Options or Stock Appreciation Rights in exchange for other Awards or cash at a time when the exercise price of such Options or Stock Appreciation Rights is higher than the Fair Market Value of a Share.

2018 Proxy Statement
Attachment D (continued)

(r) Deferral. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash or other property to the extent that such deferral complies with Section 409A of the Code and any regulations or guidance promulgated thereunder. The Committee may also authorize the payment or crediting of interest, dividends or dividend equivalents on any deferred amounts.
(s) Compliance with Section 409A of the Code. Except to the extent specifically provided otherwise by the Committee and notwithstanding any other provision of the Plan, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, payment, distribution, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, payment, distribution, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. Although the Company may attempt to avoid adverse tax treatment under Section 409A of the Code, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.
(t) Effect of Headings. The Section headings and subheadings herein are for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.
SECTION 16. TERM OF PLAN. No Award shall be granted pursuant to the Plan after May 2, 2023, but any Award theretofore granted may extend beyond that date. The Plan became effective upon its approval by the Company’s shareholders on May 3, 2013 and was subsequently amended and restated by the Board and re-approved by shareholders, effective May 6, 2016. On March 27, 2018, the Board approved a second amendment and restatement of the Plan, which shall be presented for approval by the Company’s shareholders on May 16, 2018. To the extent that the Company’s shareholders do not provide requisite approval of the Plan, Awards will be made under the Plan as approved by shareholders on May 6, 2016.
SECTION 17. TERMINATION OF PRIOR PLAN. No stock options or other awards may be granted under the Amended and Restated 2009 Alcoa Stock Incentive Plan after May 2, 2013, but all such awards theretofore granted shall extend for the full stated terms thereof and be administered under the Amended and Restated 2009 Alcoa Stock Incentive Plan. Notwithstanding any other provision to the contrary, all outstanding awards previously granted under Prior Plans shall be governed by the terms and conditions of the applicable Prior Plans under which such awards were granted.

COVER IMAGE: Arconic supplies jet engine manufacturers with highly engineered components, such as this single-piece nozzle ring.

ARCONIC.COM

(Vote on the other side) Arconic Inc. 390 Park Avenue New York, NY 10022-4608 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Arconic Inc. 2018 Annual Meeting of Shareholders 9:00 a.m. Eastern Time, Wednesday, May 16, 2018 at Lotte New York Palace Hotel 455 Madison Avenue New York, NY 10022 Admission Ticket This ticket is not transferable. Please keep this ticket to be admitted to the Annual Meeting of Shareholders. VOTE BY MAIL Return your proxy in the postage-paid envelope provided. VOTE BY INTERNET Access this website to cast your vote. www.cesvote.com VOTE BY TELEPHONE Call toll-free using a touch-tone telephone. 1-888-693-8683 The undersigned hereby appoints Peter Hong, W. Paul Myron and Bruce E. Thompson, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Arconic Inc. the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders of Arconic Inc. to be held on May 16, 2018, and at any adjournment or postponement thereof, in accordance with the instructions set forth on the reverse side of this proxy card. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof. Your telephone or Internet vote must be received by 6:00 a.m. Eastern Time on May 16, 2018, to be counted. If you vote by mail, your proxy card must be received before the meeting for your vote to be counted. This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Arconic Inc., its subsidiaries or affiliates with respect to shares of common stock of Arconic Inc. held by the undersigned under any such plans. Your voting instructions must be received by 6:00 a.m. Eastern Time on May 14, 2018, or the trustee will vote your plan shares in the same proportion as those plan shares for which instructions have been received. Your vote on the proposals described in the accompanying Proxy Statement may be specified on the reverse side. If properly signed, dated and returned, this proxy will be voted as specified on the reverse side or, if no choice is specified, this proxy will be voted in accordance with the recommendation of the Board of Directors. Comments: Fold and detach here IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. c/o Corporate Election Services P. O. Box 1150 Pittsburgh, PA 15230-1150 THREE WAYS TO VOTE Vote by Mail. Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Arconic Inc., c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230-1150. Vote by Internet. Have your proxy card available when you access the website www.cesvote.com and follow the simple directions presented to record your vote. Vote by Telephone. Have your proxy card available when you call toll-free 1-888-693-8683 using a touch-tone phone and follow the simple directions presented to record your vote. Vote 24 hours a day, 7 days a week. Your telephone or Internet vote must be received by 6:00 a.m. Eastern Time on May 16, 2018, to be counted. If you vote by Internet or by telephone, please do not mail your proxy card. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 16, 2018—the Notice of 2018 Annual Meeting of Shareholders and Proxy Statement are available at www.ViewMaterial.com/ARNC.

Signature Signature (if held jointly) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name or names appear(s) on this proxy card. If shares are held jointly, EACH holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. (continued from the other side) P R O X Y Please mark your choices clearly in the appropriate boxes. If no choice is specified, this proxy will be voted FOR Items 1, 2, 3 and 4 and AGAINST Item 5. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, AND 4. 1. Election of Directors – Nominees to serve for a one-year term: 1. James F. Albaugh FOR AGAINST ABSTAIN 8. David P. Hess FOR AGAINST ABSTAIN 2. Amy E. Alving FOR AGAINST ABSTAIN 9. Sean O. Mahoney FOR AGAINST ABSTAIN 3. Christopher L. Ayers FOR AGAINST ABSTAIN 10. David J. Miller FOR AGAINST ABSTAIN 4. Charles Blankenship FOR AGAINST ABSTAIN 11. E. Stanley O’Neal FOR AGAINST ABSTAIN 5. Arthur D. Collins, Jr. FOR AGAINST ABSTAIN 12. John C. Plant FOR AGAINST ABSTAIN 6. Elmer L. Doty FOR AGAINST ABSTAIN 13. Ulrich R. Schmidt FOR AGAINST ABSTAIN 7. Rajiv L. Gupta FOR AGAINST ABSTAIN 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018 FOR AGAINST ABSTAIN 3. Approve, on an advisory basis, executive compensation FOR AGAINST ABSTAIN 4. Approve the 2013 Arconic Stock Incentive Plan, as amended and restated FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 5. 5. Shareholder proposal regarding shareholding threshold to call special shareowner meeting FOR AGAINST ABSTAIN IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.